As filed with the Securities and Exchange Commission on September 23, 2015
================================================================================
                                                    1933 Act File No. 333-205681
                                                     1940 Act File No. 811-23072


                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-2

(Check appropriate box or boxes)


[X] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[X] Pre-Effective Amendment No. 5
[ ] Post-Effective Amendment No. _

and

[X] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[X] Amendment No. 5


                 First Trust Dynamic Europe Equity Income Fund
         Exact Name of Registrant as Specified in Declaration of Trust


           120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187
 Address of Principal Executive Offices (Number, Street, City, State, Zip Code)


                                 (630) 765-8000
               Registrant's Telephone Number, including Area Code


                             W. Scott Jardine, Esq.
                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                            Wheaton, Illinois 60187

 Name and Address (Number, Street, City, State, Zip Code) of Agent for Service


                          Copies of Communications to:

        Eric F. Fess, Esq.                      Michael K. Hoffman, Esq.
      Chapman and Cutler LLP            Skadden, Arps, Slate, Meagher & Flom LLP
      111 West Monroe Street                         4 Times Square
      Chicago, Illinois 60603                   New York, New York 10036

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement

---------------

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

It is proposed that this filing will become effective (check appropriate box)

     [ ] when declared effective pursuant to section 8(c)

---------------


CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

================================================================================

------------------------ ---------------------- --------------------- ---------------------- ---------------------
                                                  Proposed Maximum      Proposed Maximum
  Title of Securities        Amount Being          Offering Price      Aggregate Offering          Amount of
    Being Registered          Registered              Per Unit              Price(1)          Registration Fee(2)
------------------------ ---------------------- --------------------- ---------------------- ---------------------
     Common Shares,
    $0.01 par value          17,500,000                $20.00              $350,000,000           $40,670
------------------------ ---------------------- --------------------- ---------------------- ---------------------


(1)   Estimated solely for the purpose of determining the registration fee.

(2)   $2.32 of which has been previously paid.


The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.


================================================================================

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.


                             SUBJECT TO COMPLETION

                 PRELIMINARY PROSPECTUS DATED SEPTEMBER 23, 2015


PROSPECTUS

                                     SHARES

                 FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND

                                 COMMON SHARES
                                $20.00 PER SHARE
                           --------------------------

   The Fund. First Trust Dynamic Europe Equity Income Fund is a newly organized, non-diversified, closed-end management investment company.

   Investment Objective. The Fund's investment objective is to provide a high level of current income with a secondary focus on capital appreciation. There can be no assurance that the Fund's investment objective will be achieved.

   Investment Strategies and Policies. Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 80% of its Managed Assets (as defined below) in a portfolio of equity securities of European companies of any market capitalization, including, but not limited to, common and preferred stock that pay dividends, depositary receipts and real estate investment trusts. The Fund will seek to focus its equity investments on income-producing securities. The Fund will utilize a dynamic currency hedging process, which will include, at the discretion of the portfolio managers, the use of forward foreign currency exchange contracts to hedge a portion of the Fund's currency exposure. See "The Fund's Investments--Derivatives and Other Transactions--Foreign Currencies and Related Transactions".

   European companies are defined to include any company that meets one or both of the following tests: (i) its primary business office is located in Europe; or
(ii) the principal trading market of its stock is located in Europe. In selecting income-producing equity securities, the Fund will seek to invest in securities of companies that the portfolio managers of the Fund believe have attractive long-term business prospects to produce high levels of dividend income as well as securities that the portfolio managers believe offer the potential for growth of income. See "The Fund's Investments--Investment Philosophy and Process". To generate additional income, the Fund currently expects to write (or sell) call options on portfolio equity securities and certain broad-based securities indices in an amount up to 40% of the value of its Managed Assets (the "Option Overlay Strategy"). See "The Fund's Investments--Derivatives and Other Transactions--Option Overlay Strategy".

   "Managed Assets" means the average daily gross asset value of the Fund (which includes assets attributable to the Fund's leverage, if any), minus the sum of the Fund's accrued and unpaid dividends on any outstanding preferred shares of beneficial interest, if any, and accrued liabilities (other than liabilities representing leverage).

   Contingent Conversion Feature. The Fund's Amended and Restated Declaration of Trust provides that, during the calendar year 2023, the Fund will call a shareholder meeting of the Fund for the purpose of voting to determine whether the Fund should convert to an open-end management investment company (such meeting date, as may be adjourned, the "Conversion Vote Date"). If approved by shareholders on the Conversion Vote Date, the Fund will seek to convert to an open-end management investment company within 12 months of such approval. See "Contingent Conversion Feature".

   No Prior History. Because the Fund is newly organized, its shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors expecting to sell their shares in a relatively short period of time after completion of the public offering.

   The Fund has applied to list its common shares of beneficial interest on the New York Stock Exchange. The trading or ticker symbol of the Common Shares is expected to be "FDEU".
                                               (continued on the following page)

Investing in the Common Shares involves certain risks that are described in the "Risks" section beginning on page 36 of this prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                        Per Share      Total (1)
   Initial price to public...........................     $20.00         $
   Sales load (2)....................................     $ 0.90         $
   Estimated offering costs (3)......................     $ 0.04         $
   Proceeds, after expenses, to the Fund.............     $19.06         $

                                                       (notes on following page)

   The Underwriters expect to deliver the Common Shares to purchasers on or
about         , 2015.

                                          --------------------------

Wells Fargo Securities                          Morgan Stanley                             UBS Investment Bank
Oppenheimer & Co.                            RBC Capital Markets                                        Stifel
BB&T Capital Markets                         D.A. Davidson & Co.                 Dawson James Securities, Inc.
Janney Montgomery Scott                J.J.B. Hilliard, W.L. Lyons, LLC            J.V.B. Financial Group, LLC
Ladenburg Thalmann                             Maxim Group LLC                 National Securities Corporation
Newbridge Securities Corporation                 Pershing LLC                                      RCS Capital
Southwest Securities                       Wedbush Securities Inc.                                  Wunderlich
                                                 B.C. Ziegler

                                          --------------------------

           The date of this prospectus is                 , 2015.

(notes from previous page)

   (1) The Fund has granted the Underwriters an option to purchase up to additional Common Shares at the public offering price, less the sales load, within 45 days of the date of this prospectus solely to cover over-allotments, if any. If such option is exercised in full, the total public offering price, sales load, estimated offering costs and proceeds,
       after expenses, to the Fund will be $      , $      , $      and $     ,
       respectively. See "Underwriters".

   (2) The Advisor and the Sub-Advisor (and not the Fund) have agreed to pay, from their own assets, a structuring fee to each of Wells Fargo Securities, LLC, Morgan Stanley & Co. LLC, UBS Securities LLC and RBC Capital Markets, LLC and may pay certain other qualifying Underwriters a structuring fee, sales incentive fee or additional compensation in connection with the offering. See "Underwriters".

   (3) Total expenses of the offering of the Common Shares paid by the Fund
       (other than the sales load) are estimated to be $      , which represents
       0.20% (or $0.04 per Common Share) of the Fund's aggregate offering price. The Advisor and Sub-Advisor have agreed to pay: (i) all organizational expenses; and (ii) all offering costs of the Fund (other than the sales load) that exceed 0.20% (or $0.04 per Common Share) of the Fund's aggregate offering price.


(continued from previous page)

   Investment Advisor, Sub-Advisor and Sub-Sub-Advisor. First Trust Advisors L.P. (the "Advisor") will be the Fund's investment adviser and will be responsible for implementing the Option Overlay Strategy. Henderson Global Investors (North America) Inc. (the "Sub-Advisor") will be the Fund's sub-adviser. The Advisor, the Sub-Advisor and the Fund will engage Henderson Investment Management Limited (the "Sub-Sub-Advisor") to be responsible for the day-to-day investment decisions of the Fund other than the Option Overlay Strategy. See "Management of the Fund" in this prospectus and "Investment Advisor" and "Sub-Advisor and Sub-Sub-Advisor" in the Fund's Statement of Additional Information (the "SAI").

   Distributions. The Fund intends to pay monthly distributions to holders of the Common Shares (the "Common Shareholders") out of legally available funds. Distributions, if any, will be determined by the Fund's Board of Trustees (the "Board of Trustees"). The Fund expects to declare its initial monthly distribution approximately 30 to 60 days following the completion of this offering and pay such initial monthly distribution approximately 60 to 90 days after the completion of this offering, depending on market conditions. There is no assurance the Fund will make this initial monthly distribution or continue to pay regular monthly distributions or that it will do so at a particular rate.

   In addition to regular monthly distributions, for the two years following the completion of this offering, the Fund intends to pay quarterly distributions (each, a "quarterly special distribution") in cash to Common Shareholders if the conditions described below have been met (the "quarterly special distribution program"). The date on which the amount of the quarterly special distribution will be measured (each, a "quarterly special distribution measurement date") for
the first quarterly special distribution will be        and subsequent quarterly
special distribution measurement dates will occur every three months thereafter (a "quarterly special distribution period") on the 15th day of each such month (or, if such date is not a business day, on the first business day thereafter) during the two year period following the completion of this offering. The aggregate amount payable for each quarterly special distribution period is expected to be equal to 50% of the amount by which the net asset value ("NAV") of the Fund as of the applicable quarterly special distribution measurement date (the "measurement NAV") exceeds the NAV of the Fund as of the most recent prior quarterly special distribution measurement date for which a quarterly special distribution was paid (the "benchmark NAV"). The calculation of the measurement NAV and the benchmark NAV will be appropriately adjusted to reflect distributions paid or to be paid by the Fund. For purposes of calculating the measurement NAV, the Fund will subtract from the NAV as of the quarterly special distribution measurement date the amount of any regular monthly distribution not reflected in the NAV on such date but which is declared prior to or simultaneous with the declaration of the quarterly special distribution during that month. In addition, for purposes of calculating the benchmark NAV, the Fund will subtract from the NAV as of the quarterly special distribution measurement date for the applicable prior quarterly special distribution period the amounts of any quarterly special distribution and regular monthly distribution that had not been reflected in the NAV as of such date but were declared by the end of the month in which such quarterly special distribution measurement date occurred. For the purposes of the first quarterly special distribution, the benchmark NAV will be $19.06 per share. There can be no assurance that the NAV of the Fund will increase or any quarterly special distribution will be made by the Fund. The Board of Trustees will review the quarterly special distribution program from time to time and may determine to modify, suspend or cancel the program. The Fund will provide Common Shareholders with advance notice in the event of any such determination by the Board of Trustees to modify, suspend or cancel the quarterly special distribution program. See "Distributions" and "Risks--Quarterly Special Distribution Program Risk".

   Use of Leverage. The Fund currently intends to use leverage to seek to enhance its potential for current income. The Fund initially anticipates that, under normal market conditions, it will employ leverage through borrowings from banks and other financial institutions representing approximately 25% of the Fund's Managed Assets. Under normal market conditions, the Fund's leverage through such borrowings will not exceed 25% of the Fund's Managed Assets, measured immediately after leverage is issued. The costs associated with any issuance and use of leverage will be borne by the Common Shareholders. Through the use of leverage, the Fund will seek to obtain a higher return for Common Shareholders than if the Fund did not use leverage. The use of leverage is a speculative technique and investors should note that there are special risks and costs associated with the leveraging of the Common Shares. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. See "Use of Leverage", "Risks--Leverage Risk" and "Description of Shares".

   You should read this prospectus, which contains important information about the Fund, before deciding whether to invest in the Common Shares, and retain it for future reference. This prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. The SAI,
dated        , 2015, containing additional information about the Fund, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the SAI, the table of contents of which is on page 67 of this prospectus, annual and semi-annual reports to shareholders, when available, and other information about the Fund, and make shareholder inquiries, by calling
(800) 988-5891; by writing to the Fund at 120 East Liberty Drive, Wheaton, Illinois 60187; or from the Fund's or Advisor's website (http://www.ftportfolios.com). Please note that the information contained in the Fund's or Advisor's website, whether currently posted or posted in the future, is not part of this prospectus or the documents incorporated by reference in this prospectus. Additional information about the Fund has been filed with the SEC and is available upon written or oral request and without charge. Information about the Fund can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may call (202) 551-8090 for information on the operation of the Public Reference Room. This information also is available on the SEC's website at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington, D.C. 20549-0102. You may also email requests for these documents to publicinfo@sec.gov.

   The Fund's Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

                               TABLE OF CONTENTS

                                                                            Page

Prospectus Summary..........................................................  1
Summary of Fund Expenses.................................................... 27
The Fund.................................................................... 28
Use of Proceeds............................................................. 28
Contingent Conversion Feature............................................... 28
The Fund's Investments...................................................... 28
Use of Leverage............................................................. 34
Risks....................................................................... 36
Management of The Fund...................................................... 50
Net Asset Value............................................................. 52
Distributions............................................................... 53
Dividend Reinvestment Plan.................................................. 54
Description of Shares....................................................... 55
Certain Provisions in the Declaration of Trust and By-Laws.................. 56
Structure of the Fund; Common Share Repurchases and Conversion
     to Open-End Fund....................................................... 58
Federal Tax Matters......................................................... 59
Underwriters................................................................ 62
Legal Opinions.............................................................. 65
Custodian, Administrator, Fund Accountant and Transfer Agent................ 65
Table of Contents for the Statement of Additional Information............... 67

                           --------------------------

   You should rely only on the information contained or incorporated by reference in this prospectus. Neither the Fund nor the Underwriters has authorized any person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. Neither the Fund nor the Underwriters is making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date of this prospectus. The Fund's business, financial condition and prospects may have changed since that date.

                           --------------------------

             CAUTIONARY NOTICE REGARDING FORWARD LOOKING STATEMENTS

   This prospectus and the SAI, including documents incorporated by reference, contain "forward looking statements". Forward looking statements can be identified by the words "may", "will", "intend", "expect", "believe", "estimate", "continue", "plan", "anticipate", and similar terms and the negative of such terms. By their nature, all forward looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward looking statements. Several factors that could materially affect the Fund's actual results are the performance of the portfolio of securities held by the Fund, the conditions in the U.S., European and other markets, the price at which the Common Shares will trade in the public markets and other factors which may be discussed in the Fund's periodic filings with the SEC.

   Although we believe that the expectations expressed in these forward looking statements are reasonable, actual results could differ materially from those projected or assumed in these forward looking statements. The Fund's future financial condition and results of operations, as well as any forward looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the "Risks" section of this prospectus. All forward looking statements contained or incorporated by reference in this prospectus are made as of the date of this prospectus. We do not intend, and we undertake no obligation, to update any forward looking statement. The forward looking statements contained in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended.

   Currently known risk factors that could cause actual results to differ materially from the Fund's expectations include, but are not limited to, the factors described in the "Risks" section of this prospectus. The Fund urges you to review carefully that section for a more detailed discussion of the risks of an investment in the Fund's securities.

                               PROSPECTUS SUMMARY

   This is only a summary of some of the information that is described more fully elsewhere in this prospectus. This summary does not contain all of the information that you should consider before investing in the Fund's Common Shares (as defined below). You should carefully read the entire prospectus and the Statement of Additional Information (the "SAI"), particularly the section entitled "Risks".

The Fund ...........  First Trust Dynamic Europe Equity Income Fund (the "Fund")
                      is a newly organized, non-diversified, closed-end management investment company. See "The Fund".

The Offering........  The Fund is offering                       common shares
                      of beneficial interest ("Common Shares") at $20.00 per share through a group of underwriters (the "Underwriters") led by Wells Fargo Securities, LLC, Morgan Stanley & Co.
                      LLC and UBS Securities LLC. You must purchase at least
                      100 Common Shares in this offering. The Fund has given the Underwriters an option to purchase up to additional Common Shares within 45 days from the date of this prospectus solely to cover over-allotments, if any. The Advisor and the Sub-Advisor (each, as defined below) have to agreed to pay: (i) all organizational expenses; and (ii) all offering costs of the Fund (other than sales load) that exceed 0.20% (or $0.04 per Common
                      Share) of the Fund's aggregate offering price.

Contingent
Conversion
Feature ............  The Fund's Amended and Restated Declaration of Trust (the
                      "Declaration") provides that, during the calendar year 2023, the Fund will call a shareholder meeting of the Fund for the purpose of voting to determine whether the Fund should convert to an open-end management investment company (such meeting date, as may be adjourned, the "Conversion Vote Date"). A vote on such Conversion Vote Date to convert the Fund to an open-end management investment company under the Declaration requires approval by a majority of the Fund's outstanding voting securities as defined under the Investment Company Act of 1940 (the "1940 Act"). As defined in the 1940 Act, when used with respect to particular shares of the Fund, a "majority of the outstanding voting securities" means: (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy; or (ii) more than 50% of the shares, whichever is less. If approved by shareholders on the Conversion Vote Date, the Fund will seek to convert to an open-end management investment company within 12 months of such approval. If the requisite number of votes to convert the Fund to an open-end management investment company is not obtained on the Conversion Vote Date, the Fund will continue in operation as a closed-end management investment company. See "Structure of the Fund; Common Share Repurchases and Conversion to Open-End Fund--Conversion to Open-End Fund" and "Risks--Conversion Risk" below.


Investment Advisor,
Sub-Advisor and
Sub-Sub-Advisor.....  First Trust Advisors L.P., a registered investment adviser
                      (the "Advisor"), will be the Fund's investment adviser and will be responsible for implementing the Option Overlay Strategy (as defined below), supervising the Sub-Advisor, managing the Fund's business affairs and providing certain clerical, bookkeeping and other administrative services. The Advisor, in consultation with the Sub-Advisor, will also be responsible for determining the Fund's overall investment strategy and overseeing its implementation. The Advisor is an Illinois limited partnership formed in 1991. It serves as investment adviser or portfolio supervisor to investment portfolios with approximately $112 billion in assets, which it managed or supervised as of August 31, 2015. See "Management of the Fund--Investment Advisor" in this prospectus and "Investment Advisor" in the SAI.


                      Henderson Global Investors (North America) Inc., a registered investment adviser (the "Sub-Advisor"), will be the Fund's sub-adviser and will provide U.S. regulatory and compliance oversight for the services provided to the Fund by the Sub-Sub-Advisor (as defined below).

                      The Sub-Advisor is an indirect, wholly-owned subsidiary of Henderson Group plc ("Henderson Group"). The Advisor, the Sub-Advisor and the Fund have engaged Henderson Investment Management Limited (the "Sub-Sub-Advisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of Henderson Group. The Sub-Sub-Advisor will be responsible for the day-to-day investment decisions of the Fund other than the Option Overlay Strategy. As of June 30, 2015, Henderson Group, together with its affiliates, including the Sub-Advisor and the Sub-Sub-Advisor, managed approximately $129.1 billion in assets. See "Management of the Fund--Sub-Advisor and Sub-Sub-Advisor" in this prospectus and "Sub-Advisor and Sub-Sub-Advisor" in the SAI.

Investment
Objective ..........  The Fund's investment objective is to provide a high level of current income with a secondary focus on capital appreciation. There can be no assurance that the Fund's investment objective will be achieved.

                      Unless otherwise specified, the investment policies and limitations of the Fund are not considered to be fundamental by the Fund and can be changed without a vote of the holders of the Common Shares (the "Common Shareholders"). However, the Fund's policy of investing at least 80% of its Managed Assets (as defined below) in a portfolio of equity securities of European companies (as further described below) may only be changed by the Board of Trustees of the Fund (the "Board of Trustees") following the provision of 60 days' prior written notice to the Common Shareholders. The Fund's investment objective and certain investment restrictions specifically identified as such in the SAI are considered fundamental and may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, which includes Common Shares and preferred shares of beneficial interest of the Fund ("Preferred Shares"), if any, voting together as a single class, and the holders of the outstanding Preferred Shares, if any, voting as a single class.

Investment
Strategies
and Policies........  Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 80% of its Managed Assets in a portfolio of equity securities of European companies of any market capitalization, including, but not limited to, common and preferred stock that pay dividends, depositary receipts and real estate investment trusts ("REITs"). See "Risks--European Markets Risk" and "Risks--Non-U.S. Securities Risk". The Fund will seek to focus its equity investments on income-producing securities and will limit its investments in preferred securities, depositary receipts and REITs, in each case, to no more than 20% of its Managed Assets. See "--Portfolio Composition".

                      European companies are defined to include any company that meets one or both of the following tests: (i) its primary business office is located in Europe; or (ii) the principal trading market of its stock is located in Europe. The Fund will limit its investments in a single country to no more than 40% of its Managed Assets. See "Risks--Geographic Concentration Risk". The Fund currently anticipates that it will focus its European investments on companies located in Western European countries, such as the United Kingdom, Ireland, Belgium, Germany, Norway, the Netherlands, Denmark, Switzerland, Finland, Sweden, Portugal, France, Austria, Italy, Greece and Spain, but it may also invest in companies located in Central and Eastern European countries such as Russia, Bulgaria, the Czech Republic, Turkey and Poland. Certain of the European countries in which the Fund may invest are considered to be emerging market countries. The Fund will limit its investments in emerging market countries in the aggregate to no more than 20% of its Managed Assets. See "Risks--Emerging Markets Risk". The Fund considers an emerging market country to be any country whose issuers are included in the Morgan Stanley Capital International ("MSCI") Emerging Markets Index and/or those countries considered to be developing by the World Bank, the International Finance Corporation or the United Nations. The Fund considers an "emerging market issuer" to be one
                      (i) domiciled or with a principal place of business or primary securities trading market in an emerging market country or (ii) that derives a substantial portion of its total revenues or profits from emerging market countries. In selecting income-producing equity securities, the Fund will seek to invest in securities of companies that the portfolio managers of the Fund believe have attractive long-term business prospects to produce high levels of dividend income as well as securities that the portfolio managers believe offer the potential for growth of income. See "--Investment Philosophy and Process".

                      The Fund will utilize a dynamic currency hedging process, which will include, at the discretion of the portfolio managers, the use of forward foreign currency exchange contracts to hedge a portion of the Fund's currency exposure. The Fund's currency exchange transactions will be used for hedging or currency risk management purposes (e.g., to protect the value of its portfolio against uncertainty in the level of future currency exchange rates) and not in order to speculate on currency exchange rate movements. The portfolio managers of the Fund will adjust the extent to which the Fund will utilize currency hedging transactions on an ongoing basis based on, among other things, their view of market conditions, currency exchange rates and the currency exposure of the Fund's portfolio investments. As a result of the dynamic currency hedging process, the portion of the Fund's portfolio securities which are subject to currency hedging transactions may vary widely, from 0% to 100% of the portfolio securities. See "--Investment Philosophy and Process". The Fund may have higher returns than an equivalent non-currency hedged investment when the component currencies are weakening relative to the U.S. dollar. Conversely, the Fund may have lower returns than an equivalent non-currency hedged investment when the component currencies are rising relative to the U.S. dollar. As such, contracts to sell foreign currency will generally be expected to limit any potential gain that might be realized by the Fund if the value of the hedged currency increases. Although the Fund seeks to minimize the impact of currency fluctuations on Fund returns, the use of currency hedging will not necessarily eliminate exposure to all currency fluctuations. See "The Fund's Investments--Derivatives and Other Transactions--Foreign Currencies and Related Transactions".

                      Under normal market conditions, the Fund also may invest up to 20% of its Managed Assets in domestic and foreign fixed income securities of any maturity and credit quality, including corporate and government debt securities. See "--Portfolio Composition--Corporate Debt Securities" and "--Portfolio Composition--Government Debt Securities". Securities rated below investment grade are commonly referred to as "junk" or "high yield" securities and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. See "Risks--Credit and Below Investment Grade Securities Risk".

                      The Fund may invest up to 15% of its Managed Assets in securities that, at the time of investment, are illiquid (determined using the standard of the Securities and Exchange Commission (the "SEC") applicable to registered investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the price at which the Fund has valued the securities).

                      The Fund may invest, without limit, in securities that have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), and continue to be subject to restrictions on resale; securities held by control persons of the issuer of such securities; and securities that are subject to contractual restrictions on their resale (collectively, "restricted securities"). However, restricted securities determined by the Advisor, the Sub-Advisor or the Sub-Sub-Advisor to be illiquid are subject to the above limitation on the amount of illiquid securities in which the Fund may invest. See "Risks--Illiquid and Restricted Securities Risk".

                      To generate additional income, the Fund currently expects to write (or sell) call options on portfolio equity securities and certain broad-based securities indices in an amount up to 40% of the value of its Managed Assets (the "Option Overlay Strategy"). The Fund's use of the Option Overlay Strategy may vary from time to time depending on market conditions and other factors. The Option Overlay Strategy seeks to generate gains from option premiums in an attempt to enhance amounts available for distributions payable to the Fund's shareholders; however, there is no assurance that the Option Overlay

                      Strategy will achieve this objective. The Fund's use of the Option Overlay Strategy may limit the Fund's ability to benefit from the full upside potential of its equity investments. See "--Derivatives and Other
                      Transactions--Option Overlay Strategy".

                      "Managed Assets" means the average daily gross asset value of the Fund (which includes assets attributable to the Fund's leverage, if any), minus the sum of the Fund's accrued and unpaid dividends on any outstanding preferred shares of beneficial interest of the Fund ("Preferred Shares"), if any, and accrued liabilities (other than liabilities representing leverage). For purposes of determining Managed Assets, the liquidation preference of the Preferred Shares would not be treated as a liability.

                      Percentage limitations described in this section of the prospectus are as of the time of investment by the Fund and may be exceeded on a going-forward basis as a result of market value fluctuations of the Fund's portfolio securities.

Investment
Philosophy
And Process ........  The investment strategy employed by the portfolio managers for the Fund is based on the belief that, over the long term, dividend paying stocks that exhibit consistent dividend growth will significantly outperform the broader market. Accordingly, the portfolio managers seek to invest in securities of companies they believe have attractive long-term business prospects to produce high levels of dividend income as well as securities that the portfolio managers believe offer the potential for growth of income.

                      The portfolio managers' investment process is driven by bottom-up stock selection based on fundamental, qualitative analysis and a strong value discipline. The portfolio managers aim to identify the most compelling opportunities based on income, value and growth potential. The portfolio managers evaluate a broad range of criteria when selecting companies in which to invest, including a company's financial strength, competitive position in its industry and projected future earnings and cash flows, as well as a broad range of additional value metrics, including price to earnings ratios, valuation relative to asset values and a particular focus on cash flow generation and a company's ability to service growing dividend streams in the medium term. The portfolio managers will place an emphasis on companies with strong yield fundamentals and those likely to increase future dividend payouts. The portfolio managers will generally consider selling a security when they believe there is a risk of significant deterioration in the company's fundamentals affecting its cash flow and ability to pay future dividends, or there is a change in business strategy or issuer-specific business outlook that affects the original investment thesis.

                      Country and sector allocation decisions are driven primarily by the stock selection process. However, in evaluating investment opportunities in various countries and sectors, the portfolio managers will consider, among other things, the condition and growth potential of the various economies, industry sectors and securities markets; expected levels of inflation; government policies influencing business conditions; currency and taxation factors; and other financial, social and political factors that may have an effect on the investment climate of the companies that are located in those countries or of their principal trading markets.

                      With respect to the management of the Fund's dynamic currency hedging process, the portfolio managers will adjust the amount of the Fund's currency hedging transactions on an ongoing basis. The key determinants in setting the proportion of hedging will be the portfolio's allocation towards various currency regions, the nature of the companies held and their underlying assets. The Sub-Advisor will also take into account differing interest rate policy across the European region and other macro indicators in determining the level of hedging within the Fund. Hedging decisions are made on an individual position by position basis. Hedging decisions are continually reevaluated and modified in light of the key determinants noted above.

Portfolio
Composition ........  Common Stock. Common stock represents an equity ownership interest in issuers. Holders of common stock are entitled to the income and increase in the value of the assets and business of the issuers after all debt obligations and obligations to preferred stockholders are satisfied. Common stockholders generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. See "Risks--Common Stock Risk".

                      Preferred Stock. Preferred stock represents an equity ownership interest in an issuer, but generally entitles the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from the liquidation of the issuer. Some preferred stock also entitles its holders to receive additional liquidation proceeds on the same basis as holders of the issuer's common stock. Some preferred stock offers a fixed rate of return with no maturity date. Preferred stock with no maturity may perform similarly to long term bonds, and can be more volatile than other types of preferred stock with heightened sensitivity to changes in interest rates. Other preferred stock has a variable dividend, generally determined on a quarterly or other periodic basis. Because preferred stock represents an equity ownership interest in a company, its value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in an issuer's financial condition or prospects or to fluctuations in the equity markets. Unlike common stock, preferred stock does not usually have voting rights absent the occurrence of specified events; preferred stock, in some instances, is convertible into common stock. In order to be payable, dividends on preferred stock must be declared by the issuer's board of directors. There is, however, no assurance that dividends will be declared by the boards of directors of issuers of the preferred stocks in which the Fund invests. See "Risks--Preferred Stock Risk".

                      Depositary Receipts. The Fund may make foreign investments through American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), or other securities representing underlying shares of foreign issuers. Positions in those securities are not necessarily denominated in the same currency as the underlying shares they represent. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities issued by foreign issuers. EDRs are European receipts listed on the Luxembourg Stock Exchange evidencing a similar arrangement. GDRs are U.S. dollar denominated receipts evidencing ownership of foreign securities. Generally, ADRs, in registered form, are designed for the U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in foreign securities markets.

                      The Fund may invest in sponsored or unsponsored ADRs. Sponsored ADRs are issued jointly by the issuer of the underlying security and a depository, whereas unsponsored ADRs are issued without participation of the issuer of the deposited security. Holders of unsponsored ADRs generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information about the issuer of the security and the market value of an unsponsored ADR. Investments in depositary receipts involve risks similar to those accompanying direct investments in foreign securities, including liquidity, currency, political, information and other risks. See "Risks--Non-U.S. Securities Risk".

                      Real Estate Investment Trusts. REITs are financial vehicles that pool investors' capital to purchase or finance real estate. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable tax requirements. See "Risks--Real Estate Investment Trust Risk".

                      Corporate Debt Securities. Corporate debt securities are debt obligations issued by U.S. and foreign corporations and other business entities to borrow money from investors. Corporate debt securities may be either secured or unsecured. Collateral used for secured debt includes, but is not limited to, real property, machinery, equipment, accounts receivable, stocks, bonds, or notes. If a bond is unsecured, it is known as a debenture. Holders of corporate debt securities, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the corporation for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved. Interest on corporate debt securities may be fixed rate, floating rate, adjustable rate, zero coupon, contingent, deferred, or have payment-in-kind features. Interest on corporate debt securities is typically paid semi-annually and is fully taxable to the holder of such securities. Corporate debt securities contain elements of both interest rate risk and credit risk. The market value of a corporate debt security generally may be expected to rise and fall inversely with interest rates and may also be affected by the credit rating of the corporation, the corporation's performance, and perceptions of the corporation in the marketplace. Corporate debt securities usually yield more than government or agency securities due to the presence of credit risk. See "Risks--Fixed Income Securities Risk".

                      Government Debt Securities. Government debt securities include debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions; debt securities issued by government owned, controlled or sponsored entities; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by the above-noted issuers; or debt securities issued by supranational entities such as the World Bank or the European Union. These securities may be U.S. dollar-denominated or non-U.S. dollar denominated. Emerging market government debt securities generally are rated in the lower rating categories by recognized credit rating agencies or are unrated and considered to be of comparable quality to lower rated debt securities. A non-U.S. issuer of debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. These risks are more pronounced in investments in issuers in emerging markets or if the Fund invests significantly in one country. See "Risks--U.S. Government Debt Securities Risk" and "Risks--Non-U.S. Government Debt Securities Risk".

                      Below Investment Grade Securities. The Fund may invest in securities of any credit quality, including securities that are rated below investment grade. Below investment grade securities are rated below "BBB-" by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, or Fitch Ratings, Inc., below "Baa3" by Moody's Investors Service, Inc. or comparably rated by another nationally recognized statistical rating organization ("NRSRO") or, if unrated, determined by the Sub-Advisor or the Sub-Sub-Advisor to be of comparable credit quality at the time of purchase. Below investment grade securities are commonly referred to as "junk" or "high yield" securities and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. See "Risks--Credit and Below Investment Grade Securities Risk".

                      Restricted Securities. Restricted securities include, without limitation, securities eligible for purchase and sale pursuant to Rule 144A under the 1933 Act ("Rule 144A") and other securities issued in private placements. A restriction on public sale of restricted securities may make it more difficult to value the securities, limit the Fund's ability to dispose of them and lower the amount the

                      Fund could realize upon their sale. Any resale of these securities must generally be effected through a sale that is registered under the 1933 Act or otherwise exempted or excepted from such registration requirements. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund's illiquidity. See "Risks--Illiquid and Restricted Securities Risk".

Derivatives and
Other
Transactions .......  The Fund intends to enter into various derivative and other transactions, including those described below, to seek to manage the risks of the Fund's portfolio securities or for investment or other purposes to the extent the Advisor, the Sub-Advisor and/or the Sub-Sub-Advisor determines that their use would be consistent with the investment objective and policies of the Fund, as well as applicable regulatory requirements. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to, among others, individual debt instruments, interest rates, currencies or currency exchange rates, commodities and related indexes. See "Risks--Derivative Transactions Risk" and "The Fund's Investments--Derivatives and Other Transactions". The derivative and other transactions discussed below represent the transactions that the Fund intends to enter into as a principal part of its investment strategy. Certain of the Fund's derivative and other transactions also may provide investment leverage to the Fund's portfolio. See "--Use of Leverage".

                      Option Overlay Strategy. To generate additional income, the Fund currently expects to write (or sell) call options on portfolio equity securities and certain broad-based securities indices in an amount up to 40% of the value of its Managed Assets. The types of securities represented in the broad-based securities indices upon which the Fund may write options will typically include equity securities of European companies, and examples of such indices include, but are not limited to, Euro Stoxx 50(R), CAC 40 and DAX. The Fund's call options would give the option holders the right, but not the obligation, to purchase the security (or the cash value of the index) underlying the option at a specified price (the "strike price") on one or more future dates (each, an "exercise date"). The price of the option is determined from trading activity in the broad options market, and generally reflects the relationship between the market price for the underlying securities (including those comprising an index) and the strike price, as well as the time remaining until the expiration date. Other principal factors affecting the market value of a call option include supply and demand, interest rates and the current market price and price volatility of the underlying security. The Fund's call options may be traded on an exchange or in the over-the-counter markets.

                      The Fund will write a call option on an individual security only if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Advisor, the Sub-Advisor or the Sub-Sub-Advisor (in accordance with procedures approved by the Board of Trustees) in such amount are segregated by the Fund's custodian) upon conversion or exchange of other securities held by the Fund. The Fund will write a call option on an index only if the Fund segregates or earmarks liquid assets with its custodian in an amount equal to the contract value of the index. See "Risks--Option Overlay Strategy Risk".

                      Foreign Currencies and Related Transactions. The Common Shares are priced in U.S. dollars and the distributions paid by the Fund to Common Shareholders are paid in U.S. dollars. However, a substantial portion (if not all) of the Fund's assets may be denominated in foreign currencies and the income received by the Fund from its foreign investments may be paid in foreign currencies. The Fund's investments in securities that trade in, or receive revenues in, foreign currencies will be subject to currency risk, which is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. See "Risks--Foreign Currency Risk".

                      The Fund will use forward foreign currency exchange contracts for hedging or currency risk management purposes (e.g., to protect the value of its portfolio against uncertainty in the level of future currency exchange rates) and not in order to speculate on currency exchange rate movements. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract, at a price set on the date of the contract. A forward foreign currency exchange contract may reduce the Fund's exposure to changes in the value of the currency it will deliver and increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. At the maturity of a forward contract to deliver a particular currency, the Fund may either sell portfolio securities denominated in such currency and make delivery of the currency, or it may retain the securities and acquire the currency on the spot market, negotiate to roll over the contract into a new forward contract with a new future settlement date or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency. The Fund will segregate with its custodian liquid assets of the Fund having a value equal to the Fund's commitment under its forward contracts.

                      The Fund will hedge against fluctuations in the relative value of foreign currencies to which it is exposed against the U.S. dollar. The Fund may have higher returns than an equivalent non-currency hedged investment when the component currencies are weakening relative to the U.S. dollar. Conversely, the Fund may have lower returns than an equivalent non-currency hedged investment when the component currencies are rising relative to the U.S. dollar. As such, contracts to sell foreign currency will generally be expected to limit any potential gain that might be realized by the Fund if the value of the hedged currency increases. Although the Fund seeks to minimize the impact of currency fluctuations on Fund returns, the use of currency hedging will not necessarily eliminate exposure to all currency fluctuations. The return of the forward foreign currency exchange contracts may not perfectly offset the actual fluctuations of the foreign currencies relative to the U.S. dollar. The Fund will only enter into forward foreign currency exchange contracts with parties which it believes to be creditworthy. See "The Fund's Investments--Derivatives and Other Transactions--Foreign Currencies and Related Transactions". Suitable hedging transactions may not be available in all circumstances. These transactions may not be successful and may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies. See "Risks--Forward Foreign Currency Exchange Contracts Risk".

Use of Leverage ....  The Fund currently intends to use leverage to seek to enhance its potential for current income. The Fund also may use leverage for other purposes such as hedging or to meet cash requirements. Each form of leverage used by the Fund is referred to herein as a "Leverage Instrument".

                      Pursuant to the provisions of the 1940 Act, the Fund may borrow or issue notes (collectively, "Borrowings") in an amount up to 33-1/3% of its total assets or may issue Preferred Shares in an amount up to 50% of the Fund's total assets (including the proceeds from leverage). This is known as structural leverage. Under normal market conditions, the Fund's structural leverage will not exceed 25% of the Fund's Managed Assets, measured immediately after leverage is issued. The Fund will not be required to reduce leverage to the extent the foregoing percentage limitation is exceeded as a result of a decline in the value of the Fund's assets. The Fund initially anticipates that, under normal market conditions, it will employ structural leverage through Borrowings from banks and other financial institutions representing approximately 25% of the Fund's Managed Assets. The Fund does not currently anticipate that it will issue Preferred Shares. The Fund is also permitted to employ portfolio leverage through the use of other portfolio techniques that have the economic effect of leverage, including through the use of certain derivative transactions. See "The Fund's Investments--Derivatives and Other Transactions". "Effective leverage" is the combination of the amount of structural leverage plus the amount of portfolio leverage. The Fund anticipates that its effective leverage will vary from time to time, based upon changes in market conditions and variations in the value of the portfolio's holdings; however, the Fund's effective leverage will not exceed 40% of the Fund's Managed Assets.

                      Subject to market conditions, within approximately three months after the completion of this offering, the Fund intends to establish a structural leverage program. It is expected that the Fund's Borrowings will be made pursuant to a revolving credit facility established with a bank or other financial institution. Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. In addition, the Borrowings of the Fund will likely be secured by a lien on the assets of the Fund. Borrowings may be at a fixed or floating rate and generally will be based upon short-term rates. So long as the rate of return, net of applicable Fund expenses, on the Fund's portfolio investments purchased with Borrowings exceeds the then-current interest rate and other costs on such Borrowings, the Fund will generate more return or income than will be needed to pay such interest payments and other costs. In this event, the excess will be available to pay higher dividends to Common Shareholders.

                      The use of leverage will leverage your investment in the Common Shares. Leverage Instruments will have seniority over the Common Shares. When leverage is employed, the net asset value ("NAV") and market prices of the Common Shares and the yield to Common Shareholders will be more volatile. Leverage creates a greater risk of loss, as well as potential for more gain, for the Common Shares than if leverage is not used. There is no assurance that a leverage strategy will be utilized by the Fund or that, if utilized, it will be successful. See "Risks--Leverage Risk".

                      If the Fund uses leverage instruments, associated costs, if any, will be borne immediately by the Common Shareholders and result in a reduction of the NAV of the Common Shares. Costs associated with any leverage instruments may include legal fees, audit fees, structuring fees, commitment fees, and a usage (borrowing) fee. See "Use of Leverage" below.

Distributions ......  The Fund intends to distribute monthly all or a portion of its net investment income to Common Shareholders (after the payment of interest and/or dividends in connection with leverage). In addition, the Fund intends to distribute any net long-term capital gains, if any, to Common Shareholders as long-term capital gain dividends at least annually. The Fund's initial monthly distribution is expected to be declared approximately 30 to 60 days after the completion of this offering and paid approximately 60 to 90 days after the completion of this offering, depending on market conditions. Unless an election is made to receive dividends in cash, Common Shareholders will automatically have their monthly distributions reinvested in Common Shares through the Fund's dividend reinvestment plan. See "Dividend Reinvestment Plan".

                      In addition to regular monthly distributions, for the two years following the completion of this offering, the Fund intends to pay quarterly distributions (each, a "quarterly special distribution") in cash to Common Shareholders if the conditions described below have been met (the "quarterly special distribution program"). The date on which the amount of the quarterly special distribution will be measured (each, a "quarterly special distribution measurement date") for the first quarterly special
                      distribution will be      and subsequent quarterly special
                      distribution measurement dates will occur every three months thereafter (a "quarterly special distribution period") on the 15th day of each such month (or, if such date is not a business day, on the first business day thereafter) during the two year period following the completion of this offering. The aggregate amount payable for each quarterly special distribution period is expected to be equal to 50% of the amount by which the NAV of the Fund as of the applicable quarterly special distribution measurement date (the "measurement NAV") exceeds the NAV of the Fund as of the most recent prior quarterly special distribution measurement date for which a quarterly special distribution was paid (the "benchmark NAV"). The calculation of the measurement NAV and the benchmark NAV will be appropriately adjusted to reflect distributions paid or to be paid by the Fund. For purposes of calculating the measurement NAV, the Fund will subtract from the NAV as of the quarterly special distribution measurement date the amount of any regular monthly distribution not reflected in the NAV on such date but which is declared prior to or simultaneous with the declaration of the quarterly special distribution during that month. In addition, for purposes of calculating the benchmark NAV, the Fund will subtract from the NAV as of the quarterly special distribution measurement date for the applicable prior quarterly special distribution period the amounts of any quarterly special distribution and regular monthly distribution that had not been reflected in the NAV as of such date but were declared by the end of the month in which such quarterly special distribution measurement date occurred. For the purposes of the first quarterly special distribution, the benchmark NAV will be $19.06 per share. There can be no assurance that the NAV of the Fund will increase or any quarterly special distribution will be made by the Fund. The Board of Trustees will review the quarterly special distribution program from time to time and may determine to modify, suspend or cancel the program. The Fund will provide Common Shareholders with advance notice in the event of any such determination by the Board of Trustees to modify, suspend or cancel the quarterly special distribution program. See "Distributions" and "Risks--Quarterly Special Distribution Program Risk". Unless an election is made to receive distributions in cash, Common Shareholders will automatically have their quarterly special distributions reinvested in Common Shares through the Fund's dividend reinvestment plan. See "Dividend Reinvestment Plan".

                      In general, the total distributions made in any taxable year (other than distributions of net capital gains) would be treated as ordinary dividend income to the extent of the Fund's current and accumulated earnings and profits. See "Federal Tax Matters" and "Use of Leverage".

Custodian,
Administrator,
Fund Accountant and
Transfer Agent .....  The Fund has retained Computershare Trust Company, N.A. as transfer agent and Brown Brothers Harriman & Co. as administrator, fund accountant and custodian for the Fund. The Advisor and the Board of Trustees will be responsible for overseeing the activities of the custodian, administrator, fund accountant and transfer agent. See "Custodian, Administrator, Fund Accountant and Transfer Agent".

Listing ............  The Fund has applied to list the Common Shares on the New
                      York Stock Exchange ("NYSE"). The trading or ticker symbol of the Common Shares is expected to be "FDEU".

Closed-End
Structure ..........  Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at NAV at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds can generally stay more fully invested in securities consistent with the closed-end fund's investment objective(s) and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities.

                      Shares of closed-end funds listed for trading on a securities exchange frequently trade at a discount from NAV, but in some cases trade at a premium. The market price of such shares may be affected by factors such as NAV, dividend or distribution levels and their stability (which will in turn be affected by levels of dividend and interest payments by the fund's portfolio holdings, the timing and success of the fund's investment strategies, regulations affecting the timing and character of fund distributions, fund expenses and other factors), supply of and demand for the shares, trading volume of the shares, general market, interest rate and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors, among others, may result in the market price of the Common Shares being greater than, less than or equal to NAV.

                      The Board of Trustees has reviewed the structure of the Fund in light of its investment objective and policies and believes that the closed-end fund structure is appropriate. As described in this prospectus, however, the Board of Trustees may periodically review the trading range and activity of the Common Shares with respect to the Fund's NAV and may, but is not required to, take certain actions to seek to reduce or eliminate any such discount to NAV. Such actions may include open market repurchases or tender offers for the Common Shares or the possible conversion of the Fund to an open-end fund. In addition, pursuant to the Declaration, the Fund will call a shareholder meeting of the Fund during the calendar year 2023 for the purpose of voting to determine whether the Fund should convert to an open-end management investment company. Aside from calling such shareholder meeting, there can be no assurance that the Board of Trustees will decide to undertake any of the foregoing actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to their NAV. See "Structure of the Fund; Common Share Repurchases and Conversion to Open-End Fund".

Federal
Tax Matters ........  Distributions with respect to the Common Shares will constitute dividends to the extent of the Fund's current and accumulated earnings and profits, as calculated for U.S. federal income tax purposes. Such dividends generally will be taxable as ordinary income to Common Shareholders. Distributions of net capital gain that are designated by the Fund as capital gain dividends will be treated as long-term capital gains in the hands of Common Shareholders receiving such distributions. Distributions in excess of the Fund's current and accumulated earnings and profits would first be a tax-deferred return of capital to the extent of a Common Shareholder's adjusted tax basis in its Common Shares. A "return of capital" represents a return on a shareholder's original investment in the Fund's Common Shares, and not a distribution from the Fund's earnings and profits. Although a return of capital may not be immediately taxable, upon the sale of Common Shares, Common Shareholders generally will recognize capital gain or loss measured by the difference between the sale proceeds received by the Common Shareholder and the shareholder's federal income tax basis in Common Shares sold, as adjusted to reflect return of capital, even if such shares are sold at a loss from the original investment. In addition, a significant portion of the distributions generally will not constitute "qualified dividend income" for federal income tax purposes and thus will not be eligible for the lower tax rates on qualified dividend income. See "Federal Tax Matters".

Special Risk
Considerations .....  Risk is inherent in all investing. The following discussion summarizes the principal risks that you should consider before deciding whether to invest in the Fund. For additional information about the risks associated with investing in the Fund, see "Risks".

                      No Operating History. The Fund is a newly organized, non-diversified, closed-end management investment company with no operating history.

                      Not a Complete Investment Program. An investment in the Fund should not be considered a complete investment program. It is designed for long-term investing and not as a vehicle for trading.

                      Investment and Market Risk. An investment in Common Shares is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests will affect the value of the Common Shares. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

                      Market Discount from Net Asset Value Risk. Shares of closed-end investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that the Fund's NAV could decrease as a result of its investment activities and may be greater for investors expecting to sell their Common Shares in a relatively short period following completion of this offering. The NAV of the Common Shares will be reduced immediately following this offering as a result of the payment of certain offering costs. Although the value of the Fund's net assets will generally be considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of the Common Shares will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the investor's purchase price for the Common Shares. Because the market price of the Common Shares will be affected by factors such as NAV, dividend or distribution levels and their stability (which will in turn be affected by levels of dividend and interest payments by the Fund's portfolio holdings, the timing and success of the Fund's investment strategies, regulations affecting the timing and character of Fund distributions, Fund expenses and other factors), supply of and demand for the Common Shares, trading volume of the Common Shares, general market, interest rate and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below or above NAV or at, below or above the initial public offering price.

                      Conversion Risk. The Fund will bear the costs associated with calling a shareholder meeting for the purpose of voting to determine whether the Fund should convert to an open-end management investment company. In the event of conversion to an open-end management investment company, the Common Shares would cease to be listed on the NYSE or other national securities exchange, and such Common Shares would thereafter be redeemable at NAV at the option of the Common Shareholder, rather than traded in the secondary market at market price, which, for closed-end fund shares, may at times be at a premium to NAV. Any Borrowings or Preferred Shares of the Fund would need to be repaid or redeemed upon conversion and, accordingly, a portion of the Fund's portfolio may need to be liquidated, potentially resulting in, among other things, lower current income. In addition, open-end management investment companies may be subject to continuous asset in-flows and out-flows that can complicate portfolio management and limit the Fund's ability to make certain types of investments. As a result, the Fund may incur increased expenses and may be required to sell portfolio securities at inopportune times in order to accommodate such flows. See "Contingent Conversion Feature".

                      Non-Diversified Status Risk. As a non-diversified, closed-end management investment company under the 1940 Act, the Fund may invest a greater portion of its assets in a more limited number of issuers than may a diversified fund, and accordingly, an investment in the Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified company.

                      Management Risk and Reliance on Key Personnel. The Fund is subject to management risk because it is an actively managed portfolio. The Advisor, the Sub-Advisor and the Sub-Sub-Advisor will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. In addition, the implementation of the Fund's investment strategy depends upon the continued contributions of certain key employees of the Advisor, the Sub-Advisor and the Sub-Sub-Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund during the transitional period that would be required for a successor to assume the responsibilities of the position.

                      Common Stock Risk. Common stock risk is the risk that the value of the common stock held by the Fund will fall, sometimes rapidly and unpredictably, due to general market and economic conditions, perceptions regarding the industries in which the issuers of common stock held by the Fund participate or factors relating to specific companies in which the Fund invests. Common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the common stock experiences a decline in its financial condition. Common stock in which the Fund may invest is structurally subordinated to preferred stock, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers. In addition, while common stock has historically generated higher average returns than debt securities over the long term, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock of an issuer held by the Fund. Also, the price of common stock of an issuer is sensitive to general movements in the stock market, changes in investors' perceptions of the financial condition of the issuer and the occurrence of political or economic events affecting issuers. A drop in the stock market may depress the price of most or all of the common stock to which the Fund has investment exposure. In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.

                      The Fund may invest in common stock of companies of any market capitalization. Accordingly, the Fund may invest in common stock of companies having smaller market capitalizations. The common stock of these companies often have less liquidity than the common stock of larger companies and these companies frequently have less management depth, narrower market penetrations, less diverse product lines and fewer resources than larger companies. Due to these and other factors, common stock of smaller companies may be more susceptible to market downturns and other events, and their prices may be more volatile than the common stock of larger companies. See "Risks--Common Stock Risk".

                      Non-U.S. Securities Risk. Under normal market conditions, the Fund will invest primarily in securities of non-U.S. issuers. Investing in securities of non-U.S. issuers, which are generally denominated in non-U.S. currencies, may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices, as non-U.S. companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund's investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events, including the risk of adverse political developments, nationalization, military unrest, social instability, war and terrorism, confiscation without fair compensation, expropriation or confiscatory taxation, limitations on the movement of funds and other assets between different countries, or diplomatic developments; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and interest to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and
                      (vii) withholding and other non-U.S. taxes may decrease the Fund's return. Action by these governments could have a significant effect on market prices of securities and dividend payments. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region or in emerging markets (as described below). See "Risks--Non-U.S. Securities Risk".

                      European Markets Risk. Investing in Europe involves risks not typically associated with investments in the United States. While many countries in Europe are considered to have developed markets, investing in the developed countries of Europe imposes different risks than those associated with investing in other developed markets. Many countries in Europe are members of the European Union ("EU"), which faces major issues involving its membership, structure, procedures and policies. Efforts of the member states to continue to unify their economic and monetary policies may increase the potential for similarities in the movements of European markets and may reduce any diversification benefit a Fund may seek by investing in multiple countries within Europe. European countries that are members of, or candidates to join, the Economic and Monetary Union ("EMU") (which is comprised of EU members that have adopted the Euro currency) are subject to restrictions on inflation rates, interest rates, deficits and debt levels, as well as fiscal and monetary controls. By adopting the Euro as its currency, a member state relinquishes control over its own monetary policies. As a result, European countries are significantly affected by fiscal and monetary controls implemented by the EMU, and it is possible that the timing and substance of these controls may not address the needs of all EMU member countries. In addition, the fiscal policies of a single member state can impact and pose economic risks to the EU as a whole. Investing in Euro-denominated securities also creates exposure to a currency that may not fully reflect the strengths and weaknesses of the disparate economies that comprise Europe. There is continued concern over national-level support for the Euro, which could lead to certain countries leaving the EMU, the implementation of currency controls, or potentially the dissolution of the Euro. The dissolution of the Euro would have significant negative effects on European economies and would cause funds with holdings denominated in Euros to face substantial challenges, including difficulties relating to settlement of trades and valuation of holdings, diminished liquidity, and the redenomination of holdings into other currencies.

                      Decreasing imports or exports, changes in governmental or other regulations on trade, changes in the exchange rate of the Euro, the default or threat of default by one or more EU member countries on its sovereign debt, and/or an economic recession in one or more EU member countries may have a significant adverse effect on the economies of these and other EU member countries and major trading partners outside Europe.

                      The European financial markets have experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain. Several countries, including Greece and Italy, have agreed to multi-year bailout loans from the European Central Bank, International Monetary Fund, and other institutions. A default or debt restructuring by any European country, such as the restructuring of Greece's outstanding sovereign debt, can adversely impact holders of that country's debt, which may be located in countries other than those listed above, and can affect exposures to other EU countries and their financial companies as well. The manner in which the EU and EMU responded to the global recession and sovereign debt issues raised questions about their ability to react quickly to rising borrowing costs and the potential default by Greece and other countries of their sovereign debt and revealed a lack of cohesion in dealing with the fiscal problems of member states. To address budget deficits and public debt concerns, a number of European countries have imposed strict austerity measures and comprehensive financial and labor market reforms, which could increase political or social instability. Many European countries continue to suffer from high unemployment rates. See "--Market Disruption and Geopolitical Risk" and "--Redenomination Risk" below.

                      Investing in the securities of Eastern European issuers is highly speculative and involves risks not usually associated with investing in the more developed markets of Western Europe. Securities markets of Eastern European countries typically are less efficient and have lower trading volume, lower liquidity, and higher volatility than more developed markets. Eastern European economies also may be particularly susceptible to the international credit market due to their reliance on bank related inflows of capital. See "--Emerging Markets Risk" below.

                      Emerging Markets Risk. Investments in securities of issuers located in emerging market countries are considered speculative. Heightened risks of investing in emerging markets securities include: (i) smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; (ii) significant price volatility; (iii) restrictions on foreign investment; and
                      (iv) possible repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. See "Risks--Emerging Markets Risk".

                      Foreign Currency Risk. The Fund will engage in practices and strategies that will result in exposure to fluctuations in foreign exchange rates, thus subjecting the Fund to foreign currency risk. The Fund's exposure to foreign currencies or in securities or instruments that trade, or receive revenues, in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, rates of inflation, balance of payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These fluctuations may have a significant adverse impact on the value of the Fund's portfolio and/or the level of Fund distributions made to Common Shareholders. As noted above, the Fund will seek to hedge exposure to reduce the risk of loss due to fluctuations in currency exchange rates relative to the U.S. dollar. There is no assurance, however, that these strategies will be available or will be successful and the Fund will incur costs associated with such strategies.

                      Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses if the Fund is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transactions costs. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. See "Risks--Foreign Currency Risk".

                      Geographic Concentration Risk. The Fund may invest from time to time a substantial amount of its assets in issuers located in a single country or region. Investments in a single region, although representing a number of different countries within the region, may be affected by common economic forces and other factors. Because the Fund will concentrate its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. This vulnerability to factors affecting European investments is significantly greater than it would be for a more geographically diversified fund, and may result in greater losses and volatility. This risk increases to the extent the Fund focuses on issuers in a limited number of countries in Europe. Western Europe has, in certain instances, been susceptible to serious financial hardship, high debt levels and high levels of unemployment. The EU itself has experienced difficulties in connection with the debt loads of some of its member states. In addition, the Fund's investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries. See "--Emerging Markets Risk".

                      Market Disruption and Geopolitical Risk. Some countries in which the Fund invests have experienced security concerns, war or threats of war and aggression, terrorism, economic uncertainty, natural and environmental disasters and/or systemic market dislocations that have led, and in the future may lead, to increased short term market volatility and may have adverse long term effects on the European and world economies and markets generally, each of which may negatively impact the Fund's investments. For example, there have been various events throughout Europe, including Russia's annexation of Crimea and the resulting sanctions against Russia, ongoing tension between Russia and Ukraine and the political uncertainty and market turmoil in Greece, that have recently had and may continue to have an adverse impact on European and global markets. The events occurring in one country or region (including non-European countries and regions) may spread through, or otherwise affect, other countries and regions across Europe and therefore adversely impact the Fund's investments in such countries and regions. See "Risks--Market Disruption and Geopolitical Risk".

                      Redenomination Risk. Continuing uncertainty as to the status of the euro and the EMU has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of the Fund's portfolio investments. If one or more EMU countries were to stop using the euro as its primary currency, the Fund's investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to foreign currency risk, liquidity risk and valuation risk to a greater extent than similar investments currently denominated in euros. See "--Foreign Currency Risk" and "--Valuation Risk". To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or sell. The Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

                      Preferred Stock Risk. Preferred stocks are unique securities that combine some of the characteristics of both common stocks and bonds. In addition to the risks described elsewhere in this section, such as those described for common stock and debt securities, including credit risk and interest rate risk, preferred stocks are subject to certain other risks, including:

                      o Deferral and Omission Risk. Preferred stocks may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer.

                      o Subordination Risk. Preferred stocks are generally subordinated to bonds and other debt instruments in a company's capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

                      o Floating Rate and Fixed-to-Floating Rate Securities Risk. The market value of floating rate securities is a reflection of discounted expected cash flows based on expectations for future interest rate resets. The market value of such securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the reset. This risk may also be present with respect to fixed-to-floating rate securities in which the Fund may invest. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating rate and fixed-to-floating rate securities may decline due to lower coupon payments on floating-rate securities.

                      o Call and Reinvestment Risk. During periods of declining interest rates or certain varying circumstances, an issuer may be able to exercise an option to redeem its issue at par earlier than scheduled, which is generally known as call risk. If this occurs, the Fund may be forced to reinvest in lower yielding securities.

                      o Limited Voting Rights Risk. Generally, traditional preferred stock offers no voting rights with respect to the issuer unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred stockholders may have the ability to elect a director or directors to the issuer's board. Generally, once all the arrearages have been paid, the preferred stockholders no longer have voting rights.

                      See "Risks--Preferred Stock Risk."

                      Real Estate Investment Trust Risk. REITs are financial vehicles that pool investors' capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, e.g., hotels, shopping malls, residential complexes and office buildings. The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including:
                      (i) rising interest rates; (ii) changes in the economic climate and real estate conditions; (iii) perceptions of prospective tenants of the safety, convenience and attractiveness of the properties; (iv) the ability of the owners to provide adequate management, maintenance and insurance; (v) the cost of complying with local laws; (vi) increased competition from new properties; (vii) the impact of present or future environmental legislation and compliance with environmental laws; (viii) changes in real estate taxes and other operating expenses; (ix) adverse changes in governmental rules and fiscal policies; (x) adverse changes in zoning laws; and (xi) other factors beyond the control of the REITs including changes in tax laws. In addition, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. Many of these distributions, however, when further distributed to Common Shareholders will not generally qualify for favorable treatment as qualified dividend income.

                      Certain REITs have relatively small market capitalizations. As such, REITs may have limited financial resources and their securities may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Furthermore, REITs are dependent upon specialized management skills and have limited diversification. REITs are also subject to heavy cash flow dependency, defaults by borrowers or lessees and the possibility of failing to qualify for favorable tax treatment. By investing in REITs indirectly through the Fund, a Common Shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders. REITs may incur significant amounts of leverage. See "Risks--Leverage Risk".

                      Credit and Below Investment Grade Securities Risk. Credit risk is the risk that an issuer of a security may be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability or willingness to make such payments. Credit risk may be heightened for the Fund because it may invest in below investment grade securities, which are commonly referred to as "junk" or "high yield" securities; such securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of dividend or interest deferral, default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer's capacity to pay dividends or interest and repay principal.

                      Below investment grade securities are issued by companies that may have limited operating history, narrowly focused operations and/or other impediments to the timely payment of periodic interest and principal at maturity. These securities are susceptible to default or decline in market value due to adverse economic and business developments and are often unsecured and subordinated to other creditors of the issuer. The market values for below investment grade securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. For these reasons, your investment in the Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make interest and/or principal payments;
                      (iv) negative perception of the high yield market which may depress the price and liquidity of below investment grade securities; (v) volatility; and (vi) liquidity. See "Risks--Credit and Below Investment Grade Securities Risk".

                      Fixed Income Securities Risk. In addition to the risks described elsewhere in this prospectus, such as credit and below investment grade securities risk, fixed income securities in which the Fund may invest are subject to certain risks, including:

                      o Issuer Risk. The value of fixed income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, leverage, reduced demand for the issuer's goods and services, historical and projected earnings, and the value of its assets. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund's investment in that issuer.

                      o Interest Rate Risk. Interest rate risk is the risk that income securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of fixed income securities generally will fall. These risks may be greater in the current market environment because interest rates are near historically low levels. The prices of longer-term securities fluctuate more than prices of shorter-term securities as interest rates change. The Fund is not required to hedge its exposure to interest rate risk and may choose not to do so. In addition, there is no assurance that any attempts by the Fund to reduce interest rate risk will be successful or that any hedges that the Fund may establish will perfectly correlate with movements in interest rates.

                      o Liquidity Risk. Certain fixed income securities may be substantially less liquid than many other securities, such as common stocks traded on an exchange. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books. See "Risks--Illiquid and Restricted Securities Risk".

                      o Prepayment Risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in the Fund's income and distributions to Common Shareholders. This is known as call or prepayment risk. Certain fixed income securities frequently have call features that allow the issuer to redeem the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. If the Fund bought a security at a premium, the premium could be lost in the event of a prepayment.

                      o Reinvestment Risk. Reinvestment risk is the risk that income from the Fund's portfolio will decline if the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the Fund portfolio's current earnings rate. A decline in income could affect the Common Shares' market price or the overall return of the Fund.

                      U.S. Government Debt Securities Risk. U.S. government debt securities generally do not involve the credit risks associated with investments in other types of fixed income securities, although, as a result, the yields available from U.S. government debt securities are generally lower than the yields available from other securities. Like other fixed income securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's net asset value. See "Risks--U.S. Government Debt Securities Risk".

                      Non-U.S. Government Debt Securities Risk. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. The ability of a foreign sovereign issuer, especially an emerging market country, to make timely and complete payments on its debt obligations will also be strongly influenced by the sovereign issuer's balance of payments, including export performance, its access to international credit facilities and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a government issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multinational organizations. There may not be bankruptcy proceedings similar to those in the United States by which defaulted non-U.S. government debt may be collected. Additional factors that may influence a government issuer's ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and the issuer's policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies to which a government debtor may be subject.

                      The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt and increase the costs and expenses of the Fund.

                      Since 2010, the risks of investing in foreign sovereign debt have increased dramatically as a result of the ongoing European debt crisis which began in Greece and has begun to spread throughout various other European countries. These debt crises and the ongoing efforts of governments around the world to address these debt crises have also resulted in increased volatility and uncertainty in the United States and the global economy and securities markets, and it is impossible to predict the effects of these or similar events in the future on the United States and the global economy and securities markets or on the Fund's investments, though it is possible that these or similar events could have a significant adverse impact on the value and risk profile of the Fund. Moreover, as the European debt crisis has progressed, the possibility of one or more eurozone countries exiting the EMU, or even the collapse of the Euro as a common currency, has arisen. The effects of the collapse of the Euro, or of the exit of one or more countries from the EMU, on the United States and the global economy and securities markets are impossible to predict and any such events could have a significant adverse impact on the value and risk profile of the Fund.

                      Illiquid and Restricted Securities Risk. Investments in restricted securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. Illiquid and restricted securities may be difficult to dispose of at the price at which the Fund has valued the securities and at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. The Sub-Advisor's or the Sub-Sub-Advisor's judgment may play a greater role in the valuation process. The Advisor, the Sub-Advisor and/or the Sub-Sub-Advisor will determine, under the supervision and oversight of the Board of Trustees, whether restricted securities are liquid or illiquid. Investment of the Fund's assets in illiquid and restricted securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid and restricted securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid or restricted securities. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, therefore enabling the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. In either case, the Fund would bear market risks during that period.

                      Income Risk. The income Common Shareholders receive from the Fund is based primarily on the dividends and interest it earns from its investments, which can vary widely over the short and long term. If prevailing market interest rates drop, distribution rates of the Fund's portfolio holdings of fixed income securities and preferred stock may decline which then may adversely affect the Fund's distributions on its Common Shares as well. The Fund's income also would likely be adversely affected when prevailing short-term interest rates increase and the Fund is utilizing leverage.

                      Derivative Transactions Risk. The Fund's use of derivative transactions involves risks, including the imperfect correlation between the value of such instruments and the underlying assets of the Fund, the possible default of the other party to the transaction or illiquidity of the derivative investments. See "--Counterparty Risk". Furthermore, the ability to successfully use derivative transactions depends on the Advisor's, the Sub-Advisor's and/or the Sub-Sub-Advisor's ability to predict pertinent market movements, which cannot be assured. Thus, the use of derivative transactions to generate income or for hedging, currency and interest rate management or other purposes may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivative transactions will not otherwise be available to the Fund for investment purposes. See "--Option Overlay Strategy Risk" and "--Forward Foreign Currency Exchange Contracts Risk" for a discussion of the risks associated with these specific derivative transactions. See "Other Investment Strategies and Techniques--Derivative Transactions" in the SAI for an additional discussion of the various derivative transactions in which the Fund may participate and the risks associated those transactions.

                      Special Considerations Concerning Derivative Transactions. The derivatives markets have become subject to comprehensive regulation. In particular, the implementation of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") may impact the availability, liquidity and cost of derivative transactions, including potentially limiting or restricting the ability of the Fund to use certain derivative transactions or certain counterparties as a part of its investment strategy, increasing the costs of using these derivative transactions or making them less effective.

                      The SEC has also indicated that it may adopt new policies on the use of derivative transactions by registered investment companies. Such policies could affect the nature and extent of derivative transactions entered into by the Fund. In addition, at any time after the date of this prospectus, legislation may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Changing approaches to regulation may have a negative impact on entities in which the Fund invests. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the issuers of the assets held in the Fund to achieve their business goals, and hence, for the Fund to achieve its investment objective.

                      Option Overlay Strategy Risk. To generate additional income, the Fund currently expects to write (or sell) call options on portfolio equity securities and certain broad-based securities indices in an amount up to 40% of the value of its Managed Assets. There are various risks associated with the Fund writing (or selling) call options. As the writer (seller) of a call option on portfolio equity securities, the Fund would receive cash (the premium) from the purchaser of the option, and the purchaser would have the right to receive from the Fund any appreciation in the underlying security over the strike price upon exercise. In effect, the Fund would forgo, during the life of the option, the opportunity to profit from increases in the market value of the underlying security above the sum of the premium and the strike price of the call option but would retain the risk of loss should the price of the underlying security decline. Therefore, the writing (or selling) of call options may limit the Fund's ability to benefit from the full upside potential of its investment strategies.

                      The value of call options written by the Fund, which will be priced daily, may be affected by, among other factors, changes in the value of the underlying security (or securities) in relation to the strike price, changes in dividend rates of the underlying security (or securities), changes in interest rates, changes in actual or perceived volatility of the stock market and the underlying security (or securities), and the time remaining until the expiration date. The value of call options written by the Fund may be adversely affected if the market for the option is reduced or becomes illiquid. See "Risks--Option Overlay Strategy Risk".

                      Forward Foreign Currency Exchange Contracts Risk. In addition to the general risks described herein for derivative transactions, forward foreign currency exchange contracts involve certain additional risks, including the risk of failure of the counterparty to perform its obligations under the contract and the risk that the use of forward contracts may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged. While forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the hedged currencies, they also may limit any potential gain that might result should the value of the currencies increase. In addition, because forward currency exchange contracts are privately negotiated transactions, there can be no assurance that the Fund will have flexibility to roll-over a forward currency exchange contract upon its expiration if it desires to do so.

                      Hedging against a decline in the value of a currency does not eliminate fluctuations in the value of a portfolio security traded in that currency or prevent a loss if the value of the security declines. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period and prevailing market conditions. See "Other Investment Strategies and Techniques--Derivative Transactions" in the SAI for additional risks associated with currency exchange transactions.

                      As noted above, there may be an imperfect correlation between the Fund's portfolio holdings of securities denominated in a particular currency and forward foreign currency exchange contracts entered into by the Fund. Proxy hedges and cross-hedges, in particular, may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. An imperfect correlation of this type may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

                      Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative transactions entered into directly by the Fund. Changes in the credit quality of the companies that serve as the Fund's counterparties with respect to derivatives or other transactions supported by another party's credit will affect the value of those instruments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

                      Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the Common Shares' return will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the return to the Common Shares will be less than if leverage had not been used. Leverage involves risks and special considerations for Common Shareholders including:

                      o the likelihood of greater volatility of NAV and market price of the Common Shares than a comparable portfolio without leverage;

                      o the risk that fluctuations in interest rates on leverage including Borrowings or in the dividend rates on any Preferred Shares that the Fund may pay will reduce the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares;

                      o the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares; and

                      o the investment advisory fee payable to the Advisor and the sub-advisory fees payable by the Advisor to the Sub-Advisor (and by the Sub-Advisor to the Sub-Sub-Advisor) will be higher than if the Fund did not use leverage because the definition of "Managed Assets" includes the proceeds of leverage.

                      There is no assurance that a leveraging strategy will be successful. The Fund may continue to use leverage if the benefits to the Common Shareholders of maintaining the leveraged position are believed by the Board of Trustees to outweigh any current reduced return. See "Risks--Leverage Risk". In addition, certain derivative transactions in which the Fund may engage involve substantial leverage risk and may expose the Fund to potential losses that exceed the amount originally invested by the Fund. See "Risks--Derivative Transactions Risk".

                      Initial Public Offering ("IPO") Risk. IPO risk is the risk that the market value of shares sold in an IPO will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, a small number of shares available for trading, or limited information about the issuer. The purchase of shares in an IPO may involve high transaction costs. In addition, shares bought in an IPO may be subject to market risk or liquidity risk. The market for the shares of a company that has recently conducted its IPO can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in an IPO can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

                      Quarterly Special Distribution Program Risk. In addition to regular monthly distributions, the Fund intends to pay quarterly distributions for a two year period following the completion of this offering pursuant to its quarterly special distribution program. See "Distributions". In order to pay quarterly special distributions, the Fund may have to sell portfolio investments, including at times when independent investment judgment might not dictate such action. Such sales of the Fund's portfolio investments would result in greater brokerage commissions and other transactional expenses that are borne by the Fund, as well as result in the realization of net short-term capital gains by the Fund which, when distributed to Common Shareholders, will be taxable as ordinary income.

                      The Fund may be required to source its quarterly special distributions from more than its net investment income and realized capital gains. Therefore, all or a portion of a quarterly special distribution may result in a return of capital, which represents a return on a Common Shareholder's original investment in the Common Shares, and not a distribution from the Fund's earnings and profits. Distributions that represent a return of capital should not be considered as dividend yield nor as part of the total return from an investment in the Fund. A return of capital will reduce a Common Shareholder's adjusted tax basis in his or her Common Shares, with any amount distributed in excess of basis treated as capital gain. Although a return of capital may not be taxable, it will generally increase the Common Shareholder's potential gain, or reduce the Common Shareholder's potential loss, on the subsequent sale or other disposition of his or her Common Shares. It is possible that a return of capital could cause a Common Shareholder to pay a tax on capital gains with respect to Common Shares that are sold for an amount less than the price originally paid for them. See "Federal Tax Matters".

                      The NAV of the Fund may fluctuate over the course of a quarterly special distribution period and, at times during such period, the Fund's NAV may exceed the benchmark NAV. However, if the measurement NAV does not exceed the benchmark NAV on the quarterly special distribution measurement date, no quarterly special distribution will be paid. In addition, the NAV of the Fund is reduced by regular monthly distributions paid by the Fund. There can be no assurance that there will be any increase in the NAV of the Fund.

                      The quarterly special distributions will decrease the Fund's total assets and, as a result, would have the likely effect of increasing the Fund's expense ratio. There is no guarantee that the Fund will be able to replace the assets depleted as a result of any quarterly special distributions paid to Common Shareholders and such assets used to make such distributions will not be available for investment pursuant to the Fund's investment objective.

                      There can be no assurance that the NAV of the Fund will increase or any quarterly special distribution will be made by the Fund. The Board of Trustees may determine to modify, suspend or cancel the program. The overall impact of the quarterly special distribution program, or any modification, suspension or cancellation of the program, on the secondary market for the Common Shares is uncertain. Shares of closed-end funds listed for trading on a securities exchange frequently trade at a discount from NAV, but in some cases trade at a premium. There can be no assurance that the quarterly special distribution program, or any modification, suspension or cancellation of the program, would not result in the Common Shares trading at a larger discount, or smaller premium, to NAV than would otherwise have been the case.

                      In implementing the quarterly special distribution program, the Fund will not be relying on its exemptive relief from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder which would allow the Fund to distribute long-term capital gains more frequently than would otherwise be permitted under the 1940 Act. In order to comply with the applicable provisions of Section 19(b) and Rule 19b-1 thereunder, the Fund may be required to make an additional distribution consisting of long-term capital gains, which could have the effect of reducing the assets of the Fund available for investment.

                      Valuation Risk. When market quotations are not readily available or are deemed to be unreliable, the Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board of Trustees. See "Net Asset Value". Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset. See "--Redenomination Risk".

                      Inflation/Deflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund's leverage would likely increase, which would tend to further reduce returns to Common Shareholders. Deflation risk is the risk that prices throughout the economy decline over time-the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund's portfolio.

                      Portfolio Turnover Risk. The Fund's annual portfolio turnover rate may vary greatly from year to year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 40% under normal circumstances, but may be higher or lower in certain periods. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. There are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when the Fund's investment strategy so dictates. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to common shareholders of the Fund, will be taxable as ordinary income.

                      Potential Conflicts of Interest Risk. The Advisor, the Sub-Advisor, the Sub-Sub-Advisor and the portfolio managers of the Fund have interests which may conflict with the interests of the Fund. In particular, the Advisor, the Sub-Advisor and the Sub-Sub-Advisor each manages and/or advises, or may in the future manage and/or advise, other investment funds or accounts with the same or similar investment objective and strategies as the Fund. As a result, the Advisor, the Sub-Advisor, the Sub-Sub-Advisor and the Fund's portfolio managers may devote unequal time and attention to the management of the Fund and those other funds and accounts, and may not be able to formulate as complete a strategy or identify equally attractive investment opportunities as might be the case if they were to devote substantially more attention to the management of the Fund. The Advisor, the Sub-Advisor, the Sub-Sub-Advisor and the Fund's portfolio managers may identify a limited investment opportunity that may be suitable for multiple funds and accounts, and the opportunity may be allocated among these several funds and accounts, which may limit the Fund's ability to take full advantage of the investment opportunity. Additionally, transaction orders may be aggregated for multiple accounts for purposes of execution, which may cause the price or brokerage costs to be less favorable to the Fund than if similar transactions were not being executed concurrently for other accounts. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the Fund holds, potentially resulting in a decrease in the market value of the security held by the Fund.

                      The portfolio managers also may engage in cross trades between funds and accounts, may select brokers or dealers to execute securities transactions based in part on brokerage and research services provided to the Advisor, the Sub-Advisor or the Sub-Sub-Advisor which may not benefit all funds and accounts equally and may receive different amounts of financial or other benefits for managing different funds and accounts. Finally, the Advisor, the Sub-Advisor, the Sub-Sub-Advisor and their affiliates may provide more services to some types of funds and accounts than others.

                      There is no guarantee that the policies and procedures adopted by the Advisor, the Sub-Advisor, the Sub-Sub-Advisor and the Fund will be able to identify or mitigate the conflicts of interest that arise between the Fund and any other investment funds or accounts that the

                      Advisor, the Sub-Advisor and/or the Sub-Sub-Advisor may manage or advise from time to time. See "Investment Advisor" and "Sub-Advisor and Sub-Sub-Advisor" in the SAI.

                      In addition, while the Fund is using leverage, the amount of the fees paid to the Advisor (and by the Advisor to the Sub-Advisor and by the Sub-Advisor to the Sub-Sub-Advisor) for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on Managed Assets, which include assets purchased with leverage. Therefore, the Advisor, the Sub-Advisor and the Sub-Sub-Advisor have a financial incentive to leverage the Fund, which creates a conflict of interest between the Advisor, the Sub-Advisor and the Sub-Sub-Advisor on the one hand and the Common Shareholders of the Fund on the other.

                      Tax Risk. The Fund may invest in certain securities for which the federal income tax treatment may not be clear or may be subject to re-characterization by the Internal Revenue Service. It could be more difficult for the Fund to comply with the federal income tax requirements applicable to regulated investment companies if the tax characterization of the Fund's investments or the tax treatment of the income from such investments were successfully challenged by the Internal Revenue Service. See "Federal Tax Matters".

                      From time to time, various legislative initiatives are proposed which may have a negative impact on the prices of certain securities owned by the Fund. In addition, changes in tax law occur frequently and may be applied retroactively. The Fund cannot predict what impact any pending or proposed legislation will have on the value of the Fund or on the issuers of the underlying securities in which it invests.

                      Anti-Takeover Provisions Risk. The Fund's Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares. See "Certain Provisions in the Declaration of Trust and By-Laws".

                      Secondary Market for the Fund's Common Shares. The issuance of Common Shares through the Fund's dividend reinvestment plan may have an adverse effect on the secondary market for the Common Shares. The increase in the number of outstanding Common Shares resulting from issuances pursuant to the Fund's dividend reinvestment plan and the discount to the market price at which such Common Shares may be issued, may put downward pressure on the market price for the Common Shares. Common Shares will not be issued pursuant to the dividend reinvestment plan at any time when Common Shares are trading at a lower price than the Fund's NAV per Common Share. When the Common Shares are trading at a premium, the Fund also may issue Common Shares that may be sold through private transactions effected on the NYSE or through broker-dealers. The increase in the number of outstanding Common Shares resulting from these offerings may put downward pressure on the market price for Common Shares.

                            SUMMARY OF FUND EXPENSES

   The purpose of the table and the example below is to help Common Shareholders understand all fees and expenses that they will bear directly or indirectly. Expenses borne by the Fund are borne, indirectly, by Common Shareholders. The expenses shown in the table assume that the Fund issues 11,250,000 Common Shares. If the Fund issues fewer shares, all other things being equal, expenses would increase.

   The table assumes the use of leverage in the form of a bank loan facility in an amount equal to 25% of the Fund's Managed Assets (after its utilization), and shows Fund expenses as a percentage of $214,425,000 in net assets attributable to Common Shares. The "Other expenses" shown in the table are based on estimated amounts for the current fiscal year.

Shareholder Transaction Expenses
   Sales load paid by Common Shareholders (as a percentage of offering price) ......................    4.50%
   Offering expenses borne by Common Shareholders (as a percentage of offering price)...............    0.20% (1)(2)
   Dividend reinvestment plan fees..................................................................    None (3)

                                                                                          Percentage of Net Assets (4)
                                                                                          Attributable to Common Shares
                                                                                             (Assumes Debt Is Used)
                                                                                          -----------------------------
Annual Expenses
   Management fees (5) .............................................................................    1.46%
   Interest on borrowed funds (6)...................................................................    0.33%
   Other expenses...................................................................................    0.20%
                                                                                                        -----
        Total annual expenses.......................................................................    1.99%
                                                                                                        =====

   (1) The Advisor and the Sub-Advisor have agreed to pay: (i) all organizational expenses; and (ii) all offering costs of the Fund (other than the sales load) that exceed 0.20% (or $0.04 per Common Share) of the Fund's aggregate offering price. Assuming the Fund issues 11,250,000 Common Shares ($225,000,000), the Fund's offering costs are estimated to be $582,395. The Fund, and therefore Common Shareholders, will bear up to $450,000, or approximately $0.04 per Common Share of such estimated expenses, and the Advisor and the Sub-Advisor will bear any expenses above that amount.

   (2) The Advisor and the Sub-Advisor (and not the Fund) will pay certain qualifying Underwriters structuring, syndication and other fees. See "Underwriters".

   (3) Common Shareholders will pay brokerage charges if they direct Computershare Trust Company, N.A., as agent for the Common Shareholders, to sell their Common Shares held in a dividend reinvestment account.

   (4) The net assets attributable to Common Shares is calculated by deducting the assumed amount of leverage to be used by the Fund from Managed Assets.

   (5) Represents the aggregate fee payable to the Advisor, including the amount payable by the Advisor to the Sub-Advisor and by the Sub-Advisor to the Sub-Sub-Advisor.

   (6) Interest on borrowed funds is based upon the assumed borrowing of $71,000,000 at an annual interest rate of 0.99%. This amount reflects the assumption that there will not be any additional fees payable by the Fund under the assumed Borrowings.

   Example

   Investors would pay the following expenses on a $1,000 investment, assuming:
(i) a 5% annual return; (ii) a sales load of $45 and estimated offering expenses of $2; (iii) the Fund issues 11,250,000 Common Shares; (iv) total annual expenses of 1.99% of net assets attributable to Common Shares in years 1 through 10; and (v) reinvestment of all dividends and distributions at NAV.


   1 Year               3 Years               5 Years              10 Years
     $66                 $107                  $149                 $268

   The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. The Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

                                    THE FUND

   First Trust Dynamic Europe Equity Income Fund (the "Fund") is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund was organized on May 11, 2015, as a Massachusetts business trust pursuant to a Declaration of Trust (as amended, the "Declaration"). As a newly organized entity, the Fund has no operating history. The Fund's principal office is located at 120 East Liberty Drive, Wheaton, Illinois 60187, and its telephone number is (630) 765-8000. Investment in the Fund involves certain risks and special considerations. See "Risks".

                                USE OF PROCEEDS

   The net proceeds of the offering of the common shares of beneficial interest
of the Fund (the "Common Shares") will be approximately $       ($       if the
Underwriters (as defined below) exercise the over-allotment option in full) after payment of the estimated offering costs. The Advisor and the Sub-Advisor (each, as defined below) have agreed to pay: (i) all organizational expenses; and (ii) all offering costs of the Fund (other than sales load) that exceed 0.20% (or $0.04 per Common Share) of the Fund's aggregate offering price. The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objective and policies as stated below. The Fund expects it will be able to invest substantially all of the net proceeds in securities that meet the Fund's investment objective and policies within 45 to 60 days after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in cash or cash equivalents.

                         CONTINGENT CONVERSION FEATURE

   The Declaration provides that, during the calendar year 2023, the Fund will call a shareholder meeting of the Fund for the purpose of voting to determine whether the Fund should convert to an open-end management investment company (such meeting date, as may be adjourned, the "Conversion Vote Date"). Such shareholder meeting may be adjourned or postponed in accordance with the By-Laws of the Fund to a date in calendar year 2024. A vote on such Conversion Vote Date to convert the Fund to an open-end management investment company under the Declaration requires approval by a majority of the Fund's outstanding voting securities as defined under the 1940 Act. As defined in the 1940 Act, when used with respect to particular shares of the Fund, a "majority of the outstanding voting securities" means: (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy; or (ii) more than 50% of the shares, whichever is less. If approved by shareholders on the Conversion Vote Date, the Fund will seek to convert to an open-end management investment company within 12 months of such approval. If the requisite number of votes to convert the Fund to an open-end management investment company is not obtained on the Conversion Vote Date, the Fund will continue in operation as a closed-end management investment company. See "Structure of the Fund; Common Share Repurchases and Conversion to Open-End Fund--Conversion to Open-End Fund" and "Risks--Conversion Risk" below.

                             THE FUND'S INVESTMENTS

Investment Objective

   The Fund's investment objective is to provide a high level of current income with a secondary focus on capital appreciation. There can be no assurance that the Fund's investment objective will be achieved.

   Unless otherwise specified, the investment policies and limitations of the Fund are not considered to be fundamental by the Fund and can be changed without a vote of the holders of the Common Shares (the "Common Shareholders"). However, the Fund's policy of investing at least 80% of its Managed Assets (as defined below) in a portfolio of equity securities of European companies (as further described below) may only be changed by the Board of Trustees of the Fund (the "Board of Trustees") following the provision of 60 days' prior written notice to the Common Shareholders. The Fund's investment objective and certain investment restrictions specifically identified as such in the Statement of Additional Information (the "SAI") are considered fundamental and may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, which includes Common Shares and preferred shares of beneficial interest of the Fund ("Preferred Shares"), if any, voting together as a single class, and the holders of the outstanding Preferred Shares, if any, voting as a single class. As defined in the 1940 Act, when used with respect to particular shares of the Fund, a "majority of the outstanding voting securities" means: (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy; or (ii) more than 50% of the shares, whichever is less.

Investment Strategies and Policies

   Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 80% of its Managed Assets (as defined below) in a portfolio of equity securities of European companies of any market capitalization, including, but not limited to, common and preferred stock that pay dividends, depositary receipts and real estate investment trusts ("REITs").

See "Risks--European Markets Risk" and "Risks--Non-U.S. Securities Risk". The Fund will seek to focus its equity investments on income-producing securities and will limit its investments in preferred securities, depositary receipts and REITs, in each case, to no more than 20% of its Managed Assets. See "--Portfolio Composition".

   European companies are defined to include any company that meets one or both of the following tests: (i) its primary business office is located in Europe; or
(ii) the principal trading market of its stock is located in Europe. The Fund will limit its investments in a single country to no more than 40% of its Managed Assets. See "Risks--Geographic Concentration Risk". The Fund currently anticipates that it will focus its European investments on companies located in Western European countries, such as the United Kingdom, Ireland Belgium, Germany, Norway, the Netherlands, Denmark, Switzerland, Finland, Sweden, Portugal, France, Austria, Italy, Greece and Spain, but it may also invest in companies located in Central and Eastern European countries such as Russia, Bulgaria, the Czech Republic, Turkey and Poland. Certain of the European countries in which the Fund may invest are considered to be emerging market countries. The Fund will limit its investments in emerging market countries in the aggregate to no more than 20% of its Managed Assets. See "Risks--Emerging Markets Risk". The Fund considers an emerging market country to be any country whose issuers are included in the Morgan Stanley Capital International ("MSCI") Emerging Markets Index and/or those countries considered to be developing by the World Bank, the International Finance Corporation or the United Nations. The Fund considers an "emerging market issuer" to be one (i) domiciled or with a principal place of business or primary securities trading market in an emerging market country or (ii) that derives a substantial portion of its total revenues or profits from emerging market countries. In selecting income-producing equity securities, the Fund will seek to invest in securities of companies that the portfolio managers of the Fund believe have attractive long-term business prospects to produce high levels of dividend income as well as securities that the portfolio managers believe offer the potential for growth of income. See "--Investment Philosophy and Process".

   The Fund will utilize a dynamic currency hedging process, which will include, at the discretion of the portfolio managers, the use of forward foreign currency exchange contracts to hedge a portion of the Fund's currency exposure. The Fund's currency exchange transactions will be used for hedging or currency risk management purposes (e.g., to protect the value of its portfolio against uncertainty in the level of future currency exchange rates) and not in order to speculate on currency exchange rate movements. The portfolio managers of the Fund will adjust the extent to which the Fund will utilize currency hedging transactions on an ongoing basis based on, among other things, their view of market conditions, currency exchange rates and the currency exposure of the Fund's portfolio investments. As a result of the dynamic currency hedging process, the portion of the Fund's portfolio securities which are subject to currency hedging transactions may vary widely, from 0% to 100% of the portfolio securities. See "--Investment Philosophy and Process". The Fund may have higher returns than an equivalent non-currency hedged investment when the component currencies are weakening relative to the U.S. dollar. Conversely, the Fund may have lower returns than an equivalent non-currency hedged investment when the component currencies are rising relative to the U.S. dollar. As such, contracts to sell foreign currency will generally be expected to limit any potential gain that might be realized by the Fund if the value of the hedged currency increases. Although the Fund seeks to minimize the impact of currency fluctuations on Fund returns, the use of currency hedging will not necessarily eliminate exposure to all currency fluctuations. See "The Fund's Investments--Derivatives and Other Transactions--Foreign Currencies and Related Transactions".

   Under normal market conditions, the Fund also may invest up to 20% of its Managed Assets in domestic and foreign fixed income securities of any maturity and credit quality, including corporate and government debt securities. See "--Portfolio Composition--Corporate Debt Securities" and "--Portfolio Composition--Government Debt Securities". Securities rated below investment grade are commonly referred to as "junk" or "high yield" securities and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. See "Risks--Credit and Below Investment Grade Securities Risk".

   The Fund may invest up to 15% of its Managed Assets in securities that, at the time of investment, are illiquid (determined using the standard of the Securities and Exchange Commission (the "SEC") applicable to registered investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the price at which the Fund has valued the securities).

   The Fund may invest, without limit, in securities that have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), and continue to be subject to restrictions on resale; securities held by control persons of the issuer of such securities; and securities that are subject to contractual restrictions on their resale (collectively, "restricted securities"). However, restricted securities determined by the Advisor, the Sub-Advisor or the Sub-Sub-Advisor to be illiquid are subject to the above limitation on the amount of illiquid securities in which the Fund may invest. See "Risks--Illiquid and Restricted Securities Risk".

   To generate additional income, the Fund currently expects to write (or sell) call options on portfolio equity securities and certain broad-based securities indices in an amount up to 40% of the value of its Managed Assets (the "Option Overlay Strategy"). The Fund's use of the Option Overlay Strategy may vary from time to time depending on market conditions and other factors. The Option Overlay Strategy seeks to generate gains from option premiums in an attempt to enhance amounts available for distributions payable to the Fund's shareholders; however, there is no assurance that the Option Overlay Strategy will achieve this objective. The Fund's use of the Option Overlay Strategy may limit the Fund's ability to benefit from the full upside potential of its equity investments. See "--Derivatives and Other Transactions--Option Overlay Strategy".

   "Managed Assets" means the average daily gross asset value of the Fund (which includes assets attributable to the Fund's leverage, if any), minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares, if any, and accrued liabilities (other than liabilities representing leverage). For purposes of determining Managed Assets, the liquidation preference of the Preferred Shares would not be treated as a liability.

   Percentage limitations described in this section of the prospectus are as of the time of investment by the Fund and may be exceeded on a going-forward basis as a result of market value fluctuations of the Fund's portfolio securities.

Investment Philosophy and Process

   The investment strategy employed by the portfolio managers for the Fund is based on the belief that, over the long term, dividend paying stocks that exhibit consistent dividend growth will significantly outperform the broader market. Accordingly, the portfolio managers seek to invest in securities of companies they believe have attractive long-term business prospects to produce high levels of dividend income as well as securities that the portfolio managers believe offer the potential for growth of income.

   The portfolio managers' investment process is driven by bottom-up stock selection based on fundamental, qualitative analysis and a strong value discipline. The portfolio managers aim to identify the most compelling opportunities based on income, value and growth potential. The portfolio managers evaluate a broad range of criteria when selecting companies in which to invest, including a company's financial strength, competitive position in its industry and projected future earnings and cash flows, as well as a broad range of additional value metrics, including price to earnings ratios, valuation relative to asset values and a particular focus on cash flow generation and a company's ability to service growing dividend streams in the medium term. The portfolio managers will place an emphasis on companies with strong yield fundamentals and those likely to increase future dividend payouts. The portfolio managers will generally consider selling a security when they believe there is a risk of significant deterioration in the company's fundamentals affecting its cash flow and ability to pay future dividends, or there is a change in business strategy or issuer-specific business outlook that affects the original investment thesis.

   Country and sector allocation decisions are driven primarily by the stock selection process. However, in evaluating investment opportunities in various countries and sectors, the portfolio managers will consider, among other things, the condition and growth potential of the various economies, industry sectors and securities markets; expected levels of inflation; government policies influencing business conditions; currency and taxation factors; and other financial, social and political factors that may have an effect on the investment climate of the companies that are located in those countries or of their principal trading markets.

   With respect to the management of the Fund's dynamic currency hedging process, the portfolio managers will adjust the amount of the Fund's currency hedging transactions on an ongoing basis. The key determinants in setting the proportion of hedging will be the portfolio's allocation towards various currency regions, the nature of the companies held and their underlying assets. The Sub-Advisor will also take into account differing interest rate policy across the European region and other macro indicators in determining the level of hedging within the Fund. Hedging decisions are made on an individual position by position basis. Hedging decisions are continually reevaluated and modified in light of the key determinants noted above.

Portfolio Composition

   The Fund's portfolio will be composed principally of the following investments. Additional information regarding the Fund's investment policies and restrictions and the Fund's portfolio investments are contained in the SAI. See also "--Derivatives and Other Transactions" below for additional strategies to be utilized by the Fund on a principal basis.

   Common Stock. Common stock represents an equity ownership interest in issuers. Holders of common stock are entitled to the income and increase in the value of the assets and business of the issuers after all debt obligations and obligations to preferred stockholders are satisfied. Common stockholders generally have voting rights. Typically, common stockholders are entitled to one vote per share to elect the board of directors of the issuer (although the number of votes is not always directly proportionate to the number of shares owned). Common stockholders also receive voting rights regarding other matters, such as mergers and other extraordinary matters. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. See "Risks--Common Stock Risk".

   Preferred Stock. The Fund may invest up to 20% of its Managed Assets in preferred stock. Preferred stock represents an equity ownership interest in an issuer, but generally entitles the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from the liquidation of the issuer. Some preferred stock also entitles its holders to receive additional liquidation proceeds on the same basis as holders of the issuer's common stock. Some preferred stock offers a fixed rate of return with no maturity date. Preferred stock with no maturity may perform similarly to long term bonds, and can be more volatile than other types of preferred stock with heightened sensitivity to changes in interest rates. Other preferred stock has a variable dividend, generally determined on a quarterly or other periodic basis. Because preferred stock represents an equity ownership interest in a company, its value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in an issuer's financial condition or prospects or to fluctuations in the equity markets. Unlike common stock, preferred stock does not usually have voting rights absent the occurrence of specified events; preferred stock, in some instances, is convertible into common stock. In order to be payable, dividends on preferred stock must be declared by the issuer's board of directors. There is, however, no assurance that dividends will be declared by the boards of directors of issuers of the preferred stocks in which the Fund invests. See "Risks--Preferred Stock Risk".

   Depositary Receipts. The Fund may make foreign investments through the purchase and sale of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), or other securities representing underlying shares of foreign issuers. Positions in those securities are not necessarily denominated in the same currency as the underlying shares they represent. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities issued by foreign issuers. EDRs are European receipts listed on the Luxembourg Stock Exchange evidencing a similar arrangement. GDRs are U.S. dollar denominated receipts evidencing ownership of foreign securities. Generally, ADRs, in registered form, are designed for the U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in foreign securities markets. The Fund will limit its investments in depositary receipts to no more than 20% of its Managed Assets.

   The Fund may invest in sponsored or unsponsored ADRs. Sponsored ADRs are issued jointly by the issuer of the underlying security and a depository, whereas unsponsored ADRs are issued without participation of the issuer of the deposited security. Holders of unsponsored ADRs generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information about the issuer of the security and the market value of an unsponsored ADR. Investments in depositary receipts involve risks similar to those accompanying direct investments in foreign securities, including liquidity, currency, political, information and other risks. See "Risks--Non-U.S. Securities Risk".

   Real Estate Investment Trusts. The Fund may invest up to 20% of its Managed Assets in REITs. REITs are financial vehicles that pool investors' capital to purchase or finance real estate. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable tax requirements. See "Risks--Real Estate Investment Trust Risk".

   Corporate Debt Securities. Corporate debt securities are debt obligations issued by U.S. and foreign corporations and other business entities to borrow money from investors. Corporate debt securities may be either secured or unsecured. Collateral used for secured debt includes, but is not limited to, real property, machinery, equipment, accounts receivable, stocks, bonds, or notes. If a bond is unsecured, it is known as a debenture. Holders of corporate debt securities, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the corporation for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved. Interest on corporate debt securities may be fixed rate, floating rate, adjustable rate, zero coupon, contingent, deferred, or have payment-in-kind features. Interest on corporate debt securities is typically paid semi-annually and is fully taxable to the holder of such securities. Corporate debt securities contain elements of both interest rate risk and credit risk. The market value of a corporate debt security generally may be expected to rise and fall inversely with interest rates and may also be affected by the credit rating of the corporation, the corporation's performance, and perceptions of the corporation in the marketplace. Corporate debt securities usually yield more than government or agency securities due to the presence of credit risk. See "Risks--Fixed Income Securities Risk".

   Government Debt Securities. Government debt securities include debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions; debt securities issued by government owned, controlled or sponsored entities; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by the above-noted issuers; or debt securities issued by supranational entities such as the World Bank or the European Union. These securities may be U.S. dollar-denominated or non-U.S. dollar denominated.

   The obligations issued or guaranteed by the U.S. government in which the Fund may invest include direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities, and dates of issuance. Not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Included among the obligations issued by agencies and instrumentalities and government sponsored enterprises of the United States are instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association ("GNMA"), instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks ("FHLBs")), and instruments that are supported only by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA") or the Federal Home Loan

Mortgage Corporation ("FHLMC") bonds). Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to the Common Shares and do not guarantee the market price of the securities. See "Risks--U.S. Government Debt Securities Risk".

   Emerging market government debt securities generally are rated in the lower rating categories by recognized credit rating agencies or are unrated and considered to be of comparable quality to lower rated debt securities. A non-U.S. issuer of debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. These risks are more pronounced in investments in issuers in emerging markets or if the Fund invests significantly in one country. See "Risks--Non-U.S. Government Debt Securities Risk".

   Below Investment Grade Securities. The Fund may invest in securities of any credit quality, including securities that are rated below investment grade. Below investment grade securities are rated below "BBB-" by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, or Fitch Ratings, Inc., below "Baa3" by Moody's Investors Service, Inc. or comparably rated by another nationally recognized statistical rating organization ("NRSRO") or, if unrated, determined by the Sub-Advisor or the Sub-Sub-Advisor to be of comparable credit quality at the time of purchase. Below investment grade securities are commonly referred to as "junk" or "high yield" securities and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. See "Risks--Credit and Below Investment Grade Securities Risk".

   Restricted Securities. Restricted securities include, without limitation, securities eligible for purchase and sale pursuant to Rule 144A under the 1933 Act ("Rule 144A") and other securities issued in private placements. A restriction on public sale of restricted securities may make it more difficult to value the securities, limit the Fund's ability to dispose of them and lower the amount the Fund could realize upon their sale. Any resale of these securities must generally be effected through a sale that is registered under the 1933 Act or otherwise exempted or excepted from such registration requirements. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund's illiquidity. See "Risks--Illiquid and Restricted Securities Risk".

Derivatives and Other Transactions

   The Fund intends to enter into various derivative and other transactions, including those described below, to seek to manage the risks of the Fund's portfolio securities, including, without limitation, interest rate, currency, credit and equity security price risk, to reduce interest rate risks arising from any use of leverage, to facilitate portfolio management or for investment or other purposes to the extent the Advisor, the Sub-Advisor and/or the Sub-Sub-Advisor determines that their use would be consistent with the investment objective and policies of the Fund, as well as applicable regulatory requirements. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to, among others, individual debt instruments, interest rates, currencies or currency exchange rates, commodities and related indexes. The transactions discussed below represent the derivative and other transactions that the Fund intends to enter into as a principal part of its investment strategy. The Fund may, but is not required to, enter into other types of derivatives. See "Other Investment Strategies and Techniques--Derivative Transactions" in the SAI for additional discussion of the various types of derivatives in which the Fund may engage. Certain of the Fund's derivative and other transactions also may provide investment leverage to the Fund's portfolio. See "--Use of Leverage".

   Although the Advisor, the Sub-Advisor and the Sub-Sub-Advisor may seek to use derivatives and other transactions to further the Fund's investment objective, no assurance can be given that these practices, if used, will achieve this result. Derivatives and other transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transactions or illiquidity of the derivative investments. Furthermore, the ability to successfully use derivatives and other transactions depends on the Advisor's, the Sub-Advisor's and/or the Sub-Sub-Advisor's ability to predict pertinent market movements, which cannot be assured. Thus, the use of derivatives and other transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivatives and other transactions are not otherwise available to the Fund for investment purposes. See "Risks--Derivative Transactions Risk".

   Option Overlay Strategy. To generate additional income, the Fund currently expects to write (or sell) call options on portfolio equity securities and certain broad-based securities indices in an amount up to 40% of the value of its Managed Assets. The types of securities represented in the broad-based securities indices upon which the Fund may write options will typically include equity securities of European companies, and examples of such indices include, but are not limited to, Euro Stoxx 50(R), CAC 40 and DAX. The Fund's call options would give the option holders the right, but not the obligation, to purchase the security (or the cash value of the index) underlying the option at a specified price (the "strike price") on one or more future dates (each, an "exercise date"). The price of the option is determined from trading activity in the broad options market, and generally reflects the relationship between the market price for the underlying securities (including those comprising an index) and the strike price, as well as the time remaining until the expiration date. Other principal factors affecting the market value of a call option include supply and demand, interest rates and the current market price and price volatility of the underlying security. The Fund's call options may be traded on an exchange or in the over-the-counter markets.

   The Fund will write a call option on an individual security only if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Advisor, the Sub-Advisor or the Sub-Sub-Advisor (in accordance with procedures approved by the Board of Trustees) in such amount are segregated by the Fund's custodian) upon conversion or exchange of other securities held by the Fund. The Fund will write a call option on an index only if the Fund segregates or earmarks liquid assets with its custodian in an amount equal to the contract value of the index.

   If an option written by the Fund expires unexercised, the Fund will realize on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund may sell call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the call option purchased. See "Risks--Option Overlay Strategy Risk". See also "Other Investment Strategies and Techniques--Derivative Transactions" in the SAI for additional discussion regarding options and the risks associated with options.

   The Fund also may write (sell) call options on broad-based securities indices. Options on securities indices are similar to options on securities except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than the exercise price of the option.

   The Fund's successful use of options on indices depends upon its ability to predict the direction of the market and is subject to various additional risks. See "Risks--Option Overlay Strategy Risk". For additional discussion regarding options and the risks associated with options, see "Other Investment Strategies and Techniques--Derivative Transactions" in the SAI.

   Foreign Currencies and Related Transactions. The Common Shares are priced in U.S. dollars and the distributions paid by the Fund to Common Shareholders are paid in U.S. dollars. However, a substantial portion (if not all) of the Fund's assets may be denominated in foreign currencies and the income received by the Fund from its foreign investments may be paid in foreign currencies. The Fund's investments in securities that trade in, or receive revenues in, foreign currencies will be subject to currency risk, which is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. See "Risks--Foreign Currency Risk".

   The Fund will use forward foreign currency exchange contracts for hedging or currency risk management purposes (e.g., to protect the value of its portfolio against uncertainty in the level of future currency exchange rates) and not in order to speculate on currency exchange rate movements. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract, at a price set on the date of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange-traded, and are usually for less than one year, but may be renewed. A forward foreign currency exchange contract may reduce the Fund's exposure to changes in the value of the currency it will deliver and increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. At the maturity of a forward contract to deliver a particular currency, the Fund may either sell portfolio securities denominated in such currency and make delivery of the currency, or it may retain the securities and acquire the currency on the spot market, negotiate to roll over the contract into a new forward contract with a new future settlement date or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency. It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver. There can be no assurance that new forward contracts or offsets will be available to the Fund. The Fund will segregate with its custodian liquid assets of the Fund having a value equal to the Fund's commitment under its forward contracts.

   If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

   The Fund will hedge against fluctuations in the relative value of foreign currencies to which it is exposed against the U.S. dollar. The Fund may have higher returns than an equivalent non-currency hedged investment when the component currencies are weakening relative to the U.S. dollar. Conversely, the Fund may have lower returns than an equivalent non-currency hedged investment when the component currencies are rising relative to the U.S. dollar. As such, contracts to sell foreign currency will generally be expected to limit any potential gain that might be realized by the Fund if the value of the hedged currency increases. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. Although the Fund seeks to minimize the impact of currency fluctuations on Fund returns, the use of currency hedging will not necessarily eliminate exposure to all currency fluctuations or prevent losses. The return of the forward foreign currency exchange contracts may not perfectly offset the actual fluctuations of the foreign currencies relative to the U.S. dollar. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, there are typically no fees or commissions involved. The Fund will only enter into forward foreign currency exchange contracts with parties which it believes to be creditworthy. Suitable hedging transactions may not be available in all circumstances. These transactions may not be successful and may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies. See "Risks--Forward Foreign Currency Exchange Contracts Risk". In addition, see "Other Investment Strategies and Techniques--Derivative Transactions" in the SAI for an additional discussion of the various currency exchange transactions in which the Fund may engage.

                                USE OF LEVERAGE

   The Fund currently intends to use leverage to seek to enhance its potential for current income. The Fund also may use leverage for other purposes such as hedging or to meet cash requirements. Pursuant to the provisions of the 1940 Act, the Fund may borrow or issue notes (collectively, "Borrowings") in an amount up to 33-1/3% of its total assets or may issue Preferred Shares in an amount up to 50% of the Fund's total assets (including the proceeds from leverage). This is known as structural leverage. Under normal market conditions, the Fund's structural leverage will not exceed 25% of the Fund's Managed Assets, measured immediately after leverage is issued. The Fund will not be required to reduce leverage to the extent the foregoing percentage limitation is exceeded as a result of a decline in the value of the Fund's assets. The Fund initially anticipates that, under normal market conditions, it will employ structural leverage through Borrowings from banks and other financial institutions in the form of a revolving credit facility representing approximately 25% of the Fund's Managed Assets. The Fund does not currently anticipate that it will issue Preferred Shares. The Fund is also permitted to employ portfolio leverage through the use of other portfolio techniques that have the economic effect of leverage, including through the use of certain derivative transactions. See "The Fund's Investments--Derivatives and Other Transactions". The transactions through which the Fund will achieve portfolio leverage will not be considered Borrowings for purposes of the Investment Company Act of 1940 so long as the Fund has covered its commitments with respect to such transactions by segregating liquid assets, entering into offsetting transactions or owning positions covering its obligations. "Effective leverage" is the combination of the amount of structural leverage plus the amount of portfolio leverage. The Fund anticipates that its effective leverage will vary from time to time, based upon changes in market conditions and variations in the value of the portfolio's holdings; however, the Fund's effective leverage will not exceed 40% of the Fund's Managed Assets. Notwithstanding the foregoing, effective leverage incurred through the Fund's Option Overlay Strategy and use of derivatives for hedging purposes will not be counted toward the Fund's limit on the use of effective leverage.

   The Fund's Declaration authorizes the Fund, without prior approval of the Common Shareholders, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings) and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. In addition, the Borrowings of the Fund will likely be secured by a lien on the assets of the Fund. Generally, covenants to which the Fund may be subject include affirmative covenants, negative covenants, financial covenants, and investment covenants. An example of an affirmative covenant would be one that requires the Fund to send its annual audited financial report to the lender. An example of a negative covenant would be one that prohibits the Fund from making any amendments to its fundamental policies. An example of a financial covenant is one that would require the Fund to maintain a 3:1 asset coverage ratio. An example of an investment covenant is one that would require the Fund to limit its investment in a particular asset class. The terms of such Borrowings may also contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances, and the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of Borrowing over the stated interest rate. In addition, certain types of Borrowings may involve the rehypothecation of the Fund's securities.

Furthermore, the Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities or Preferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act as described below. It is not anticipated that these covenants or guidelines will impede the Sub-Advisor or the Sub-Sub-Advisor from managing the Fund's portfolio in accordance with the Fund's investment objective and policies. Any Borrowing will likely be ranked senior or equal to all other existing and future Borrowings of the Fund.

   Under the requirements of the 1940 Act, the Fund, immediately after any Borrowing, must have an "asset coverage" of at least 300% (33-1/3% of total assets). With respect to such Borrowing, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund. Also under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Fund's total assets is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., the liquidation value may not exceed 50% of the Fund's total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's total assets is at least 200% of such liquidation value. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain coverage of any Preferred Shares of at least 200%. In addition, as a condition to obtaining ratings on the Preferred Shares, the terms of any Preferred Shares issued are expected to include asset coverage maintenance provisions which will require the redemption of the Preferred Shares in the event of non-compliance by the Fund and also may prohibit dividends and other distributions on the Common Shares in such circumstances. In order to meet redemption requirements, the Fund may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Fund to incur related transaction costs and could result in capital losses to the Fund. Prohibitions on dividends and other distributions on the Common Shares could impair the Fund's ability to qualify as a regulated investment company under the Code.

   The rights of lenders to the Fund to receive interest on and repayment of principal of any Borrowings will be senior to those of the Common Shareholders. Further, the 1940 Act grants, in certain circumstances, to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund's status as a regulated investment company under the Code, the Fund, subject to its ability to liquidate its portfolio, intends to repay the Borrowings. If the Fund has Preferred Shares outstanding, two of the Fund's Trustees will be elected by the holders of Preferred Shares as a class. The remaining Trustees of the Fund will be elected by holders of Common Shares and Preferred Shares voting together as a single class. In the event the Fund failed to pay dividends on Preferred Shares for two years, holders of Preferred Shares would be entitled to elect a majority of the Trustees of the Fund.

   Any use of leverage by the Fund (each, a "Leverage Instrument") will be consistent with the provisions of the 1940 Act. To the extent Leverage Instruments are utilized by the Fund, the Leverage Instruments would have complete priority upon distribution of assets over the Common Shares. The issuance of Leverage Instruments would leverage the Common Shares. Although the timing and other terms of the offering of Leverage Instruments and the terms of the Leverage Instruments would be determined by the Board of Trustees, the Fund expects to invest the proceeds derived from any leverage offering in securities consistent with the Fund's investment objective and policies. If Preferred Shares are issued, they may pay dividends based on short-term interest rates. The adjustment period for Preferred Shares dividends could be as short as one day or as long as a year or more. So long as the Fund's portfolio is invested in securities that provide a higher rate of return than the dividend rate or interest rate of the Leverage Instruments, after taking expenses into consideration, the leverage will cause Common Shareholders to receive a higher rate of return than if the Fund were not leveraged. Conversely, if the total return derived from securities purchased with funds received from the use of leverage is less than the cost of leverage, the Fund's return will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders as dividends and other distributions will be reduced. In the latter case, the Sub-Advisor or the Sub-Sub-Advisor in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it expects that the benefits to the Common Shareholders of maintaining the leveraged position will outweigh the current reduced return. Under normal market conditions, the Fund anticipates that it will be able to invest the proceeds from leverage at a higher rate of return than the costs of leverage, which would enhance returns to Common Shareholders. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

   The use of leverage involves special considerations. Leverage creates risk for the Common Shareholders, including the likelihood of greater volatility of net asset value ("NAV") and market price of the Common Shares, and the risk that fluctuations in interest rates on leverage, including Borrowings and debt, or in the dividend rates on any Preferred Shares may affect the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares. The fees paid to the Advisor (and by the Advisor to the Sub-Advisor and by the Sub-Advisor to the Sub-Sub-Advisor) will be calculated on the basis of the Managed Assets, including Borrowings for leverage and the issuance of

Preferred Shares, if any. During periods in which the Fund is utilizing leverage, the investment advisory fee payable to the Advisor, the Sub-Advisor and the Sub-Sub-Advisor will be higher than if the Fund did not utilize a leveraged capital structure. See "Risks--Leverage Risk" and "Risks--Potential Conflicts of Interest Risk".

Effects of Leverage

   Assuming that the Leverage Instruments of the Fund will represent approximately 25% of the Fund's Managed Assets and pay dividends or interest at an annual combined average rate of 0.99%, the return generated by the Fund's portfolio (net of estimated expenses) must exceed 0.25% in order to cover the dividend and interest payments specifically related to the Leverage Instruments. Of course, these numbers are merely estimates used for illustration. Actual dividends or interest rates on the Leverage Instruments will vary frequently and may be significantly higher or lower than the rate estimated above.

   The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund's portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. See "Risks".

   The table further reflects the use of Leverage Instruments representing 25% of the Fund's Managed Assets, net of expenses, and the Fund's currently projected annual dividend or interest on its Leverage Instruments of 0.99%.

   Assumed Portfolio Total Return (Net of Expenses) ............   (10)%       (5)%        0%        5%       10%
   Common Share Total Return ...................................  -13.64%     -6.98%    -0.33%     6.33%    12.98%

   Common Share total return is composed of two elements: the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends or interest on its Leverage Instruments) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the interest it receives on its investments is entirely offset by losses in the value of those investments.

                                     RISKS

   Risk is inherent in all investing. The following discussion summarizes the principal risks that you should consider before deciding whether to invest in the Fund. For additional information about the risks associated with investing in the Fund, see "Additional Information About the Fund's Investments and Investment Risks" in the SAI.

No Operating History

   The Fund is a newly organized, non-diversified, closed-end management investment company with no operating history.

Not a Complete Investment Program

   An investment in the Fund should not be considered a complete investment program. It is designed for long-term investing and not as a vehicle for trading.

Investment and Market Risk

   An investment in the Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests will affect the value of the Common Shares. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Market Discount From Net Asset Value Risk

   Shares of closed-end investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that the Fund's NAV could decrease as a result of its investment activities and may be greater for investors expecting to sell their Common Shares in a relatively short period of time following completion of this offering. The NAV of the Common Shares will be reduced immediately following this offering as a result of the payment of certain offering costs. Although the value of the Fund's net assets will generally be considered by market participants in determining whether to purchase or sell Common Shares, whether investors will realize gains or losses upon the sale of the Common Shares will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the investor's purchase price for the Common Shares. Because the market price of the Common Shares will be affected by factors such as NAV, dividend or distribution levels and their stability (which will in turn be affected by levels of dividend and interest payments by the Fund's portfolio holdings, the timing and success of the Fund's investment strategies, regulations affecting the timing and character of Fund distributions, Fund expenses and other factors), supply of and demand for the Common Shares, trading volume of the Common Shares, general market, interest rate and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below or above NAV or at, below or above the initial public offering price.

Conversion Risk

   The Fund will bear the costs associated with calling a shareholder meeting for the purpose of voting to determine whether the Fund should convert to an open-end management investment company. In the event of conversion to an open-end management investment company, the Common Shares would cease to be listed on the NYSE or other national securities exchange, and such Common Shares would thereafter be redeemable at NAV at the option of the Common Shareholder, rather than traded in the secondary market at market price, which, for closed-end fund shares, may at times be at a premium to NAV. Any Borrowings or Preferred Shares of the Fund would need to be repaid or redeemed upon conversion and, accordingly, a portion of the Fund's portfolio may need to be liquidated, potentially resulting in, among other things, lower current income. In addition, open-end management investment companies may be subject to continuous asset in-flows and out-flows that can complicate portfolio management and limit the Fund's ability to make certain types of investments. As a result, the Fund may incur increased expenses and may be required to sell portfolio securities at inopportune times in order to accommodate such flows. See "Contingent Conversion Feature".

Non-Diversified Status Risk

   As a non-diversified, closed-end management investment company under the 1940 Act, the Fund may invest a greater portion of its assets in a more limited number of issuers than may a diversified fund, and accordingly, an investment in the Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified company.

Management Risk and Reliance on Key Personnel

   The Fund is subject to management risk because it is an actively managed portfolio. The Advisor, the Sub-Advisor and the Sub-Sub-Advisor will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. In addition, implementation of the Fund's investment strategy depends upon the continued contributions of certain key employees of the Advisor, the Sub-Advisor and the Sub-Sub-Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund during the transitional period that would be required for a successor to assume the responsibilities of the position.

Common Stock Risk

   Common stock risk is the risk that the value of the common stock held by the Fund will fall, sometimes rapidly and unpredictably, due to general market and economic conditions, perceptions regarding the industries in which the issuers of common stock held by the Fund participate or factors relating to specific companies in which the Fund invests. Common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the common stock experiences a decline in its financial condition. Common stock in which the Fund may invest is structurally subordinated to preferred stock, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers. In addition, while common stock has historically generated higher average returns than debt securities over the long term, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock of an issuer held by the Fund. Also, the price of common stock of an issuer is sensitive to general movements in the stock market, changes in investors' perceptions of the financial condition of the issuer and the occurrence of political or economic events affecting issuers. A drop in the stock market may depress the price of most or all of the common stock to which the Fund has investment exposure. In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.

   The Fund may invest in common stock of companies of any market capitalization. Accordingly, the Fund may invest in common stock of companies having smaller market capitalizations. The common stock of these companies often have less liquidity than the common stock of larger companies and these companies frequently have less management depth, narrower market penetrations, less diverse product lines and fewer resources than larger companies. Due to

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these and other factors, common stock of smaller companies may be more susceptible to market downturns and other events, and their prices may be more volatile than the common stock of larger companies. Larger, more established companies in which the Fund may invest may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Non-U.S. Securities Risk

   Under normal market conditions, the Fund will invest primarily in securities of non-U.S. issuers. Investing in securities of non-U.S. issuers, which are generally denominated in non-U.S. currencies, may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices, as non-U.S. companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund's investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events, including the risk of adverse political developments, nationalization, military unrest, social instability, war and terrorism, confiscation without fair compensation, expropriation or confiscatory taxation, limitations on the movement of funds and other assets between different countries, or diplomatic developments; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and interest to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease the Fund's return. Action by these governments could have a significant effect on market prices of securities and dividend payments. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in non-U.S. securities. In addition to the foregoing risks, there may be difficulty in obtaining or enforcing a court judgment abroad. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region or in emerging markets (as described below).

   Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Furthermore, many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. Additionally, many foreign country economies are heavily dependent on international trade and are adversely affected by protective trade barriers and economic conditions of their trading partners. Protectionist trade legislation enacted by those trading partners could have a significant adverse affect on the securities markets of those countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

   The securities of foreign issuers may be listed on foreign securities exchanges or traded in foreign OTC markets. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed and unlisted companies than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protections that apply with respect to securities transactions consummated in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlement of portfolio transactions or loss of certificates for portfolio securities.

   Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when some of the Fund's assets are uninvested and no return is earned on such assets. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, in possible liability to the purchaser.

   The Fund may invest in foreign securities which take the form of sponsored and unsponsored ADRs, GDRs, EDRs or other similar instruments representing securities of foreign issuers (together, "Depositary Receipts"). To the extent the Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there is an increased possibility that the Fund will not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted. However, by investing in Depositary Receipts, such as ADRs, which are quoted in U.S. dollars, the Fund may avoid currency risks during the settlement period for purchases and sales.

European Markets Risk

   Investing in Europe involves risks not typically associated with investments in the United States. While many countries in Europe are considered to have developed markets, investing in the developed countries of Europe imposes different risks than those associated with investing in other developed markets. Many countries in Europe are members of the European Union ("EU"), which faces major issues involving its membership, structure, procedures and policies. Efforts of the member states to continue to unify their economic and monetary policies may increase the potential for similarities in the movements of European markets and may reduce any diversification benefit a Fund may seek by investing in multiple countries within Europe. European countries that are members of, or candidates to join, the Economic and Monetary Union ("EMU") (which is comprised of EU members that have adopted the Euro currency) are subject to restrictions on inflation rates, interest rates, deficits and debt levels, as well as fiscal and monetary controls. By adopting the Euro as its currency, a member state relinquishes control over its own monetary policies. As a result, European countries are significantly affected by fiscal and monetary controls implemented by the EMU, and it is possible that the timing and substance of these controls may not address the needs of all EMU member countries. In addition, the fiscal policies of a single member state can impact and pose economic risks to the EU as a whole. Investing in Euro-denominated securities also creates exposure to a currency that may not fully reflect the strengths and weaknesses of the disparate economies that comprise Europe. There is continued concern over national-level support for the Euro, which could lead to certain countries leaving the EMU, the implementation of currency controls, or potentially the dissolution of the Euro. The dissolution of the Euro would have significant negative effects on European economies and would cause funds with holdings denominated in Euros to face substantial challenges, including difficulties relating to settlement of trades and valuation of holdings, diminished liquidity, and the redenomination of holdings into other currencies.

   Decreasing imports or exports, changes in governmental or other regulations on trade, changes in the exchange rate of the Euro, the default or threat of default by one or more EU member countries on its sovereign debt, and/or an economic recession in one or more EU member countries may have a significant adverse effect on the economies of these and other EU member countries and major trading partners outside Europe.

   The European financial markets have experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain. Several countries, including Greece and Italy, have agreed to multi-year bailout loans from the European Central Bank, International Monetary Fund, and other institutions. A default or debt restructuring by any European country, such as the restructuring of Greece's outstanding sovereign debt, can adversely impact holders of that country's debt, which may be located in countries other than those listed above, and can affect exposures to other EU countries and their financial companies as well. The manner in which the EU and EMU responded to the global recession and sovereign debt issues raised questions about their ability to react quickly to rising borrowing costs and the potential default by Greece and other countries of their sovereign debt and revealed a lack of cohesion in dealing with the fiscal problems of member states. To address budget deficits and public debt concerns, a number of European countries have imposed strict austerity measures and comprehensive financial and labor market reforms, which could increase political or social instability. Many European countries continue to suffer from high unemployment rates. See "--Market Disruption and Geopolitical Risk" and "--Redenomination Risk" below.

   Investing in the securities of Eastern European issuers is highly speculative and involves risks not usually associated with investing in the more developed markets of Western Europe. Securities markets of Eastern European countries typically are less efficient and have lower trading volume, lower liquidity, and higher volatility than more developed markets. Eastern European economies also may be particularly susceptible to the international credit market due to their reliance on bank related inflows of capital. See "--Emerging Markets Risk" below.

Emerging Markets Risk

   Investments in securities of issuers located in emerging market countries are considered speculative and are subject to greater levels of non-U.S. securities risk than investments in more developed non-U.S. markets. Heightened risks of investing in emerging markets securities include: (i) smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; (ii) significant price volatility; (iii) restrictions on foreign investment; (iv) possible repatriation of investment income and capital; (v) increased risk of default (including both government and private issuers); (vi) greater social, economic and political uncertainty and instability (including the risk of war); (vii) more substantial governmental involvement in the economy; (viii) less governmental supervision and regulation of the securities markets and participants in those markets; (ix) unavailability of currency hedging techniques in certain emerging market countries; and (x) the fact that companies in emerging market countries may be newly organized, smaller and less seasoned. Furthermore, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the

Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Foreign Currency Risk

   The Fund will engage in practices and strategies that will result in exposure to fluctuations in foreign exchange rates, thus subjecting the Fund to foreign currency risk. The Fund's exposure to foreign currencies or in securities or instruments that trade, or receive revenues, in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including the forces of supply and demand in the non-U.S. exchange markets, actual or perceived changes in interest rates, rates of inflation, balance of payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These fluctuations may have a significant adverse impact on the value of the Fund's portfolio and/or the level of Fund distributions made to Common Shareholders. As noted above, the Fund will seek to hedge exposure to reduce the risk of loss due to fluctuations in currency exchange rates relative to the U.S. dollar. There is no assurance, however, that these strategies will be available or will be successful and the Fund will incur costs associated with such strategies.

   Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses if the Fund is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transactions costs. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Geographic Concentration Risk

   The Fund may invest from time to time a substantial amount of its assets in issuers located in a single country or region. Investments in a single region, although representing a number of different countries within the region, may be affected by common economic forces and other factors. Because the Fund will concentrate its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. This vulnerability to factors affecting European investments is significantly greater than it would be for a more geographically diversified fund, and may result in greater losses and volatility. This risk increases to the extent the Fund focuses on issuers in a limited number of countries in Europe. Western Europe has, in certain instances, been susceptible to serious financial hardship, high debt levels and high levels of unemployment. The EU itself has experienced difficulties in connection with the debt loads of some of its member states. In addition, the Fund's investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries. See "--Emerging Markets Risk".

Market Disruption and Geopolitical Risk

   Some countries in which the Fund invests have experienced security concerns, war or threats of war and aggression, terrorism, economic uncertainty, natural and environmental disasters and/or systemic market dislocations that have led, and in the future may lead, to increased short term market volatility and may have adverse long term effects on the European and world economies and markets generally, each of which may negatively impact the Fund's investments. For example, there have been various events throughout Europe, including Russia's annexation of Crimea and the resulting sanctions against Russia, ongoing tension between Russia and Ukraine and the political uncertainty and market turmoil in Greece, that have recently had and may continue to have an adverse impact on European and global markets. It is possible, for instance, that the events occurring in Russia could result in, among other things, Russia withholding its natural gas supply from other European countries, which has the potential to harm the economies and markets of such countries. The events occurring in one country or region (including non-European countries and regions) may spread through, or otherwise affect, other countries and regions across Europe and therefore adversely impact the Fund's investments in such countries and regions.

   In addition, the terrorist attacks in the U.S. on September 11, 2001 had a disruptive effect on the securities markets. The ongoing U.S. military and related action throughout the world, as well as the continuing threat of terrorist attacks, could have significant adverse effects on the U.S. economy, the stock market and world economies and markets generally. A similar disruption of financial markets or other terrorist attacks could adversely affect Fund service providers and/or the Fund's operations as well as interest rates, secondary trading, credit risk, inflation and other factors relating to the Common Shares. Below investment grade securities tend to be more volatile than higher-rated securities so that these events and any actions resulting from them may have a greater impact on the prices and volatility of below investment grade securities than on higher-rated securities. The Fund cannot predict the effects or likelihood of similar events in the future on the U.S. and world economies, the value of the Common Shares or the NAV of the Fund.

Redenomination Risk

   Continuing uncertainty as to the status of the euro and the EMU has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of the Fund's portfolio investments. If one or more EMU countries were to stop using the euro as its primary currency, the Fund's investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to foreign currency risk, liquidity risk and valuation risk to a greater extent than similar investments currently denominated in euros. See "--Foreign Currency Risk" and "--Valuation Risk". To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or sell. The Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

Preferred Stock Risk

   Preferred stocks are unique securities that combine some of the characteristics of both common stocks and bonds. See "--Common Stock Risk" and "--Fixed Income Securities Risk". In addition to the risks described elsewhere in this section, such as those described for common stock and debt securities, including credit risk and interest rate risk, preferred stocks are subject to certain other risks, including:

   o Deferral and Omission Risk. Preferred stocks may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer.

   o Subordination Risk. Preferred stocks are generally subordinated to bonds and other debt instruments in a company's capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

   o Floating Rate and Fixed-to-Floating Rate Securities Risk. The market value of floating rate securities is a reflection of discounted expected cash flows based on expectations for future interest rate resets. The market value of such securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the reset. This risk may also be present with respect to fixed-to-floating rate securities in which the Fund may invest. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating rate and fixed-to-floating rate securities may decline due to lower coupon payments on floating-rate securities.

   o Call and Reinvestment Risk. During periods of declining interest rates or certain varying circumstances, an issuer may be able to exercise an option to redeem its issue at par earlier than scheduled, which is generally known as call risk. If this occurs, the Fund may be forced to reinvest in lower yielding securities.

   o Limited Voting Rights Risk. Generally, traditional preferred stock offers no voting rights with respect to the issuer unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred stockholders may have the ability to elect a director or directors to the issuer's board. Generally, once all the arrearages have been paid, the preferred stockholders no longer have voting rights.

   o Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to their scheduled call or maturity date. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

Real Estate Investment Trust Risk

   REITs are financial vehicles that pool investors' capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, e.g., hotels, shopping malls, residential complexes and office buildings. The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including: (i) rising interest rates; (ii) changes in the economic climate and real estate conditions; (iii) perceptions of prospective tenants of the safety, convenience and attractiveness of the properties; (iv) the ability of the owners to provide adequate management, maintenance and insurance; (v) the cost of complying with local laws; (vi) increased competition from new properties; (vii) the impact of present or future environmental legislation and compliance with environmental laws; (viii) changes in real estate taxes and other operating expenses; (ix) adverse changes in governmental rules and fiscal policies; (x) adverse changes in zoning laws; and (xi) other factors beyond the control of the REITs including changes in tax laws. In addition, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. Many of these distributions, however, when further distributed to Common Shareholders will not generally qualify for favorable treatment as qualified dividend income.

   Certain REITs have relatively small market capitalizations. As such, REITs may have limited financial resources and their securities may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Furthermore, REITs are dependent upon specialized management skills and have limited diversification. REITs are also subject to heavy cash flow dependency, defaults by borrowers or lessees and the possibility of failing to qualify for favorable tax treatment. By investing in REITs indirectly through the Fund, a Common Shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders. REITs may incur significant amounts of leverage. See "Risks--Leverage Risk".

Credit and Below Investment Grade Securities Risk

   Credit risk is the risk that an issuer of a security may be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability or willingness to make such payments. Credit risk may be heightened for the Fund because it may invest in below investment grade securities, which are commonly referred to as "junk" or "high yield" securities; such securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of dividend or interest deferral, default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer's capacity to pay dividends or interest and repay principal. Analysis of the creditworthiness of issuers of lower-rated securities may be more complex than for issuers of higher quality securities, and the Fund's ability to achieve its investment objective may, to the extent it is invested in lower-rated securities, be more dependent upon such creditworthiness analysis than would be the case if it were investing in higher quality securities.

   Below investment grade securities are issued by companies that may have limited operating history, narrowly focused operations and/or other impediments to the timely payment of periodic interest and principal at maturity. These securities are susceptible to default or decline in market value due to adverse economic and business developments and are often unsecured and subordinated to other creditors of the issuer. The market values for below investment grade securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. For these reasons, your investment in the Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make interest and/or principal payments; (iv) negative perception of the high yield market which may depress the price and liquidity of below investment grade securities; (v) volatility; and (vi) liquidity.

   Default, or the market's perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund, thereby reducing the value of your investment in the Common Shares. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer. The Sub-Advisor's or the Sub-Sub-Advisor's judgment about the credit quality of an issuer and the relative value of its securities may prove to be wrong. Investments in below investment grade securities may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto, and the federal income tax consequences to the Fund as a holder of such distressed securities may not be clear.

   Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal payments and interest payments than an investment grade issuer. An economic downturn could severely affect the ability of highly leveraged issuers to service their obligations or to repay their obligations upon maturity.

   Below investment grade securities are generally not listed on a national securities exchange but trade in the over-the-counter markets. The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security. There are fewer dealers in the market for below investment grade securities than for investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between bid and asked prices is generally much larger for below investment grade securities than for higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these securities may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's NAV.

Fixed Income Securities Risk

   In addition to the risks described elsewhere in this prospectus, such as credit and below investment grade securities risk, fixed income securities in which the Fund may invest are subject to certain other risks, including:

   o Issuer Risk. The value of fixed income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, leverage and reduced demand for the issuer's goods and services, historical and projected earnings, and the value of its assets. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund's investment in that issuer.

   o Interest Rate Risk. Interest rate risk is the risk that income securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of fixed income securities generally will fall. These risks may be greater in the current market environment because interest rates are near historically low levels. Market value generally falls further for fixed rate securities with longer duration. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected prepayments. This may lock in a below-market yield, increase the security's duration and further reduce the value of the security. Investments in fixed income securities with long-term maturities may experience significant price declines if long-term interest rates increase. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's NAV. Since the magnitude of these fluctuations will generally be greater at times when the Fund's average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. The Fund is not required to hedge its exposure to interest rate risk and may choose not to do so. In addition, there is no assurance that any attempts by the Fund to reduce interest rate risk will be successful or that any hedges that the Fund may establish will perfectly correlate with movements in interest rates.

   o Liquidity Risk. Certain fixed income securities may be substantially less liquid than many other securities, such as common stocks traded on an exchange. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books. See "Risks--Illiquid and Restricted Securities Risk".

   o Prepayment Risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in the Fund's income and distributions to Common Shareholders. This is known as call or prepayment risk. Certain fixed income securities frequently have call features that allow the issuer to redeem the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. If the Fund bought a security at a premium, the premium could be lost in the event of a prepayment.

   o Reinvestment Risk. Reinvestment risk is the risk that income from the Fund's portfolio will decline if the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the Fund portfolio's current earnings rate. A decline in income could affect the Common Shares' market price or the overall return of the Fund.

U.S. Government Debt Securities Risk

   U.S. government debt securities generally do not involve the credit risks associated with investments in other types of fixed income securities, although, as a result, the yields available from U.S. government debt securities are generally lower than the yields available from other securities. Like other fixed income securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's net asset value.

   Some U.S. government securities, such as U.S. Treasury bills, notes and bonds, and mortgage-related securities guaranteed by GNMA, are supported by the full faith and credit of the United States; others, such as those of the FHLBs or the FHLMC, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of FNMA, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the issuing agency, instrumentality or enterprise. Although U.S. government-sponsored enterprises, such as the FHLBs, FHLMC, FNMA and the Student Loan Marketing Association, may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury or supported by the full faith and credit of the U.S. government and involve increased credit risks. Although legislation has been enacted to support certain government sponsored entities, including the FHLBs, FHLMC and FNMA, there is no assurance that the obligations of such entities will be satisfied in full, or that such obligations will not decrease in value or default. It is difficult, if not impossible, to predict the future political, regulatory or economic changes that could impact the government-sponsored entities and the values of their related securities or obligations. In addition, certain governmental entities, including FNMA and FHLMC, have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued by these entities.

Non-U.S. Government Debt Securities Risk

   Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. The ability of a foreign sovereign issuer, especially an emerging market country, to make timely and complete payments on its debt obligations will also be strongly influenced by the sovereign issuer's balance of payments, including export performance, its access to international credit facilities and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a government issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multinational organizations. There may not be bankruptcy proceedings similar to those in the United States by which defaulted non-U.S. government debt may be collected. Additional factors that may influence a government issuer's ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and the issuer's policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies to which a government debtor may be subject.

   The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt and increase the costs and expenses of the Fund.

   Since 2010, the risks of investing in foreign sovereign debt have increased dramatically as a result of the ongoing European debt crisis which began in Greece and has begun to spread throughout various other European countries. These debt crises and the ongoing efforts of governments around the world to address these debt crises have also resulted in increased volatility and uncertainty in the United States and the global economy and securities markets, and it is impossible to predict the effects of these or similar events in the future on the United States and the global economy and securities markets or on the Fund's investments, though it is possible that these or similar events could have a significant adverse impact on the value and risk profile of the Fund. Moreover, as the European debt crisis has progressed, the possibility of one or more eurozone countries exiting the EMU, or even the collapse of the Euro as a common currency, has arisen. The effects of the collapse of the Euro, or of the exit of one or more countries from the EMU, on the United States and the global economy and securities markets are impossible to predict and any such events could have a significant adverse impact on the value and risk profile of the Fund.

Illiquid and Restricted Securities Risk

   Investments in restricted securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. Illiquid and restricted securities may be difficult to dispose of at the price at which the Fund has valued the securities and at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. The Sub-Advisor's and the Sub-Sub-Advisor's judgment may play a greater role in the valuation process. The Advisor, the Sub-Advisor and/or the Sub-Sub-Advisor will determine, under the supervision and oversight of the Board of Trustees, whether restricted securities are liquid or illiquid. Investment of the Fund's assets in illiquid and restricted securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid and restricted securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid or restricted securities. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, therefore enabling the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. In either case, the Fund would bear market risks during that period.

Income Risk

   The income Common Shareholders receive from the Fund is based primarily on the dividends and interest it earns from its investments, which can vary widely over the short and long term. If prevailing market interest rates drop, distribution rates of the Fund's portfolio holdings of fixed income securities and preferred stock may decline which then may adversely affect the Fund's distributions on its Common Shares as well. The Fund's income also would likely be adversely affected when prevailing short-term interest rates increase and the Fund is utilizing leverage.

Derivative Transactions Risk

   The Fund's use of derivative transactions involves risks, including the imperfect correlation between the value of such instruments and the underlying assets of the Fund, the possible default of the other party to the transaction or illiquidity of the derivative investments. See "--Counterparty Risk". Furthermore, the ability to successfully use derivative transactions depends on the Advisor's, the Sub-Advisor's and/or the Sub-Sub-Advisor's ability to predict pertinent market movements, which cannot be assured. Thus, the use of derivative transactions to generate income or for hedging, currency and interest rate management or other purposes may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivative transactions will not otherwise be available to the Fund for investment purposes. See "--Option Overlay Strategy Risk" and "--Forward Foreign Currency Exchange Contracts Risk" for a discussion of the risks associated with these specific derivative transactions. See "Other Investment Strategies and Techniques--Derivative Transactions" in the SAI for an additional discussion of the various derivative transactions in which the Fund may participate and the risks associated those transactions.

Special Considerations Concerning Derivative Transactions

   The derivatives markets have become subject to comprehensive regulation. In particular, the implementation of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") may impact the availability, liquidity and cost of derivative transactions, including potentially limiting or restricting the ability of the Fund to use certain derivative transactions or certain counterparties as a part of its investment strategy, increasing the costs of using these derivative transactions or making them less effective.

   The SEC has also indicated that it may adopt new policies on the use of derivative transactions by registered investment companies. Such policies could affect the nature and extent of derivative transactions entered into by the Fund. In addition, at any time after the date of this prospectus, legislation may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Changing approaches to regulation may have a negative impact on entities in which the Fund invests. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the issuers of the assets held in the Fund to achieve their business goals, and hence, for the Fund to achieve its investment objective.

Option Overlay Strategy Risk

   To generate additional income, the Fund currently expects to write (or sell) call options on portfolio equity securities and certain broad-based securities indices in an amount up to 40% of the value of its Managed Assets. There are various risks associated with the Fund writing (or selling) call options. As the writer (seller) of a call option on portfolio equity securities, the Fund would receive cash (the premium) from the purchaser of the option, and the purchaser would have the right to receive from the Fund any appreciation in the underlying security over the strike price upon exercise. In effect, the Fund would forgo, during the life of the option, the opportunity to profit from increases in the market value of the underlying security above the sum of the premium and the strike price of the call option but would retain the risk of loss should the price of the underlying security decline. Therefore, the writing (or selling) of call options may limit the Fund's ability to benefit from the full upside potential of its investment strategies.

   The value of call options written by the Fund, which will be priced daily, may be affected by, among other factors, changes in the value of the underlying security (or securities) in relation to the strike price, changes in dividend rates of the underlying security (or securities), changes in interest rates, changes in actual or perceived volatility of the stock market and the underlying security (or securities), and the time remaining until the expiration date. The value of call options written by the Fund may be adversely affected if the market for the option is reduced or becomes illiquid.

   The Fund may sell index call options from time to time. The purchaser of an index call option has the right to any appreciation in the value of the index over the exercise price of the option on or before the expiration date. Because the exercise of index options is settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Fund will lose money if it is required to pay the purchaser of an index option the difference between the cash value of the index on which the option was written and the exercise price, and such difference is greater than the premium received by the Fund for writing the option. The value of index options written by the Fund, which will be priced daily, will be affected by changes in the value of and dividend rates of the underlying securities in the respective index, changes in the actual or perceived volatility of the stock market and the remaining time to the options' expiration. The value of the index options also may be adversely affected if the market for the index options becomes less liquid or smaller. Distributions paid by the Fund on its Common Shares may be derived in part from the net index option premiums it receives from selling index call options, less the cost of paying settlement amounts to purchasers of the options that exercise their options. Net index option premiums can vary widely over the short-term and long-term.

   There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) inadequate facilities of an exchange or The Options Clearing Corporation to handle current trading volume; or (vi) the decision of one or more exchanges at some future date to discontinue the trading of options (or a particular class or series of options) for economic or other reasons. If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange would continue to be exercisable in accordance with their terms.

   The hours of trading for options may not conform to the hours during which the securities held by the Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Additionally, the exercise price of an option may be adjusted downward before the option's expiration as a result of the occurrence of certain corporate events affecting the underlying security, such as extraordinary dividends, stock splits, mergers or other extraordinary distributions or events. A reduction in the exercise price of options might reduce the Fund's capital appreciation potential on underlying securities held by the Fund.

   The Fund's call options transactions may be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. These limitations govern the maximum number of options in each class that may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are written in one or more accounts or through one or more brokers. Thus, the number of call options that the Fund may write may be affected by options written by other investment advisory clients of the Advisor, the Sub-Advisor, the Sub-Sub-Advisor or their affiliates. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions. See "Risks--Derivative Transactions Risk".

   The Fund may write (sell) unlisted over-the-counter ("OTC") options. OTC options differ from exchange-listed options in that they are two-party contracts, with exercise price, premium and other terms negotiated between buyer and seller, and generally have less market liquidity than exchange-listed options. The Fund may be required to treat as "illiquid" securities being used to cover certain written OTC options. The OTC options written by the Fund will not be issued, guaranteed or cleared by The Options Clearing Corporation. To the extent that the Fund utilizes unlisted OTC options, the Fund's ability to terminate these options may be more limited than with exchange-traded options and may involve enhanced risk that counterparties participating in such transactions will not fulfill their obligations. In the event of default or insolvency of the counterparty, the Fund may be unable to liquidate an OTC option position.

Forward Foreign Currency Exchange Contracts Risk

    In addition to the general risks described herein for derivative transactions, forward foreign currency exchange contracts involve certain additional risks, including the risk of failure of the counterparty to perform its obligations under the contract and the risk that the use of forward contracts may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged. While forward foreign currency contracts may limit the risk of loss due to a decline in the value of the hedged currencies, they also may limit any potential gain that might result should the value of the currencies increase. In addition, because forward currency exchange contracts are privately negotiated transactions, there can be no assurance that the Fund will have flexibility to roll-over a forward currency exchange contract upon its expiration if it desires to do so.

   Hedging against a decline in the value of a currency does not eliminate fluctuations in the value of a portfolio security traded in that currency or prevent a loss if the value of the security declines. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period and prevailing market conditions. See "Other Investment Strategies and Techniques--Derivative Transactions" in the SAI for additional risks associated with currency exchange transactions.

   As noted above, there may be an imperfect correlation between the Fund's portfolio holdings of securities denominated in a particular currency and forward foreign currency exchange contracts entered into by the Fund. Proxy hedges and cross-hedges, in particular, may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. An imperfect correlation of this type may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

Counterparty Risk

   The Fund will be subject to credit risk with respect to the counterparties to the derivative transactions entered into directly by the Fund. Changes in the credit quality of the companies that serve as the Fund's counterparties with respect to derivatives or other transactions supported by another party's credit will affect the value of those instruments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Leverage Risk

   The use of leverage by the Fund can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the Common Shares' return will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the return to the Common Shares will be less than if leverage had not been used. Leverage involves risks and special considerations for Common Shareholders including:

   o the likelihood of greater volatility of NAV and market price of the Common Shares than a comparable portfolio without leverage;

   o the risk that fluctuations in interest rates on leverage, including Borrowings or in the dividend rates on any Preferred Shares that the Fund may pay will reduce the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares;

   o the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares; and

   o the investment advisory fee payable to the Advisor and the sub-advisory fee payable by the Advisor to the Sub-Advisor (and by the Sub-Advisor to the Sub-Sub-Advisor) will be higher than if the Fund did not use leverage because the definition of "Managed Assets" includes the proceeds of leverage.

   There is no assurance that a leveraging strategy will be successful. The Fund may continue to use leverage if the benefits to the Common Shareholders of maintaining the leveraged position are believed by the Board of Trustees to outweigh any current reduced return.

   The funds borrowed pursuant to a leverage borrowing program (such as a credit line), or obtained through the issuance of Preferred Shares, constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any Borrowings made by the Fund under a leverage borrowing program are senior to the rights of Common Shareholders and the holders of Preferred Shares, with respect to the payment of dividends or upon liquidation. The Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or Preferred Shares or purchase Common Shares or Preferred Shares, unless at the time thereof the Fund meets certain asset coverage requirements and no event of default exists under any leverage program. In addition, the Fund may not be permitted to pay dividends on Common Shares unless all dividends on the Preferred Shares and/or accrued interest on Borrowings have been paid, or set aside for payment. In an event of default under a leverage borrowing program, the lenders have the right to cause a liquidation of collateral (i.e., sell securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. Certain types of leverage may result in the Fund being subject to covenants relating to asset coverage and Fund composition requirements. Generally, covenants to which the Fund may be subject include affirmative covenants, negative covenants, financial covenants, and investment covenants. See "Use of Leverage".

   The Fund also may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the Preferred Shares or other leverage securities issued by the Fund. These guidelines may impose asset coverage or Fund composition requirements that are more stringent than those imposed by the 1940 Act. The Sub-Advisor and the Sub-Sub-Advisor do not believe that these covenants or guidelines will impede it from managing the Fund's portfolio in accordance with the Fund's investment objective and policies. While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and NAV associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future or that any reduction, if undertaken, will benefit the Common Shareholders. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the income and/or total returns to Common Shareholders relative to the circumstance if the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and Common Share price if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

   Certain derivative transactions in which the Fund may engage involve substantial leverage risk and may expose the Fund to potential losses that exceed the amount originally invested by the Fund. See "Risks--Derivative Transactions Risk".

Initial Public Offering ("IPO") Risk

   IPO risk is the risk that the market value of shares sold in an IPO will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, a small number of shares available for trading, or limited information about the issuer. The purchase of shares in an IPO may involve high transaction costs. In addition, shares bought in an IPO may be subject to market risk or liquidity risk. The market for the shares of a company that has recently conducted its IPO can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in an IPO can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

Quarterly Special Distribution Program Risk

   In addition to regular monthly distributions, the Fund intends to pay quarterly distributions for a two year period following the completion of this offering pursuant to its quarterly special distribution program. See "Distributions". In order to pay quarterly special distributions, the Fund may have to sell portfolio investments, including at times when independent investment judgment might not dictate such action. Such sales of the Fund's portfolio investments would result in greater brokerage commissions and other transactional expenses that are borne by the Fund, as well as result in the realization of net short-term capital gains by the Fund which, when distributed to Common Shareholders, will be taxable as ordinary income.

   The Fund may be required to source its quarterly special distributions from more than its net investment income and realized capital gains. Therefore, all or a portion of a quarterly special distribution may result in a return of capital, which represents a return on a Common Shareholder's original investment in the Common Shares, and not a distribution from the Fund's earnings and profits. Distributions that represent a return of capital should not be considered as dividend yield nor as part of the total return from an investment in the Fund. A return of capital will reduce a Common Shareholder's adjusted tax basis in his or her Common Shares, with any amount distributed in excess of basis treated as capital gain. Although a return of capital may not be taxable, it will generally increase the Common Shareholder's potential gain, or reduce the Common Shareholder's potential loss, on the subsequent sale or other disposition of his or her Common Shares. It is possible that a return of capital could cause a Common Shareholder to pay a tax on capital gains with respect to Common Shares that are sold for an amount less than the price originally paid for them. See "Federal Tax Matters".

   The NAV of the Fund may fluctuate over the course of a quarterly special distribution period and, at times during such period, the Fund's NAV may exceed the benchmark NAV. However, if the measurement NAV does not exceed the benchmark NAV on the quarterly special distribution measurement date, no quarterly special distribution will be paid. In addition, the NAV of the Fund is reduced by regular monthly distributions paid by the Fund. There can be no assurance that there will be any increase in the NAV of the Fund.

   The quarterly special distributions will decrease the Fund's total assets and, as a result, would have the likely effect of increasing the Fund's expense ratio. There is no guarantee that the Fund will be able to replace the assets depleted as a result of any quarterly special distributions paid to Common Shareholders and such assets used to make such distributions will not be available for investment pursuant to the Fund's investment objective.

   There can be no assurance that the NAV of the Fund will increase or any quarterly special distribution will be made by the Fund. The Board of Trustees may determine to modify, suspend or cancel the program. The overall impact of the quarterly special distribution program, or any modification, suspension or cancellation of the program, on the secondary market for the Common Shares is uncertain. Shares of closed-end funds listed for trading on a securities exchange frequently trade at a discount from NAV, but in some cases trade at a premium. There can be no assurance that the quarterly special distribution program, or any modification, suspension or cancellation of the program, would not result in the Common Shares trading at a larger discount, or smaller premium, to NAV than would otherwise have been the case.

   In implementing the quarterly special distribution program, the Fund will not be relying on its exemptive relief from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder which would allow the Fund to distribute long-term capital gains more frequently than would otherwise be permitted under the 1940 Act. In order to comply with the applicable provisions of Section 19(b) and Rule 19b-1 thereunder, the Fund may be required to make an additional distribution consisting of long-term capital gains, which could have the effect of reducing the assets of the Fund available for investment.

Valuation Risk

   When market quotations are not readily available or are deemed to be unreliable, the Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board of Trustees. See "Net Asset Value". Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset. See "--Redenomination Risk".

Inflation/Deflation Risk

   Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund's leverage would likely increase, which would tend to further reduce returns to Common Shareholders. Deflation risk is the risk that prices throughout the economy decline over time-the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund's portfolio.

Portfolio Turnover Risk

   The Fund's annual portfolio turnover rate may vary greatly from year to year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 40% under normal circumstances, but may be higher or lower in certain periods. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. There are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when the Fund's investment strategy so dictates. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to common shareholders of the Fund, will be taxable as ordinary income.

Potential Conflicts of Interest Risk

   The Advisor, the Sub-Advisor, the Sub-Sub-Advisor and the portfolio managers of the Fund have interests which may conflict with the interests of the Fund. In particular, the Advisor, the Sub-Advisor and the Sub-Sub-Advisor each manages and/or advises, or may in the future manage and/or advise, other investment funds or accounts with the same or similar investment objective and strategies as the Fund. As a result, the Advisor, the Sub-Advisor, the Sub-Sub-Advisor and the Fund's portfolio managers may devote unequal time and attention to the management of the Fund and those other funds and accounts, and may not be able to formulate as complete a strategy or identify equally attractive investment opportunities as might be the case if they were to devote substantially more attention to the management of the Fund. The Advisor, the Sub-Advisor, the Sub-Sub-Advisor and the Fund's portfolio managers may identify a limited investment opportunity that may be suitable for multiple funds and accounts, and the opportunity may be allocated among these several funds and accounts, which may limit the Fund's ability to take full advantage of the investment opportunity. Additionally, transaction orders may be aggregated for multiple accounts for purposes of execution, which may cause the price or brokerage costs to be less favorable to the Fund than if similar transactions were not being executed concurrently for other accounts. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the Fund holds, potentially resulting in a decrease in the market value of the security held by the Fund.

   The portfolio managers also may engage in cross trades between funds and accounts, may select brokers or dealers to execute securities transactions based in part on brokerage and research services provided to the Advisor, the Sub-Advisor or the Sub-Sub-Advisor which may not benefit all funds and accounts equally and may receive different amounts of financial or other benefits for managing different funds and accounts. Finally, the Advisor, the Sub-Advisor, the Sub-Sub-Advisor and their affiliates may provide more services to some types of funds and accounts than others.

   There is no guarantee that the policies and procedures adopted by the Advisor, the Sub-Advisor, the Sub-Sub-Advisor and the Fund will be able to identify or mitigate the conflicts of interest that arise between the Fund and any other investment funds or accounts that the Advisor, the Sub-Advisor and/or the Sub-Sub-Advisor may manage or advise from time to time. See "Investment Advisor" and "Sub-Advisor and Sub-Sub-Advisor" in the SAI.

   In addition, while the Fund is using leverage, the amount of the fees paid to the Advisor (and by the Advisor to the Sub-Advisor and by the Sub-Advisor to the Sub-Sub-Advisor) for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on Managed Assets, which include assets purchased with leverage. Therefore, the Advisor, the Sub-Advisor and the Sub-Sub-Advisor have a financial incentive to leverage the Fund, which creates a conflict of interest between the Advisor, the Sub-Advisor and the Sub-Sub-Advisor on the one hand and the Common Shareholders of the Fund on the other.

Tax Risk

   The Fund may invest in certain securities for which the federal income tax treatment may not be clear or may be subject to re-characterization by the Internal Revenue Service. It could be more difficult for the Fund to comply with the federal income tax requirements applicable to regulated investment companies if the tax characterization of the Fund's investments or the tax treatment of the income from such investments were successfully challenged by the Internal Revenue Service. See "Federal Tax Matters".

   From time to time, various legislative initiatives are proposed which may have a negative impact on the prices of certain securities owned by the Fund. In addition, changes in tax law occur frequently and may be applied retroactively. The Fund cannot predict what impact any pending or proposed legislation will have on the value of the Fund or on the issuers of the underlying securities in which it invests.

Anti-Takeover Provisions Risk

   The Fund's Declaration and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares. See "Certain Provisions in the Declaration of Trust and By-Laws".

Secondary Market for the Fund's Common Shares

   The issuance of Common Shares through the Fund's dividend reinvestment plan may have an adverse effect on the secondary market for the Common Shares. The increase in the number of outstanding Common Shares resulting from issuances pursuant to the Fund's dividend reinvestment plan and the discount to the market price at which such Common Shares may be issued, may put downward pressure on the market price for the Common Shares. Common Shares will not be issued pursuant to the dividend reinvestment plan at any time when Common Shares are trading at a lower price than the Fund's NAV per Common Share. When the Common Shares are trading at a premium, the Fund also may issue Common Shares that may be sold through private transactions effected on the NYSE or through broker-dealers. The increase in the number of outstanding Common Shares resulting from these offerings may put downward pressure on the market price for Common Shares.

                             MANAGEMENT OF THE FUND

Trustees and Officers

   General oversight of the duties performed by the Advisor, the Sub-Advisor and the Sub-Sub-Advisor is the responsibility of the Board of Trustees. There are five Trustees of the Fund, one of whom is an "interested person" (as defined in the 1940 Act) and four of whom are not "interested persons". The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the SAI.

Investment Advisor


   First Trust Advisors L.P., 120 East Liberty Drive, Wheaton, Illinois 60187, is the investment advisor to the Fund (the "Advisor"). First Trust Advisors L.P. serves as investment advisor or portfolio supervisor to investment portfolios with approximately $112 billion in assets which it managed or supervised as of August 31, 2015.


   First Trust Advisors L.P. will be responsible for supervising the Sub-Advisor and the Sub-Sub-Advisor, managing the Fund's business affairs and providing certain clerical, bookkeeping and other administrative services. The Advisor also will be responsible for implementing the Option Overlay Strategy.

   First Trust Advisors L.P. is an Illinois limited partnership formed in 1991 and an investment advisor registered with the SEC under the Advisers Act. First Trust Advisors L.P. is a limited partnership with one limited partner, Grace Partners of DuPage L.P. ("Grace Partners"), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. Grace Partners' and The Charger Corporation's primary business is investment advisory and broker-dealer services through their ownership interests. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of the Advisor and a Trustee of the Fund. First Trust Advisors L.P. is controlled by Grace Partners and The Charger Corporation.

Sub-Advisor and Sub-Sub-Advisor

   Henderson Global Investors (North America) Inc., a registered investment adviser ("HGINA" or the "Sub-Advisor"), will be the Fund's sub-adviser and will provide U.S. regulatory and compliance oversight to the Fund and HIML (as defined below). HGINA is a Delaware corporation and provides investment management services to SEC-registered mutual funds, other pooled investment vehicles and institutional accounts. The principal offices of HGINA are located at 737 North Michigan Avenue, Suite 1700, Chicago, Illinois.

   HGINA is an indirect, wholly-owned subsidiary of Henderson Group plc ("Henderson Group"), which is the parent company of an asset management group managing approximately $129.1 billion in assets as of June 30, 2015. Henderson Group, founded in 1934, is a global asset management firm providing a full spectrum of investment products and services to institutions and individuals around the world. The Advisor, the Sub-Advisor and the Fund have engaged Henderson Investment Management Limited ("HIML" or the "Sub-Sub-Advisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of Henderson Group, pursuant to an investment sub-advisory agreement among the Fund, the Advisor, HGINA and HIML. Investment professionals of HIML render portfolio management, research or trading services to certain clients of HGINA, including the Fund. HIML will be responsible for the day-to-day investment decisions of the Fund other than the Option Overlay Strategy.

   For additional information about the Advisor, HGINA and HIML, including a description of the services provided, see "Investment Advisor" and "Sub-Advisor and Sub-Sub-Advisor" in the SAI.

Portfolio Managers

   The members of the portfolio management team responsible for the day-to-day management of the Fund's investment portfolio other than the Option Overlay Strategy are Alex Crooke and Ben Lofthouse.

   Alex Crooke is the Head of Global Equity Income at Henderson. He joined Henderson in 1994 and has over 25 years of investment management experience. Prior to joining Henderson, Mr. Crooke was an Investment Analyst at Equitable Life Assurance Society. He graduated with honors from Manchester University with a degree in Physics and Astrophysics and is an Associate Member of the Society of Investment Professionals.

   Ben Lofthouse, CFA, is a Portfolio Manager for the Global Equity Income Team at Henderson. Mr. Lofthouse joined Henderson in 2004 and has over 17 years of investment management experience. Prior to joining Henderson, Mr. Lofthouse was an auditor with Pricewaterhouse Coopers. He graduated with honors in Business Economics from Exeter University. He holds the Chartered Financial Analyst designation and is a qualified accountant ACA.

   The members of the portfolio management team responsible for implementing the Option Overlay Strategy are John Gambla and Rob A. Guttschow.

   John Gambla, CFA, is a Senior Portfolio Manager for the Alternatives and Active Equity Investment Team at First Trust Advisors L.P. Mr. Gambla has 20 years of investment experience, most recently as co-Chief Investment Officer at the Nuveen HydePark Group LLC, a wholly-owned subsidiary of Nuveen Investments. While at HydePark, Mr. Gambla co-directed HydePark's investment activities including research, product development, trading, portfolio management, and performance attribution. He also led the research systems and infrastructure development for HydePark and is recognized as the creator of the Benjamin Graham Intelligent Value Indices. Previously, Mr. Gambla was a Senior Trader and Quantitative Specialist at Nuveen Asset Management. While there, he was responsible for trading all derivatives for the 120+ municipal mutual funds with Nuveen Asset Management. Mr. Gambla has served in a variety of roles throughout his career including: portfolio management, research, business development and strategy development. He graduated Phi Beta Kappa with a Bachelor of Science in genetics and developmental biology (Cum Laude) and a Bachelor of Arts in finance (departmental distinction) from the University of Illinois at Urbana/Champaign, and earned an MBA from the University of Chicago's Graduate School of Business. He is a CFA Charter holder and holds FRM and PRM designations.

   Rob A. Guttschow, CFA, is a Senior Portfolio Manager for the Alternatives and Active Equity Investment Team at First Trust Advisors L.P. Mr. Guttschow has nearly 20 years of investment experience, most recently as co-Chief Investment Officer at the Nuveen HydePark Group LLC, a wholly-owned subsidiary of Nuveen Investments. While at HydePark, Mr. Guttschow co-directed HydePark's investment activities including research, product development, trading, portfolio management, and performance attribution. Prior to joining HydePark, Mr. Guttschow was an Overlay Manager and Senior Portfolio Manager at Nuveen Asset Management. While there, he developed Nuveen's buy-side derivative desk for fixed income and equity portfolio hedging. Mr. Guttschow began his career in investments at Lotsoff Capital Management, where at the time of his departure, he was a Partner, Managing Director and Senior Portfolio Manager. While at Lotsoff, he was responsible for managing a variety of fixed income and equity based enhanced index products for the firm's institutional clients. Mr. Guttschow earned a Bachelor of Science degree in engineering and an MBA from the University of Illinois at Urbana/Champaign. He is a CFA Charter holder and a member of the CFA Society of Chicago.

Investment Management Agreement and Sub-Advisory Agreements

   Pursuant to an investment management agreement between the Advisor and the Fund, the Fund has agreed to pay a fee for the services and facilities provided by the Advisor at the annual rate of 1.10% of the Fund's Managed Assets.

   In addition to the management fee of the Advisor, the Fund pays all other costs and expenses of its operations, including the compensation of its trustees (other than the trustee(s) affiliated with the Advisor), custodian, transfer agency, administrative, accounting and dividend disbursing expenses, legal fees, leverage expenses, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing Common Shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any.

   The Sub-Advisor will receive a portfolio management fee equal to 0.50% of the Fund's Managed Assets. The Sub-Advisor's fee is paid by the Advisor out of the Advisor's management fee. The Sub-Sub-Advisor will receive a portfolio management fee equal to 0.35% of the Fund's Managed Assets. The
Sub-Sub-Advisor's fee is paid by the Sub-Advisor out of the Sub-Advisor's management fee.

   Because the fee paid to the Advisor (and by the Advisor to the Sub-Advisor and by the Sub-Advisor to the Sub-Sub-Advisor) will be calculated on the basis of the Fund's Managed Assets, which include the proceeds of leverage, the dollar amount of the Advisor's fees from the Fund (and the Sub-Advisor's fees from the Advisor and the Sub-Sub-Advisor's fees from the Sub-Advisor) will be higher (and the Advisor, the Sub-Advisor and the Sub-Sub-Advisor will be benefited to that extent) when leverage is utilized. In this regard, if the Fund uses leverage in the amount equal to 25% of the Fund's Managed Assets (after their issuance), the Fund's management fee would be 1.46% of net assets attributable to Common Shares. See "Summary of Fund Expenses".

   A discussion regarding the basis for approval by the Board of Trustees of the Fund's Investment Management Agreement with the Advisor, the Fund's Sub-Advisory Agreement with the Advisor and the Sub-Advisor and the Fund's Sub-Sub-Advisory Agreement with the Advisor, the Sub-Advisor and the Sub-Sub-Advisor will be available in the Fund's Annual Report to Shareholders for the year ended December 31, 2015.

                                NET ASSET VALUE

   The NAV of the Common Shares of the Fund will be computed based upon the value of the Fund's portfolio securities and other assets. The NAV will be determined as of the close of regular trading on the NYSE (normally 4:00 p.m. New York City time) on each day the NYSE is open for trading. The Fund calculates NAV per Common Share by subtracting the Fund's liabilities (including accrued expenses, dividends payable, and any Borrowings of the Fund) and the liquidation value of any outstanding Preferred Shares from the Fund's Managed Assets (the value of the securities and other investments the Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of Common Shares outstanding.

   The Fund's portfolio securities and other assets will be valued daily in accordance with valuation procedures adopted by the Board of Trustees. In the event that market quotations are not readily available, a pricing service does not provide a valuation for a particular asset, or the valuations are deemed unreliable, or if events occurring after the close of the principal markets for particular securities (e.g., domestic debt and foreign securities), but before the Fund values its assets, would call into doubt whether the market quotations or pricing service valuations represent fair value, the Fund may use a fair value method in good faith to value the Fund's securities and investments. The use of fair value pricing by the Fund will be governed by valuation procedures established by the Board of Trustees, and in accordance with the provisions of the 1940 Act.

   Common stocks and other equity securities listed on any national or foreign exchange (excluding The NASDAQ National Market ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) will be valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Forward foreign currency contracts are valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by an independent pricing source or by certain independent dealers in such contracts. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as provided by a third-party pricing service. All assets denominated in foreign currencies will be converted into U.S. dollars at the exchange rates in effect at the time of valuation.

                                 DISTRIBUTIONS

   The Fund intends to distribute to Common Shareholders monthly dividends of all or a portion of its net income after any payment of interest and/or dividends in connection with leverage used by the Fund. It is expected that the initial monthly dividend on the Common Shares will be declared approximately 30 to 60 days, and paid approximately 60 to 90 days, after the completion of this offering, depending on market conditions. The Fund expects to distribute any long-term capital gains at least annually.

   In addition to regular monthly distributions, for the two years following the completion of this offering, the Fund intends to pay quarterly distributions (each, a "quarterly special distribution") in cash to Common Shareholders if the conditions described below have been met (the "quarterly special distribution program"). The date on which the amount of the quarterly special distribution will be measured (each, a "quarterly special distribution measurement date") for
the first quarterly special distribution will be        and subsequent quarterly
special distribution measurement dates will occur every three months thereafter (a "quarterly special distribution period") on the 15th day of each such month (or, if such date is not a business day, on the first business day thereafter) during the two year period following the completion of this offering. The aggregate amount payable for each quarterly special distribution period is expected to be equal to 50% of the amount by which the NAV of the Fund as of the applicable quarterly special distribution measurement date (the "measurement NAV") exceeds the NAV of the Fund as of the most recent prior quarterly special distribution measurement date for which a quarterly special distribution was paid (the "benchmark NAV"). The calculation of the measurement NAV and the benchmark NAV will be appropriately adjusted to reflect distributions paid or to be paid by the Fund. For purposes of calculating the measurement NAV, the Fund will subtract from the NAV as of the quarterly special distribution measurement date the amount of any regular monthly distribution not reflected in the NAV on such date but which is declared prior to or simultaneous with the declaration of the quarterly special distribution during that month. In addition, for purposes of calculating the benchmark NAV, the Fund will subtract from the NAV as of the quarterly special distribution measurement date for the applicable prior quarterly special distribution period the amounts of any quarterly special distribution and regular monthly distribution that had not been reflected in the NAV as of such date but were declared by the end of the month in which such quarterly special distribution measurement date occurred. For the purposes of the first quarterly special distribution, the benchmark NAV will be $19.06 per share. There can be no assurance that the NAV of the Fund will increase or any quarterly special distribution will be made by the Fund. The Board of Trustees will review the quarterly special distribution program from time to time and may determine to modify, suspend or cancel the program. The Fund will provide Common Shareholders with advance notice in the event of any such determination by the Board of Trustees to modify, suspend or cancel the quarterly special distribution program. See "Risks--Quarterly Special Distribution Program Risk" and "Federal Tax Matters".

   Subject to certain terms and conditions, the Fund is entitled to rely on an exemption granted to the Advisor by the SEC from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder (the "Exemptive Relief"). The Exemptive Relief generally permits the Fund, subject to such terms and conditions, to make distributions of long-term capital gains with respect to its Common Shares more frequently than would otherwise be permitted under the 1940 Act (generally once per taxable year). To rely on the Exemptive Relief, the Fund must comply with the terms and conditions therein, which, among other things, would require the Board of Trustees to approve the Fund's adoption of a distribution policy with respect to its Common Shares which calls for periodic distributions of an amount equal to a fixed percentage of the market price of the Common Shares at a particular point in time, or a fixed percentage of NAV per Common Share at a particular point in time, or a fixed amount per Common Share, any of which could be adjusted from time to time. Under such a distribution policy, it is possible that the Fund might distribute more than its income and net realized capital gains; therefore, distributions to shareholders may result in a return of capital. The Fund has no current intention to adopt such a distribution policy or implement the Exemptive Relief. The Exemptive Relief also permits the Fund to make distributions of long-term capital gains with respect to any Preferred Shares that may be issued by the Fund in accordance with such shares' terms.

   Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any such payment that adequately discloses the source or sources of the distributions. Thus, if the source of the dividend or other distribution were the original capital contribution of the Common Shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Common Shareholders should read any written disclosure provided pursuant to
Section 19(a) and Rule 19a-1 carefully, and should not assume that the source of any distribution from the Fund is net profit. In addition, in cases where the Fund would return capital to Common Shareholders, such distribution may impact the Fund's ability to maintain its asset coverage requirements and to pay the dividends on any Preferred Shares that the Fund may issue.

   Various factors will affect the level of the Fund's income, including the asset mix, the average maturity of the Fund's portfolio, the amount of leverage utilized by the Fund and the Fund's use of hedging. To permit the Fund to maintain a more stable monthly distribution, the Fund may from time to time distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of income actually earned by the Fund during that period. Undistributed income will add to the Fund's NAV and, correspondingly, distributions from undistributed income will decrease the Fund's NAV. Common Shareholders will automatically have all dividends and distributions reinvested in Common Shares issued by the Fund or purchased in the open market in accordance with the Fund's dividend reinvestment plan unless an election is made to receive cash. See "Dividend Reinvestment Plan".

                           DIVIDEND REINVESTMENT PLAN

   If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's dividend reinvestment plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends and distributions, including any capital gain dividends, on your Common Shares will be automatically reinvested by Computershare Trust Company, N.A. (the "Plan Agent") in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by Computershare Inc., as dividend paying agent.

   You are automatically enrolled in the Plan when you become a shareholder of the Fund. As a participant in the Plan, the number of Common Shares you will receive will be determined as follows:

   (1) If the Common Shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date;

   (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at that time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

   You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104 or through the Plan Agent's website, www.computershare.com/investor, in accordance with such reasonable requirements as the Plan Agent and Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds less any applicable fees (currently $15 per sale and a per Common Share fee of $0.03) incurred by the Plan Agent in selling your shares. Per Common Share fees include any applicable brokerage commissions the Plan Agent is required to pay. Any fractional share will be rounded up to a whole Common Share for the purpose of calculating the per Common Share fee.

   The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

   There is no fee for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a per Common Share fee (currently $0.03) incurred by the Plan Agent when it makes open market purchases. Per Common Share fees include any applicable brokerage commissions the Plan Agent is required to pay. Any fractional share will be rounded up to a whole Common Share for the purpose of calculating the per Common Share fee.

   Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. See "Federal Tax Matters".

   If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

   Neither the Fund nor the Plan Agent shall be liable with respect to the Plan for any act done in good faith or for any good faith omission to act, including, without limitation, any claim of liability: (i) arising out of failure to terminate any participant's account upon such participant's death prior to receipt of notice in writing of such death; and (ii) with respect to the prices at which Common Shares are purchased and sold for the participant's account and the times such purchases and sales are made.

   The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent, Computershare Trust Company, N.A., P.O. Box 30170, College Station, Texas 77842-3170, with overnight correspondence being directed to Computershare Trust Company, N.A., 211 Quality Circle, Suite 210, College Station, Texas 77845. Participants can also contact the Plan Agent through the Plan Agent's website at www.computershare.com/investor or by telephone at (866) 340-1104.

                             DESCRIPTION OF SHARES

Common Shares

   The Declaration authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have a par value of $0.01 per share and, subject to the rights of the holders of Preferred Shares, if issued, have equal rights to the payment of dividends and the distribution of assets upon liquidation. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust and By-Laws", non-assessable, and currently have no preemptive or conversion rights (except as may otherwise be determined by the Board of Trustees in its sole discretion) or rights to cumulative voting.

   The Fund has applied to list the Common Shares on the New York Stock Exchange. The trading or "ticker" symbol of the Common Shares is expected to be "FDEU". The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

   The NAV of the Common Shares will be reduced immediately following the offering by the amount of the sales load and offering expenses paid by the Fund. The Advisor and the Sub-Advisor have agreed to pay: (i) all organizational expenses; and (ii) all offering costs of the Fund (other than sales load) that exceed 0.20% (or $0.04 per Common Share) of the Fund's aggregate offering price. See "Use of Proceeds".

   Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell shares already held, the shareholder may do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than NAV. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than NAV and during other periods have traded at prices lower than NAV. Because the market value of the Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), dividend stability, portfolio credit quality, NAV, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot assure you that Common Shares will trade at a price equal to or higher than NAV in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "Structure of the Fund; Common Share Repurchases and Conversion to Open-End Fund".

Preferred Shares

   The Declaration provides that the Board of Trustees may authorize and issue Preferred Shares with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders. Common Shareholders have no preemptive right to purchase any Preferred Shares that might be issued.

   The Fund may elect to issue Preferred Shares as part of its leverage strategy. The Fund currently has the ability to incur Borrowings representing up to 33-1/3% of the Fund's total assets immediately after the leverage is issued. The Board of Trustees also reserves the right to authorize the Fund to issue Preferred Shares to the extent permitted by the 1940 Act, which currently limits the aggregate liquidation preference of all outstanding Preferred Shares plus the principal amount of any outstanding leverage consisting of debt to 50% of the value of the Fund's total assets less liabilities and indebtedness of the Fund (other than leverage consisting of debt). Although the terms of any Preferred Shares, including dividend rate, liquidation preference and redemption provisions, will be determined by the Board of Trustees, subject to applicable law and the Declaration, it is likely that the Preferred Shares, if issued, will be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term bonds by providing for the periodic redetermination of the dividend rate at relatively short intervals through an auction, remarketing or other procedure. The Fund also believes that it is likely that the liquidation preference, voting rights and redemption provisions of the Preferred Shares, if issued, will be similar to those stated below.

   Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of Preferred Shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per Preferred Share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to Common Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Fund.

   Voting Rights. The 1940 Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect at least two trustees at all times. The remaining trustees will be elected by holders of Common Shares and Preferred Shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Shares have the right to elect a majority of the trustees of the Fund at any time that two years of dividends on any Preferred Shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to: (i) adopt any plan of reorganization that would adversely affect the Preferred Shares; and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's subclassification as a closed-end investment company or changes in its fundamental investment restrictions. See "Certain Provisions in the Declaration of Trust and By-Laws". As a result of these voting rights, the Fund's ability to take any such actions may be impeded to the extent that there are any Preferred Shares outstanding. The Board of Trustees presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law or the Declaration, holders of Preferred Shares will have equal voting rights with Common Shareholders (one vote per share, unless otherwise required by the 1940
Act) and will vote together with Common Shareholders as a single class.

   The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of Preferred Shares. The class vote of holders of Preferred Shares described above will in each case be in addition to any other vote required to authorize the action in question.

   Redemption, Purchase and Sale of Preferred Shares by the Fund. The terms of any Preferred Shares issued are expected to provide that: (i) they are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued dividends per share; (ii) the Fund may tender for or purchase Preferred Shares; and (iii) the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Fund will reduce any leverage applicable to the Common Shares, while any resale of shares by the Fund will increase that leverage.

   The discussion above describes the possible offering of Preferred Shares by the Fund. If the Board of Trustees determines to proceed with such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration. The Board of Trustees, without the approval of the Common Shareholders, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.

           CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BY-LAWS

   Under Massachusetts law, shareholders could, in certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund solely by reason of his or her being a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

   The Declaration and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The number of trustees is currently five, but by action of two-thirds of the trustees, the Board of Trustees may from time to time be increased or decreased. Under the By-Laws, the Board of Trustees is divided into three classes of trustees serving staggered three-year terms, with the terms of one class expiring at each annual meeting of shareholders. If the Fund issues Preferred Shares, the Fund may establish a separate class for the trustees elected by the holders of the Preferred Shares. Subject to applicable provisions of the 1940 Act, vacancies on the Board of Trustees may be filled by a majority action of the remaining trustees. Removal of a trustee requires either (a) a vote of two-thirds of the outstanding shares (or if the trustee was elected or appointed with respect to a particular class, two-thirds of the outstanding shares of such class), or (b) the action of at least two-thirds of the remaining trustees. Such provisions may work to delay a change in the majority of the

Board of Trustees. The provisions of the Declaration relating to the election and removal of trustees may be amended only by a vote of two-thirds of the trustees then in office. The By-Laws may be amended only by the Board of Trustees.


   The Declaration generally requires a Common Shareholder vote only on those matters where the 1940 Act or the Fund's listing with an exchange require a Common Shareholder vote, but otherwise permits the Board of Trustees to take action without seeking the consent of Common Shareholders. For example, the Declaration gives the Board of Trustees broad authority to approve most reorganizations between the Fund and another entity, such as another closed-end fund, and the sale of all or substantially all of its assets without Common Shareholder approval if the 1940 Act would not require such approval. The Declaration further provides that the Board of Trustees may amend the Declaration in any respect without Common Shareholder approval, except for the provisions relating to the Contingent Conversion Feature. The Declaration, however, prohibits amendments that impair the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, trustees, officers or employees of the Fund or that limit the rights to indemnification or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification under the Declaration prior to the amendment.


   Generally, the Declaration requires the affirmative vote or consent by holders of at least two-thirds of the shares outstanding and entitled to vote, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end management investment company, if required pursuant to the provisions of the 1940 Act, (2) a merger or consolidation of the Fund with any corporation, association, trust or other organization, including a series or class of such other organization (only in the limited circumstances where a vote by shareholders is otherwise required under the 1940 Act or the Declaration),
(3) a sale, lease or exchange of all or substantially all of the Fund's assets (only in the limited circumstances where a vote by shareholders is otherwise required under the 1940 Act and the Declaration), or (4) certain transactions in which a Principal Shareholder (as defined below) is a party to the transactions. However, with respect to items (1), (2) and (3) above, if the applicable transaction has been already approved by the affirmative vote of two-thirds of the Trustees, then the majority of the outstanding voting securities as defined in the 1940 Act (a "Majority Shareholder Vote") is required. In addition, if there are then Preferred Shares outstanding, with respect to (1) above, two-thirds of the Preferred Shares voting as a separate class shall also be required unless the action has already been approved by two-thirds of the Trustees, in which case then a Majority Shareholder Vote is required. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the shares otherwise required by law or by the terms of any class or series of Preferred Shares, whether now or hereafter authorized, or any agreement between the Fund and any national securities exchange. Further, in the case of items (2) or (3) that constitute a plan of reorganization (as such term is used in the 1940 Act) which adversely affects the Preferred Shares within the meaning of section 18(a)(2)(D) of the 1940 Act, except as may otherwise be required by law, the approval of the action in question will also require the affirmative vote of two-thirds of the Preferred Shares voting as a separate class; provided, however, that such separate class vote shall be by a Majority Shareholder Vote if the action in question has previously been approved by the affirmative vote of two-thirds of the Trustees.

   As noted above, pursuant to the Declaration, the affirmative approval of two-thirds of the Shares outstanding and entitled to vote, subject to certain exceptions, shall be required for the following transactions in which a Principal Shareholder is a party: (1) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (2) the issuance of any securities of the Fund to any Principal Shareholder for cash other than pursuant to a dividend reinvestment or similar plan available to all shareholders; (3) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); (4) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period). However, shareholder approval for the foregoing transactions shall not be applicable to (1) any transaction, including, without limitation, any rights offering, made available on a pro rata basis to all shareholders of the Fund or class thereof unless the Trustees specifically make such transaction subject to this voting provision,
(2) any transaction if the Trustees shall by resolution have approved a memorandum of understanding with such Principal Shareholder with respect to and substantially consistent with such transaction or (3) any such transaction with any corporation of which a majority of the outstanding shares of all classes of stock normally entitled to vote in elections of directors is owned of record or beneficially by the Fund and its subsidiaries. As described in the Declaration, a Principal Shareholder shall mean any corporation, person or other entity which is the beneficial owner, directly or indirectly, of more than 5% of the outstanding shares and shall include any affiliate or associate (as such terms are defined in the Declaration) of a Principal Shareholder. The above affirmative vote shall be in addition to the vote of the shareholders otherwise required by law or by the terms of any class or series of Preferred Shares, whether now or hereafter authorized, or any agreement between the Fund and any national securities exchange.

   The provisions of the Declaration described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over market value by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of a Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objective and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.


   The Declaration provides that the obligations of the Fund are not binding upon the Trustees of the Fund individually, but only upon the assets and property of the Fund, and that the Trustees shall not be liable to any person in connection with the Fund property or the affairs of the Fund for any action or failure to act, errors of judgment or mistakes of fact or law or for any neglect or wrongdoing of any officer, employee or agent of the Fund or for the act or omission of any other Trustee. Nothing in the Declaration, however, protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office with or on behalf of the Fund.

   The Declaration provides that, during the calendar year 2023, the Fund will call a shareholder meeting of the Fund for the purpose of voting to determine whether the Fund should convert to an open-end management investment company. Such provision in the Declaration may be amended only by a Majority Shareholder Vote (as defined above). If approved by shareholders on the Conversion Vote Date, the Fund will seek to convert to an open-end management investment company within 12 months of such approval. See "Contingent Conversion Feature".


   Reference should be made to the Declaration on file with the SEC for the full text of these provisions.

STRUCTURE OF THE FUND; COMMON SHARE REPURCHASES AND CONVERSION TO OPEN-END FUND

Closed-End Structure

   Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at NAV at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are be subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund's investment objective(s) and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities.

   Shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount from NAV, but in some cases trade at a premium. The market price may be affected by trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of the Common Shares being greater than, less than or equal to NAV. The Board of Trustees has reviewed the structure of the Fund in light of its investment objective and policies and has determined that the closed-end structure is appropriate. As described below, however, the Board of Trustees will review periodically the trading range and activity of the Common Shares with respect to the Fund's NAV, and the Board of Trustees may, but is not required to, take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for the Common Shares at NAV or the possible conversion of the Fund to an open-end fund. In addition, pursuant to the Declaration, the Fund will call a shareholder meeting of the Fund during the calendar year 2023 for the purpose of voting to determine whether the Fund should convert to an open-end management investment company. Aside from calling such shareholder meeting, there can be no assurance that the Board of Trustees will decide to undertake any of the foregoing actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to their NAV.

Repurchase of Common Shares and Tender Offers

   Shares of closed-end funds frequently trade at a discount to their NAV. Because of this possibility and the recognition that any such discount may not be in the interest of Common Shareholders, the Board of Trustees might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce the discount. The Fund cannot guarantee or assure, however, that the Board of Trustees will decide to engage in any of these actions. After any consideration of potential actions to seek to reduce any significant market discount, the Board of Trustees may, subject to its fiduciary obligations and compliance with applicable state and federal laws and the requirements of the principal stock exchange on which the Common Shares are listed, authorize the commencement of a share repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the Board of Trustees in light of the market discount of the Common Shares, trading volume of the Common Shares, information presented to the Board of Trustees regarding the potential impact of any such share repurchase program or tender offer, and general market and economic conditions. There can be no assurance that the Fund will in fact effect repurchases of or tender offers for any of its Common Shares. The Fund may, subject to its investment limitation with respect to Borrowings, incur debt to finance such repurchases or a tender offer or for other valid purposes. Interest on any such Borrowings would increase the Fund's expenses and reduce the Fund's net income.

   There can be no assurance that repurchases of Common Shares or tender offers, if any, will cause the Common Shares to trade at a price equal to or in excess of their NAV. Nevertheless, the possibility that a portion of the Fund's outstanding Common Shares may be the subject of repurchases or tender offers may reduce the spread between market price and NAV that might otherwise exist. In the opinion of the Fund, sellers may be less inclined to accept a significant discount in the sale of their Common Shares if they have a reasonable expectation of being able to receive a price of NAV for a portion of their Common Shares in conjunction with an announced repurchase program or tender offer for the Common Shares.

   Although the Board of Trustees believes that repurchases or tender offers may have a favorable effect on the market price of the Common Shares, the acquisition of Common Shares by the Fund will decrease the Managed Assets of the Fund and therefore will have the effect of increasing the Fund's expense ratio and decreasing the asset coverage with respect to any Preferred Shares outstanding. Because of the nature of the Fund's investment objective, policies and portfolio, the Advisor does not anticipate that repurchases of Common Shares or tender offers should interfere with the ability of the Fund to manage its investments in order to seek its investment objective, and does not anticipate any material difficulty in borrowing money or disposing of portfolio securities to consummate repurchases of or tender offers for Common Shares, although no assurance can be given that this will be the case.

Conversion to Open-End Fund

   The Fund may be converted to an open-end management investment company at any time if approved by the holders of two-thirds of the Fund's shares outstanding and entitled to vote, provided that, unless otherwise required by law, if there are Preferred Shares outstanding, the affirmative vote of the holders of two-thirds of the Preferred Shares voting as a separate class shall also be required; provided, however, that such votes shall be by Majority Shareholder Vote if the action in question was previously approved by the affirmative vote of two-thirds of the Board of Trustees. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the shares otherwise required by law or any agreement between the Fund and any national securities exchange. In addition, pursuant to the Declaration, the Fund will call a shareholder meeting of the Fund during the calendar year 2023 for the purpose of voting to determine whether the Fund should convert to an open-end management investment company. See "Contingent Conversion Feature". In the event of conversion, the Common Shares would cease to be listed on the NYSE or other national securities exchange. Any Preferred Shares or Borrowings would need to be redeemed or repaid upon conversion to an open-end management investment company. Shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge or contingent deferred sales charge, if any, as might be in effect at the time of a redemption. The Fund would expect to pay all such redemption requests in cash, but would intend to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that Common Shares (other than Common Shares outstanding immediately prior to such conversion) would be sold at NAV plus a sales load.

                              FEDERAL TAX MATTERS

   This section summarizes some of the main federal income tax consequences of owning or disposing of Common Shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, except as specifically provided below, these summaries generally do not describe your situation if you are a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

   This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, the Fund's counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Fund. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

   As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

   Fund Status. The Fund intends to elect and to qualify annually as a "regulated investment company" under the federal tax laws. To qualify, the Fund must, among other things, satisfy certain requirements relating to the source and nature of its income and the diversification of its assets. If the Fund qualifies as a regulated investment company and distributes all of its income, the Fund generally will not pay federal income or excise taxes.

   For federal income tax purposes, you are treated as the owner of Common Shares and not of the assets held by the Fund. Taxability issues are taken into account at the Fund level. Your federal income tax treatment of income from the Fund is based on the distributions paid by the Fund.

   Distributions. Fund distributions will constitute dividends to the extent of the Fund's current and accumulated earnings and profits. After the end of each year, you will receive a tax statement that separates your Fund distributions into two categories, ordinary income distributions and capital gains dividends. Ordinary income distributions are generally taxed at your ordinary tax rate, but, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at tax rates equal to those applicable to net capital gains. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your Common Shares. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. The Fund may make distributions in some years in excess of its earnings and profits. To the extent that the Fund makes distributions in excess of its current and accumulated earnings and profits, such distributions will represent a return of capital for tax purposes to the extent of your tax basis in the shares and thus will generally not be currently taxable to you and will thereafter constitute a capital gain. Distributions in excess of the Fund's current and accumulated earnings and profits may be more likely as a result of the quarterly special distribution program. Distributions will be subject to the above rules regardless of whether you reinvest your distributions in additional Common Shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales charge, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year. If you own Common Shares in your own name, under the Plan, any distributions are automatically reinvested in additional Common Shares unless you opt-out of the Plan.

   Under the "Health Care and Education Reconciliation Act of 2010", income from the Fund also may be subject to a 3.8% "Medicare tax". This tax will generally apply to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

   Dividends Received Deduction. A corporation that owns Common Shares generally will not be entitled to the dividends received deduction with respect to dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on Common Shares that are attributable to dividends received by the Fund (if any) from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction. Under certain circumstances, dividends paid by a regulated investment company that are attributable to dividends received from a non-U.S. corporation may be designated as eligible for the dividends received deduction. It is not anticipated that the Fund will be eligible to make such a designation in respect of dividends paid that are attributable to non-U.S. corporations. The use of covered options in the portfolio may reduce the amount of dividends that are eligible for the dividends received deduction.

   If You Sell Shares. If you sell your Common Shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Common Shares from the amount you receive in the transaction. Your tax basis in your Common Shares is generally equal to the cost of your Common Shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Common Shares, such as to account for any distributions which are a return of capital as discussed above. Any loss realized upon a taxable disposition of the Common Shares may be disallowed if other substantially identical shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date the original Common Shares are disposed of. If disallowed, the loss will be reflected by an upward adjustment to the basis of the Common Shares acquired. In addition, the ability to deduct capital losses may otherwise be limited.

   The information statement you receive in regard to the sale or redemption of your Common Shares may contain information about your basis in the Common Shares and whether any gain or loss recognized by you should be considered long term or short term capital gain. The information reported to you is based upon rules that do not take into consideration all facts that may be known to you or your advisors. You should consult with your tax advisors about any adjustments that may need to be made to the information reported to you.

   Taxation of Capital Gains and Losses and Certain Ordinary Income Dividends. If you are an individual, the maximum marginal federal rate for net capital gains is generally 20% (0% for certain taxpayers in the 10% or 15% brackets).

   Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Common Shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your Common Shares at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations.

   A portion of the ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund generally will be taxed at the same rates that apply to net capital gain (as discussed above), but only if certain holding period requirements are satisfied and the dividends are attributable to qualified dividends received by the Fund itself. The use of covered options in the portfolio may reduce the amount of dividends eligible to be taxed at capital gain rates. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

   Deductibility of Fund Expenses. Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Fund expenses as income. In these cases you may be able to take a deduction for these expenses. However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual's adjusted gross income. Additional limitations may be imposed on miscellaneous itemized deductions in the case of certain high-income individuals.

   Foreign Tax Credit. Because the Fund may invest in foreign securities, its income from such securities may be subject to non-U.S. taxes. If more than 50% of the Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Fund may elect for U.S. federal income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. Accordingly, the tax statement that you receive may include an item showing foreign taxes the Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

   Investments in Certain Foreign Corporations. If the Fund holds an equity interest in any "passive foreign investment companies" ("PFICs"), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax. Dividends paid by PFICs will not be treated as qualified dividend income.

   If the Fund is treated as owning directly or indirectly 10% or more of the combined voting power of the stock of a foreign corporation, and all U.S. shareholders of that corporation collectively own more than 50% of the vote or value of the stock of that corporation, the foreign corporation may be treated as a controlled foreign corporation (a "CFC"). If the Fund owns 10 percent or more of a CFC, the Fund will be required to include certain types of the CFC's income in its taxable income for federal income tax purposes whether or not such income is distributed to the Fund.

   Backup Withholding. The Fund may be required to withhold, for U.S. federal income taxes, a portion of all taxable dividends and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or who otherwise fail to make required certifications, or if the Fund or a shareholder has been notified by the Internal Revenue Service that such shareholder is subject to backup withholding. Corporate shareholders and certain other shareholders under federal tax laws are generally exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a refund or credit against the shareholder's federal income tax liability if the appropriate information is provided to the Internal Revenue Service.

   Foreign Investors. If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will be characterized as dividends for federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. income taxes, including withholding taxes. However, except to the extent treated as being subject to the tax described in the next paragraph, distributions received by a foreign investor from the Fund that are properly reported by such Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met.

   Distributions may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity's U.S. owners. Dispositions of Common Shares by such persons may be subject to such withholding after December 31, 2016.

   Alternative Minimum Tax. As with any taxable investment, investors may be subject to the federal alternative minimum tax on their income (including taxable income from the Fund), depending on their individual circumstances.

   Further Information. The SAI summarizes further federal income tax considerations that may apply to the Fund and its shareholders and may qualify the considerations discussed herein.

                                  UNDERWRITERS

   Wells Fargo Securities, LLC, Morgan Stanley & Co. LLC and UBS Securities LLC are acting as the representatives of the Underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated the date of this prospectus, each Underwriter named below has agreed to purchase, and the Fund has agreed to sell to that Underwriter, the number of Common Shares set forth opposite the Underwriter's name.

                                                                     NUMBER OF
      UNDERWRITER                                                  COMMON SHARES

      Wells Fargo Securities, LLC ...............................
      Morgan Stanley & Co. LLC ..................................
      UBS Securities LLC ........................................
      Oppenheimer & Co. Inc. ....................................
      RBC Capital Markets, LLC ..................................
      Stifel, Nicolaus & Company, Incorporated ..................
      BB&T Capital Markets, a division of BB&T Securities, LLC ..
      D.A. Davidson & Co. .......................................
      Dawson James Securities, Inc. .............................
      Janney Montgomery Scott LLC ...............................
      J.J.B. Hilliard, W.L. Lyons, LLC ..........................
      J.V.B. Financial Group, LLC ...............................
      Ladenburg Thalmann & Co. Inc. .............................
      Maxim Group LLC ...........................................
      National Securities Corporation ...........................
      Newbridge Securities Corporation ..........................
      Pershing LLC ..............................................
      Realty Capital Securities, LLC ............................
      Southwest Securities, Inc. ................................
      Wedbush Securities Inc. ...................................
      Wunderlich Securities, Inc. ...............................
      B.C. Ziegler and Company ..................................
                                                                    -----------
      Total .....................................................
                                                                    ===========

   The underwriting agreement provides that the obligations of the Underwriters to purchase the Common Shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The Underwriters are obligated to purchase all the Common Shares (other than those covered by the over-allotment option described below) shown above if any of the Common Shares are purchased.

   The Underwriters propose to offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Common Shares to dealers at the public offering price
less a concession not to exceed $     per share. The sales load the investors in
the Fund will pay of $0.90 per share is equal to 4.5% of the initial offering price. If all of the Common Shares are not sold at the initial offering price, the representatives may change the public offering price and other selling
terms. Investors must pay for any Common Shares purchased on or before         .
The representatives have advised the Fund that the Underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

Additional Compensation to be Paid by the Advisor and Sub-Advisor

   The Advisor and the Sub-Advisor (and not the Fund) have agreed to pay to each of Wells Fargo Securities, LLC, Morgan Stanley & Co. LLC, UBS Securities LLC
and RBC Capital Markets, LLC, from their own assets, a structuring fee for advice relating to the structure, design, and organization of the Fund as well as services related to the sale and distribution of the Common Shares in the
amount of $     , $     , $     and $      , respectively. If the over-allotment
option is not exercised, the structuring fee paid to Wells Fargo Securities, LLC, Morgan Stanley & Co. LLC, UBS Securities LLC and RBC Capital Markets, LLC
will not exceed     %,     %,     %, and     %, respectively, of the total
public offering price of the Common Shares.

   The amount of this structuring fee is calculated based on the total sales of Common Shares by the Underwriters, including those Common Shares included in the Underwriters' over-allotment option, and will be paid regardless of whether some or all of the over-allotment option is exercised.

   The Advisor and the Sub-Advisor (and not the Fund) may pay certain other qualifying Underwriters a structuring fee, a sales incentive fee or additional compensation in connection with this offering.

   Total underwriting compensation determined in accordance with Financial Industry Regulatory Authority, Inc. ("FINRA") rules is summarized as follows. The sales load the Fund will pay of $0.90 per share is equal to 4.5% of the total public offering price of the Common Shares. The Fund has agreed to reimburse the Underwriters for the reasonable fees and disbursements of counsel to the Underwriters in connection with the review by FINRA of the terms of the sale of the Common Shares in an amount not to exceed $30,000 in the aggregate, which amount will not exceed % of the total public offering price of the Common Shares if the over-allotment option is not exercised. The sum total of all compensation to the Underwriters in connection with this public offering of the Common Shares, including sales load, expense reimbursement and all structuring
fee payments to the Underwriters, will not exceed     % of the total public
offering price of the Common Shares.

   The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to additional Common Shares at the public offering price less the sales load. The Underwriters may exercise this option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent such option is exercised, each Underwriter must purchase a number of additional Common Shares approximately proportionate to that Underwriter's initial purchase commitment.

   The Fund, the Advisor, the Sub-Advisor and the Sub-Sub-Advisor have agreed, for a period of 180 days from the date of this prospectus, that they will not, without the prior written consent of the representatives, dispose of or hedge any Common Shares or any securities convertible into or exchangeable for Common Shares, provided that the Fund may issue Common Shares pursuant to the Fund's dividend reinvestment plan.

   To meet the NYSE distribution requirements for trading, the Underwriters have undertaken to sell Common Shares in a manner such that shares are held by a minimum of 400 beneficial owners in lots of 100 or more, the minimum stock price will be at least $4.00 at the time of listing on the NYSE, at least 1,100,000 Common Shares will be publicly held in the United States and the aggregate market value of publicly held shares in the United States will be at least $60 million. The Fund has applied to list the Common Shares on the NYSE under the symbol "FDEU".

   The following table shows the sales load that investors in the Fund will pay to the Underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the Underwriters' option to purchase additional Common Shares.

                                       NO EXERCISE     FULL EXERCISE
                                       -----------     -------------
     Per share.....................         $              $
     Total.........................         $              $

   The Fund, the Advisor, the Sub-Advisor and the Sub-Sub-Advisor have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the 1933 Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities.

   Certain Underwriters may make a market in Common Shares after trading in Common Shares has commenced on the NYSE. No Underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the Underwriters. No assurance can be given as to the liquidity of, or the trading market for, the Common Shares as a result of any market-making activities undertaken by any Underwriter. This prospectus is to be used by any Underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the Common Shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

   In connection with the offering, Wells Fargo Securities, LLC, on behalf of itself and the other Underwriters, may purchase and sell the Common Shares in the open market. These transactions may include short sales, syndicate covering transactions and stabilizing transactions. Short sales involve syndicate sales of Common Shares in excess of the number of Common Shares to be purchased by the Underwriters in the offering, which creates a syndicate short position. Covered short sales are sales of Common Shares made in an amount up to the number of Common Shares represented by the Underwriters' over-allotment option. In determining the source of Common Shares to close out the covered syndicate short position, the Underwriters will consider, among other things, the price of the Common Shares available for purchase in the open market as compared to the price at which they may purchase Common Shares through the over-allotment option.

   Transactions to close out the covered syndicate short position involve either purchases of Common Shares in the open market after the distribution has been completed or the exercise of the over-allotment option. As directed by Wells Fargo Securities, LLC, on behalf of itself and the other Underwriters, the Underwriters may also make "naked" short sales of the Common Shares in excess of the over-allotment option. The Underwriters must close out any naked short position by purchasing Common Shares in the open market. A naked short position is more likely to be created if the Underwriters are concerned that there may be downward pressure on the price of the Common Shares in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of bids for or purchases of Common Shares in the open market while the offering is in progress.

   The Underwriters may impose a penalty bid. Penalty bids allow the underwriting syndicate to reclaim selling concessions allowed to an Underwriter or a dealer for distributing Common Shares in this offering if the syndicate repurchases Common Shares to cover syndicate short positions or to stabilize the purchase price of the Common Shares.

   Any of these activities may have the effect of preventing or retarding a decline in the market price of the Common Shares. They may also cause the price of the Common Shares to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The Underwriters may conduct these transactions on the NYSE or in the over-the-counter market, or otherwise. If the Underwriters commence any of these transactions, they may discontinue them at any time.

   A prospectus in electronic format may be made available on the websites maintained by one or more of the Underwriters. Other than this prospectus in electronic format, the information on any such Underwriter's website is not part of this prospectus. The representatives may agree to allocate a number of Common Shares to Underwriters for sale to their online brokerage account holders. The representatives will allocate Common Shares to Underwriters that may make internet distributions on the same basis as other allocations. In addition, Common Shares may be sold by the Underwriters to securities dealers who resell Common Shares to online brokerage account holders.

   The Fund anticipates that, from time to time, certain Underwriters may act as brokers or dealers in connection with the execution of the Fund's portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters.

   Certain Underwriters and their affiliates may, from time to time, engage in transactions with or perform investment banking, securities trading, hedging, commercial lending and advisory services for the Fund, the Advisor, the Sub-Advisor and the Sub-Sub-Advisor and their affiliates in the ordinary course of business, for which such Underwriters have received, and may expect to receive, customary fees and expenses.

   Prior to the public offering of the Common Shares, First Trust Portfolios L.P., an affiliate of the Advisor ("FTP"), purchased Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the Investment Company Act. As of the date of this prospectus, FTP owned 100% of the outstanding Common Shares. Some personnel of the Fund, including some of its Trustees and officers, retain a controlling ownership position in FTP. FTP may be deemed to control the Fund until such time as it owns less than 25% of the outstanding Common Shares, which is expected to occur as of the completion of the offering of the Common Shares.

   The principal business address of Wells Fargo Securities, LLC is 550 South Tryon Street, Charlotte, North Carolina 28202. The principal business address of Morgan Stanley & Co. LLC is 1585 Broadway, New York, New York 10036. The principal business address of UBS Securities LLC is 1285 Avenue of the Americas, New York, New York 10019.

                                 LEGAL OPINIONS

   Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Chapman and Cutler LLP, Chicago, Illinois. Chapman and Cutler LLP may rely as to certain matters of Massachusetts law on the opinion of Morgan, Lewis & Bockius LLP. Skadden, Arps, Slate, Meagher & Flom LLP advised the Underwriters in connection with the offering of the Common Shares.

          CUSTODIAN, ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

   The custodian of the assets of the Fund is Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109. The Fund's dividend paying agent is Computershare Inc., 250 Royall Street, Canton, Massachusetts 02021, and the Fund's transfer agent is Computershare Trust Company, N.A., a fully owned subsidiary of Computershare Inc., 250 Royall Street, Canton, Massachusetts 02021. Pursuant to an administration and accounting services agreement, Brown Brothers Harriman & Co. also provides certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records; acting as liaison with the Fund's independent registered public accounting firm by providing such accountant with various audit-related information with respect to the Fund; and providing other continuous accounting and administrative services. As compensation for these services, the Fund has agreed to pay Brown Brothers Harriman & Co. an annual fee, calculated daily and payable on a monthly basis, of 0.0425% of the Fund's average net assets, subject to decrease with respect to additional Fund net assets.

                     This page is intentionally left blank.

                           TABLE OF CONTENTS FOR THE
                      STATEMENT OF ADDITIONAL INFORMATION

                                                                                       PAGE
Investment Objective...................................................................   1
Investment Policies and Restrictions...................................................   1
Additional Information About the Fund's Investments and Investment Risks...............   3
Other Investment Strategies and Techniques.............................................  19
Management of the Fund.................................................................  42
Investment Advisor.....................................................................  53
Proxy Voting Policies and Procedures...................................................  56
Sub-Advisor and Sub-Sub-Advisor........................................................  56
Portfolio Transactions and Brokerage...................................................  61
Description of Shares..................................................................  63
Repurchase of Fund Shares; Conversion to Open-End Fund.................................  65
Federal Tax Matters....................................................................  67
Performance Related and Comparative Information........................................  74
Independent Registered Public Accounting Firm..........................................  76
Custodian, Administrator, and Transfer Agent...........................................  76
Additional Information.................................................................  77
Report of Independent Registered Public Accounting Firm................................ F-1
Statement of Assets and Liabilities.................................................... F-2
Appendix A--Description of Ratings..................................................... A-1
Appendix B--Henderson Investment Management Limited Proxy Policies and Procedures...... B-1

================================================================================



                                     SHARES

                 FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND



                                 COMMON SHARES
                                $20.00 PER SHARE

                              -------------------


                              P R O S P E C T U S

                                           , 2015


                              -------------------


                             Wells Fargo Securities
                                 Morgan Stanley
                              UBS Investment Bank
                               Oppenheimer & Co.
                              RBC Capital Markets
                                     Stifel
                              BB&T Capital Markets
                              D.A. Davidson & Co.
                         Dawson James Securities, Inc.
                            Janney Montgomery Scott
                        J.J.B. Hilliard, W.L. Lyons, LLC
                          J.V.B. Financial Group, LLC
                               Ladenburg Thalmann
                                Maxim Group LLC
                        National Securities Corporation
                        Newbridge Securities Corporation
                                  Pershing LLC
                                  RCS Capital
                              Southwest Securities
                            Wedbush Securities Inc.
                                   Wunderlich
                                  B.C. Ziegler



Through and including          , 2015 (25 days after the commencement of this
offering), all dealers that effect transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This delivery is in addition to a dealer's obligation to deliver a prospectus when acting as an underwriter and with respect to their unsold allotments or subscriptions.

================================================================================

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                 SUBJECT TO COMPLETION, DATED SEPTEMBER 23, 2015


                 FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND
                      STATEMENT OF ADDITIONAL INFORMATION

      First Trust Dynamic Europe Equity Income Fund (the "Fund") is a newly organized, non-diversified, closed-end management investment company.

      This Statement of Additional Information relating to the common shares of beneficial interest of the Fund (the "Common Shares") is not a prospectus, but
should be read in conjunction with the Fund's prospectus dated       , 2015 (the
"Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares. Investors should obtain and read the Prospectus prior to purchasing such Common Shares. A copy of the Fund's Prospectus may be obtained without charge by calling (800) 988-5891. You also may obtain a copy of the Prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

      This Statement of Additional Information is dated        , 2015.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

INVESTMENT OBJECTIVE..........................................................1

INVESTMENT POLICIES AND RESTRICTIONS..........................................1

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS AND INVESTMENT
     RISKS....................................................................3

OTHER INVESTMENT STRATEGIES AND TECHNIQUES...................................19

MANAGEMENT OF THE FUND.......................................................42

INVESTMENT ADVISOR...........................................................53

PROXY VOTING POLICIES AND PROCEDURES.........................................56

SUB-ADVISOR AND SUB-SUB-ADVISOR..............................................56

PORTFOLIO TRANSACTIONS AND BROKERAGE.........................................61

DESCRIPTION OF SHARES........................................................63

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND.......................65

FEDERAL TAX MATTERS..........................................................67

PERFORMANCE RELATED AND COMPARATIVE INFORMATION..............................74

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM................................76

CUSTODIAN, ADMINISTRATOR AND TRANSFER AGENT..................................76

ADDITIONAL INFORMATION.......................................................77


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.....................F-1
STATEMENT OF ASSETS AND LIABILITIES.........................................F-2
APPENDIX A - DESCRIPTION OF RATINGS.........................................A-1
APPENDIX B - HENDERSON INVESTMENT MANAGEMENT LIMITED
       PROXY POLICIES AND PROCEDURES........................................B-1

                              INVESTMENT OBJECTIVE

      Investment Objective. The Fund's investment objective is to provide a high level of current income with a secondary focus on capital appreciation. Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 80% of its Managed Assets in a portfolio of equity securities of European companies of any market capitalization, including, but not limited to, common and preferred stock that pay dividends, depositary receipts and real estate investment trusts. See "Additional Information About the Fund's Investments and Investment Risks--Non-U.S. Securities Risk" below.

      The Common Shares may trade at a discount or premium to net asset value ("NAV"). An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. No assurance can be given that the Fund will achieve its investment objective. For further discussion of the Fund's portfolio composition and associated special risk considerations, see "The Fund's Investments" and "Risks" in the Prospectus.

      Percentage limitations described in this Statement of Additional Information are as of the time of investment by the Fund and may be exceeded on a going-forward basis as a result of market value fluctuations of the Fund's portfolio and other events.

                      INVESTMENT POLICIES AND RESTRICTIONS

      The non-fundamental investment policies of the Fund are described in the Prospectus. In addition, the Fund, as a fundamental policy, may not:

              1. Issue senior securities, as defined in the Investment Company Act of 1940, as amended, other than: (i) preferred shares which immediately after issuance will have asset coverage of at least 200%; (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%; or (iii) the borrowings permitted by investment restriction 2 set forth below;

              2. Borrow money, except as permitted by the Investment Company Act of 1940, as amended, the rules thereunder and interpretations thereof or pursuant to a Securities and Exchange Commission exemptive order;

              3. Act as underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in connection with the purchase and sale of portfolio securities;

              4. Purchase or sell real estate, but this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of such securities;

              5. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or derivative instruments or from investing in securities or other instruments backed by physical commodities);

              6. Make loans of funds or other assets, other than by entering into repurchase agreements, lending portfolio securities and through the purchase of securities in accordance with its investment objective, policies and limitations; and

              7. Concentrate (invest 25% or more of the Fund's total assets) the Fund's investments in any particular industry; provided, however, that such limitation shall not apply to obligations issued or guaranteed by the United States government or by its agencies or instrumentalities.

      The Fund does not currently intend to apply for exemptive relief from the SEC with respect to fundamental investment policy number two listed above.

      The Fund may incur borrowings and/or issue series of notes or other senior securities in an amount up to 33-1/3% of its total assets (including the amount borrowed) less all liabilities other than borrowings. For a further discussion of the limitations imposed on borrowing by the Investment Company Act of 1940, as amended (the "1940 Act"), please see the section entitled "Use of Leverage" in the Prospectus.

      The Fund's investment objective and the foregoing fundamental investment policies may not be changed without the approval of the holders of a "majority of the outstanding voting securities" of the Fund, which includes Common Shares and Preferred Shares, if any, voting together as a single class, and the holders of the outstanding Preferred Shares, if any, voting as a single class. The remainder of the Fund's investment policies (as disclosed in the Prospectus), including its investment strategy, are considered non-fundamental and may be changed by the Board of Trustees of the Fund (the "Board of Trustees") without the approval of the holders of a "majority of the outstanding voting securities." However, the Fund's policy of investing at least 80% of its Managed Assets in a portfolio of equity securities of European companies (as further described in the Prospectus) may only be changed by the Board of Trustees following the provision of 60 days' prior written notice to the holders of the Fund's Common Shares (the "Common Shareholders"). When used with respect to particular shares of the Fund, a "majority of the outstanding voting securities" means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

    ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS AND INVESTMENT RISKS

PORTFOLIO COMPOSITION

      The following information supplements the discussion in the Fund's Prospectus and reflects certain investments in which the Fund may invest. For a discussion of the investments in which the Fund may principally invest, see "The Fund's Investments" in the Prospectus.

      Common Stock. Common stock generally represents an equity ownership interest in an issuer. Although common stocks have historically generated higher average total returns than fixed income securities over the long term, common stocks also have experienced significantly more volatility in those returns and may underperform relative to fixed income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events which effect the issuers. In addition, common stock prices may be particularly sensitive to rising interest rates, which increases borrowing costs and the costs of capital. See "--Investment Risks--Common Stock Risk" below and "The Fund's Investments--Portfolio Composition--Common Stock" in the Prospectus.

      Convertible Securities. The Fund may invest in convertible securities, which are generally bonds, debentures, notes, preferred securities or other securities or investments that may be converted or exchanged into equity securities (and/or cash or cash equivalents) which may be at a stated exchange ratio or predetermined price (the "conversion price"). A convertible security is designed to provide current income and also the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. Accordingly, these equity-linked instruments offer the potential for equity market participation with potential mitigated downside risk in periods of equity market declines.

      A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and are designed to provide for a stable stream of income with generally higher yields than common stocks. However, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. In addition, the Fund may invest in zero coupon convertible securities. Zero coupon securities are debt securities which are issued at a discount to their value at maturity and do not entitle the holder to any periodic payments of interest prior to maturity. Rather, when a zero coupon security is held to maturity, its entire income return, which consists of accretion of discount, comes from the difference between its purchase price and its maturity value. Zero coupon convertible securities are convertible into a specific number of shares of the issuer's common stock and may have put features that provide the holder with the opportunity to sell the securities back to the issuer at a stated price before maturity. Generally, the prices of zero coupon convertible securities may be more sensitive to market interest rate fluctuations than conventional convertible securities.

      Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock. Convertible debt securities may be subordinate in rank to any senior debt obligations of the issuer and, therefore, such subordinated convertible debt securities entail more risk than its senior debt obligations. Convertible preferred securities also may be subordinated to debt instruments and non-convertible series of preferred securities in a company's capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore convertible preferred securities may be subject to greater credit risk than more senior debt instruments. As such, convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common stock in order of preference or priority on an issuer's balance sheet. Below investment grade securities are commonly referred to as "junk bonds." To the extent that the Fund invests in convertible securities with credit ratings below investment grade, such securities may have a higher likelihood of default.

      A convertible security may contain features that limit an investor's ability to convert the security into common stock unless certain conditions are met. A typical feature may require that a security be convertible only when the sale price of the underlying common stock exceeds the conversion price by a specified percentage (e.g., the sale price of the common stock is greater than or equal to 130% of the conversion price) for a certain specified period of time (e.g., for at least 20 days during a span of 30 consecutive days in a month), or upon the occurrence of certain other specified conditions. In addition, a convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it to a third party, which may have an adverse effect on the Fund's ability to achieve its investment objective.

      Convertible securities have valuation characteristics similar to both debt and equity securities. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." The investment value of the convertible security typically will fluctuate based on the credit quality of the issuer and will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the value of a convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock, and will therefore be subject to risks relating to the activities of the issuer of the underlying common stock and general market and economic conditions. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument.

      If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. Generally, if the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

      Debt and preferred securities with warrants attached to purchase equity securities have economic characteristics similar to convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. A warrant is a right to purchase common stock at a specific price (usually at a premium above the market value of the underlying common stock at the time of issuance) during a specified period of time. See "--Investment Risks--Convertible Securities Risk" below.

      Mandatory Convertible Securities. Mandatory convertible securities are distinguished as a subset of convertible securities because the conversion is not optional and the conversion price at maturity (or redemption) is based solely upon the market price of the underlying common stock, which may be significantly less than par or the price (above or below par) paid. Mandatory convertible securities automatically convert to equity securities at maturity. For these reasons, the risks associated with investing in mandatory convertible securities most closely resemble the risks inherent in equity securities. Mandatory convertible securities customarily pay a higher coupon yield to compensate for the potential risk of additional price volatility and loss upon redemption. Since the correlation of common stock risk increases as the security approaches its redemption date, there can be no assurance that the higher coupon will compensate for the potential loss.

      Contingent Convertible Securities. Similar to mandatory convertible securities (and unlike traditional convertible securities), contingent convertible securities generally provide for mandatory conversion into common stock of the issuer under certain circumstances. The mandatory conversion might be automatically triggered, for instance, if a company fails to meet the minimum amount of capital described in the security, the company's regulator makes a determination that the security should convert or the company receives specified levels of extraordinary public support. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. In addition, some contingent convertible securities have a set stock conversion rate that would cause a reduction in value of the security if the price of the stock is below the conversion price on the conversion date.

      Exchangeable Debt Securities. Exchangeable debt securities are convertible debt securities in which the underlying common stock is issued by an entity that is different than the issuer of the convertible securities, often a subsidiary of the issuer. The valuation of an exchangeable debt security is similar to that of a convertible debt security, with the conversion value influenced by the underlying common stock issuer.

      Synthetic Convertible Securities. A synthetic convertible security is a derivative position composed of two or more distinct securities whose economic characteristics, when taken together, resemble those of traditional convertible securities, i.e., an income producing security ("income producing component") and the right to acquire an equity security ("convertible component"). For example, the income producing component may be achieved by purchasing non-convertible income producing securities such as bonds, preferred securities or money market instruments and the convertible component may be achieved through warrants or options to buy common stock at a certain exercise price, or options on a stock index.

      Synthetic convertibles are typically offered by financial institutions in private placement transactions and are typically sold back to the offering institution. Upon conversion, the holder generally receives from the offering institution an amount in cash equal to the difference between the conversion price and the then-current value of the underlying security. Synthetic convertible securities created by other parties generally have the same attributes of a traditional convertible security; however, the issuer of the synthetic convertible security assumes the credit risk associated with the investment, rather than the issuer of the underlying equity security into which the instrument is convertible. Therefore, the Fund is subject to the credit risk associated with the counterparty creating the synthetic convertible instrument. The Fund may also create synthetic convertible securities itself by purchasing the separate component securities.

      Synthetic convertible securities may differ from traditional convertible securities in several respects. The value of a synthetic convertible is the sum of the values of its income producing component and its convertible component. Thus, the values of a synthetic convertible and a traditional convertible security will respond differently to market fluctuations. If the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

      Purchasing a synthetic convertible security may provide greater flexibility than purchasing a traditional convertible security, including the ability to combine components representing distinct issuers or to combine a fixed income security with a call option on a stock index. In addition, synthetic convertible securities may alter the characteristics common to traditional convertible securities such as by offering enhanced yields in exchange for reduced capital appreciation or less downside protection. The component parts of a synthetic convertible security may be purchased simultaneously or separately.

      The holder of a synthetic convertible faces the risk that the price of the stock, or the level of the market index underlying the convertible component, will decline. In addition, in purchasing a synthetic convertible security, a Fund may have counterparty risk with respect to the financial institution that offers the instrument or with respect to the institution that issued the income producing component of the convertible security when such an institution is not the financial institution creating the synthetic convertible security. Synthetic convertible securities are also subject to the risks associated with derivatives. See "--Investment Risks--Synthetic Convertible Securities Risk" below.

      Depositary Receipts. The Fund's investments in non-U.S. issuers may include investment in depositary receipts, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), and Global Depositary

Receipts ("GDRs"). U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers' stock, the Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. The Fund also may invest in EDRs, GDRs, and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets and are not necessarily denominated in the currency of the underlying security.

      Certain depositary receipts, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of the facilities while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders in respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through voting rights. See "--Investment Risks--Non-U.S. Securities Risk" below and "The Fund's Investments--Portfolio Composition--Depositary Receipts" in the Prospectus.

      Other Investment Companies. The Fund may invest in securities of other open- or closed-end investment companies, including exchange-traded funds, to the extent that such investments are consistent with the Fund's investment objective and policies and are permissible under the 1940 Act. The 1940 Act imposes the following restrictions on investments in other investment companies:
(i) the Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) the Fund may not invest more than 5% of its total assets in securities issued by any one investment company; and (iii) the Fund may not invest more than 10% of its total assets in securities issued by investment companies. These limitations do not apply to the purchase of shares of any investment company (i) in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company or (ii) pursuant to any exemption granted under the 1940 Act.

      As a shareholder in an investment company, the Fund would indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company, and would remain subject to payment of the Fund's management fees and other expenses with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and will therefore be subject to the same leverage risks described in the Prospectus and herein. The net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. Other investment companies may have investment policies that differ from those of the Fund. In addition, to the extent the Fund invests in other investment companies, the Fund will be dependent upon the investment and research abilities of persons other than the Advisor, the Sub-Advisor and the Sub-Sub-Advisor. See "--Investment Risks--Other Investment Companies Risk" below.

      Preferred Securities. Preferred securities with predominantly equity investment characteristics, like common stocks, represent an equity ownership in an issuer. Generally, preferred securities have a priority of claim over common stocks in dividend payments and upon liquidation of the issuer. Unlike common stocks, preferred securities do not usually have voting rights. Preferred securities in some instances are convertible into common stock. See "--Convertible Securities" above. Although they are equity securities, preferred securities have certain characteristics of both debt securities and common stocks. They are debt-like in that their promised income is contractually fixed. They are common stock-like in that they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Furthermore, they have many of the key characteristics of equity due to their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

      In order to be payable, dividends on preferred securities must be declared by the issuer's board of directors or trustees. In addition, distributions on preferred securities may be subject to deferral and thus may not be automatically payable. Income payments on some preferred securities are cumulative, causing dividends and distributions to accrue even if not declared by the board of directors or trustees or otherwise made payable. Other preferred securities are non-cumulative, meaning that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred securities in which the Fund invests will be declared or otherwise made payable. The Fund may invest in non-cumulative preferred securities, although the portfolio managers would consider, among other factors, their non-cumulative nature in making any decision to purchase or sell such securities.

      Shares of preferred securities have a liquidation value that generally equals their original purchase price at the date of issuance. The market values of preferred securities may be affected by favorable and unfavorable changes impacting the issuers' industries or sectors. They also may be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates or the characterization of dividends as tax-advantaged.

      Because the claim on an issuer's earnings represented by preferred securities may become disproportionately large when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem preferred securities, generally after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate environments in particular, the Fund's holdings of higher dividend-paying preferred securities may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds. See "--Investment

Risks--Preferred Securities Risks" below and "The Fund's Investments--Portfolio Composition--Preferred Stock" in the Prospectus.

      Real Estate Investment Trusts. Real estate investment trusts ("REITs") are typically publicly traded corporations or trusts that invest in residential or commercial real estate. REITs generally can be divided into the equity REITs, mortgage REITs and hybrid REITs, as described in the Prospectus. The Fund may invest in common stock, preferred stock, debt securities and convertible securities issued by REITs. REIT preferred stock is generally perpetual in nature, although REITs often have the ability to redeem the preferred stock after a specified period of time.

      Some foreign countries have adopted REIT structures that are very similar to those in the United States. Similarities include pass through tax treatment and portfolio diversification. These REIT-like entities pool investors' funds typically for investment in real estate properties or real estate-related loans. However, other countries may have REIT structures that are significantly different than the United States or may not have adopted a REIT-like structure at all. REIT-like entities also may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. See "--Investment Risks--Real Estate Investment Trust Risks" below and "The Fund's Investments--Portfolio Composition--Real Estate Investment Trusts" in the Prospectus.

      Short-Term Debt Securities; Temporary Defensive Position; Invest-Up Period. During the period which the net proceeds of the offering of Common Shares are being invested, the issuance of Preferred Shares, if any, commercial paper or notes and/or borrowings are being invested or during periods in which the Advisor, the Sub-Advisor or the Sub-Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so, the Fund may deviate from its investment strategy and invest all or any portion of its Managed Assets in cash and cash equivalents. The Advisor's, the Sub-Advisor's or the Sub-Sub-Advisor's determination that it is temporarily unable to follow the Fund's investment strategy or that it is impracticable to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund's investment strategy is extremely limited or absent. In such a case, the Fund may not pursue or achieve its investment objective. See "--Investment Risks--Temporary Defensive Strategies Risk" below.

      Cash and cash equivalents are defined to include, without limitation, the following:

              1. U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by: (i) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the U.S. government; (ii) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (iii) the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation; and (iv) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

              2. Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current Federal Deposit Insurance Corporation ("FDIC") regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

              3. Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and typically reflects current market interest rates. Such actions afford an opportunity for the Fund to invest temporarily available cash. Pursuant to the Fund's policies and procedures, the Fund may enter into repurchase agreements for temporary or defensive purposes only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

              4. Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. Investments in commercial paper for temporary or defensive purposes will be limited to commercial paper rated in the highest categories by a nationally recognized statistical rating organization ("NRSRO") and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

              5. The Fund may invest in bankers' acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

              6. The Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

              7. The Fund may invest in shares of money market funds in accordance with the provisions of the 1940 Act, the rules thereunder and interpretations thereof.

      Warrants and Rights. Warrants and rights may be acquired by the Fund in connection with other securities or separately. Warrants are securities permitting, but not obligating, their holder to subscribe for other securities at a later date. Rights are similar to warrants but typically are issued by a company to existing holders of its stock and provide those holders the right to purchase additional shares of stock at a later date. Rights also normally have a shorter duration than warrants. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities. The purchase of warrants or rights involves the risk that the Fund could lose the purchase value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrants' and rights' expiration date since warrants and rights cease to have value if they are not exercised prior to their expiration date. Also, the purchase of warrants and rights involves the risk that the effective price paid for the warrants or rights added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the price of the underlying security. The market for warrants or rights may be very limited and it may be difficult to sell them promptly at an acceptable price. See "--Investment Risks--Warrants and Rights Risk" below.

INVESTMENT RISKS

      The following information supplements the discussion in the Fund's Prospectus and summarizes some of the risks associated with certain of the investments in which the Fund may invest. For a discussion of the principal risks associated with investing in the Fund, see "Risks" in the Fund's Prospectus.

      Common Stock Risk. The marketplace for publicly traded equity securities is volatile, and the price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic circumstances. Although common stocks have historically generated higher average total returns than fixed income securities over the long-term, common stocks also have experienced significantly more volatility in those returns and, in certain periods, have significantly underperformed relative to fixed income securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund.

      A common stock may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive circumstances within an industry. The value of a particular common stock held by the Fund may decline for a number of other reasons which directly relate to the issuer, such as management performance, financial leverage, the issuer's historical and prospective earnings, the value of its assets and reduced demand for its goods and services. Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Common stock in which the Fund may invest is structurally subordinated to preferred stock, bonds and other debt instruments in a company's capital structure and is therefore inherently more risky than preferred stock or debt instruments of such issuers. See "Risks--Common Stock Risk" in the Prospectus.

      Convertible Securities Risk. The Fund may invest without limit in convertible securities, which may include, among others, bonds, debentures, notes, preferred securities or other securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security's market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security's "conversion price." The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock but is subject to market risk nonetheless.

      In addition, convertible securities that may not be converted unless certain conditions are met may be subject to increased volatility and trade at a slight discount to similar convertible securities that do not require such conditions to be met prior to conversion.

      In the event of a liquidation of the issuing company, holders of convertible debt securities which are subordinate in right of payment to the issuer's other debt obligations would be paid before the company's common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer's convertible securities generally entail less risk than its common stock but more risk than its debt obligations. Convertible preferred securities are also generally subordinated to debt instruments and non-convertible series of preferred securities in a company's capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore convertible preferred securities may be subject to greater credit risk than more senior debt and preferred instruments. Convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on the issuer's balance sheet. Below investment grade securities are commonly referred to as "junk" or "high yield" securities and are considered speculative with respect to the issuer's capacity to pay interest and repay principal.

      Non-U.S. Securities Risk. The Fund's investments in non-U.S. securities may include common stock, preferred stock, convertible securities, rights and warrants to buy common stock, depositary receipts evidencing ownership of shares of a foreign issuer, and other investment companies that provide exposure to foreign issuers, and such investments may be purchased and sold in foreign currencies. Investing in the securities of foreign issuers involves special considerations which are not typically associated with investing in the securities of U.S. issuers. Investments in securities of foreign issuers may involve risks arising from (i) differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and illiquidity of certain foreign securities markets, different trading and settlement practices and less governmental supervision and regulation; (ii) changes in currency exchange rates; (iii) high and volatile rates of inflation; (iv) economic, social and political conditions, including wars, terrorism, civil unrest and uprisings; and (v) fluctuating interest rates.

      There may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default in any such foreign obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such obligations.

      Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of the Fund's income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by the Fund, the lack of extensive operating experience of eligible foreign sub-custodians and legal limitations on the ability of the Fund to recover assets held in custody by a foreign sub-custodian in the event of the sub-custodian's bankruptcy.

      There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

      In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The 1940 Act limits the Fund's ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities," as defined by the rules thereunder. These provisions may also restrict the Fund's investments in certain foreign banks and other financial institutions.

      Rules adopted under the 1940 Act permit the Fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries may not be "eligible sub-custodians," as defined in the 1940 Act, for the Fund, in which event the Fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or which may result in the Fund incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. The Fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian.

      Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in emerging market countries. For example, some of the currencies of emerging market countries have experienced devaluation relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain of such countries face serious exchange constraints. In addition, governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies. Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries which could affect private sector companies and consequently, the value of certain securities held in the Fund's portfolio.

      Investment in certain emerging market securities may be restricted or controlled to varying degrees, which may at times limit or preclude investment in certain emerging market securities and increase the costs and expenses of the Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests and/or impose additional taxes on foreign investors.

      The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Fund. For example, the Fund may be required in some countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor.

      Investing in Europe involves risks not typically associated with investments in the United States. While many countries in Europe are considered to have developed markets, investing in the developed countries of Europe imposes different risks than those associated with investing in other developed markets. Many countries in Europe are members of the European Union, which faces major issues involving its membership, structure, procedures and policies. Efforts of the member states to continue to unify their economic and monetary policies may increase the potential for similarities in the movements of European markets and may reduce any diversification benefit a Fund may seek by investing in multiple countries within Europe. European countries that are members of, or candidates to join, the Economic and Monetary Union ("EMU") (which is comprised of the European Union members that have adopted the Euro currency) are subject to restrictions on inflation rates, interest rates, deficits and debt levels, as well as fiscal and monetary controls. By adopting the Euro as its currency, a member state relinquishes control over its own monetary policies. As a result, European countries are significantly affected by fiscal and monetary controls implemented by the EMU, and it is possible that the timing and substance of these controls may not address the needs of all EMU member countries. In addition, the fiscal policies of a single member state can impact and pose economic risks to the European Union as a whole. Investing in Euro-denominated securities also creates exposure to a currency that may not fully reflect the strengths and weaknesses of the disparate economies that comprise Europe. There is continued concern over national-level support for the Euro, which could lead to certain countries leaving the EMU, the implementation of currency controls, or potentially the dissolution of the Euro. The dissolution of the Euro would have significant negative effects on European economies and would cause funds with holdings denominated in Euros to face substantial challenges, including difficulties relating to settlement of trades and valuation of holdings, diminished liquidity, and the redenomination of holdings into other currencies.


      Certain emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors which could adversely affect the Fund. In addition, if deterioration occurs in the country's balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in emerging market countries may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

      With respect to investments in certain emerging market countries, different legal standards may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

      Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in emerging market countries typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for the Fund and may have an adverse impact on the investment performance of the Fund. See "Risks--Non-U.S. Securities Risk" and "Risks--Emerging Markets Risk" in the Prospectus.

      Other Investment Companies Risk. The Fund may, subject to the limitations of the 1940 Act, invest in the securities of other investment companies including open-end funds, closed-end funds and exchange-traded funds. Such securities may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities, which would magnify the Fund's leverage risk. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund's own operations. An exchange-traded fund that is based on a specific index, whether stock or otherwise, may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. An exchange-traded fund also incurs certain expenses not incurred by its applicable index. The market value of shares of exchange-traded funds and closed-end funds may differ from their net asset value.

      Preferred Securities Risks. Preferred securities are unique securities that combine some of the characteristics of both common stocks and bonds. In addition to the risks described elsewhere in this section and the Prospectus, such as credit risk, preferred securities are subject to certain other risks, including:

      o Interest Rate Risk. Interest rate risk is the risk that preferred securities will decline in value because of rising market interest rates. When market interest rates rise, the market value of fixed rate preferred securities generally will fall. Currently, interest rates are at or near historical lows and, as a result, they are likely to rise over time.

      o Duration Risk. Duration measures the time-weighted expected cash flows of a security, which can determine the security's sensitivity to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. Duration differs from maturity in that it considers potential changes to interest rates, and a security's coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. Various techniques may be used to shorten or lengthen the Fund's duration. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

      o Deferral and Omission Risk. Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer.

      o Subordination Risk. Preferred securities are generally subordinated to bonds and other debt instruments in a company's capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

      o Floating Rate and Fixed-to-Floating Rate Securities Risk. The market value of floating rate securities is a reflection of discounted expected cash flows based on expectations for future interest rate resets. The market value of such securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the reset. This risk may also be present with respect to fixed-to-floating rate securities in which the Fund may invest. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating rate and fixed-to-floating rate securities may decline due to lower coupon payments on floating-rate securities.

      o Call and Reinvestment Risk. During periods of declining interest rates, an issuer may be able to exercise an option to redeem its issue at par earlier than scheduled, which is generally known as call risk. If this occurs, the Fund may be forced to reinvest in lower yielding securities.

      o Liquidity Risk. Certain preferred securities may be substantially less liquid than many other securities. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

      o Limited Voting Rights Risk. Generally, preferred securities offer no voting rights with respect to the issuer unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may have the ability to elect a director or directors to the issuer's board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

      o Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to their scheduled call or maturity date. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

      o New Types of Securities. From time to time, preferred securities have been, and may in the future be, offered having features other than those described herein. The Fund reserves the right to invest in these securities if the portfolio managers believe that doing so would be consistent with the Fund's investment objective and policies. Because the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time.

See "Risks--Preferred Stock Risk" in the Prospectus.

      Real Estate Investment Trust Risks. REITs possess certain risks which differ from an investment in common stocks. REITs are subject to management fees and other expenses and, therefore, when the Fund invests in REITs, it will bear its proportionate share of the costs of the REITs' operations. In addition, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. Generally, dividends received by the Fund from REIT shares and distributed to the Fund's Common Shareholders will not constitute "qualified dividend income" eligible for the reduced tax rate applicable to qualified dividend income; therefore, the tax rate applicable to that portion of the dividend income attributable to REIT shares held by the Fund that Common Shareholders of the Fund receive will be taxed at a higher rate than dividends eligible for the reduced tax rate applicable to qualified dividend income.

      REITs (especially mortgage REITs) are also subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund's REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in mortgage REITs. In addition, since REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in REITs may be adversely affected by defaults on such mortgage loans or leases. To the extent the Fund invests in Mortgage REITs, it will also be subject to credit risk. Credit risk is the risk that the borrower will not be able to make interest and dividend payments on the loan to the REIT when they become due. See "Risks--Real Estate Investment Trust Risk" in the Prospectus.

      Synthetic Convertible Securities Risk. The Fund may invest in synthetic convertible securities, which are created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income producing component and the convertible component (either the underlying common stock or stock index). The income producing component is achieved by investing in non-convertible income producing securities such as bonds, preferred securities and money market instruments. The convertible component is achieved by purchasing warrants or options to buy common stock at a certain exercise price, or options on a stock index. The values of synthetic convertible securities will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible is composed of two or more separate securities or instruments, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value. Synthetic convertible securities created by other parties generally have the same attributes of a traditional convertible security; however, the issuer of the synthetic convertible security assumes the credit risk associated with the investment, rather than the issuer of the underlying equity security into which the instrument is convertible. Therefore, the Fund is subject to the credit risk associated with the counterparty creating the synthetic convertible instrument. Synthetic convertible securities may also be subject to the risks associated with derivatives. See "Other Investment Strategies and Techniques--Derivatives" below.

      Temporary Defensive Strategies Risk. When the Advisor, the Sub-Advisor or the Sub-Sub-Advisor anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure and invest all or a portion of its Managed Assets in cash or cash equivalents or accept lower current income from short-term investments rather than investing in high-yielding long-term securities. In such a case, Common Shareholders of the Fund may be adversely affected and the Fund may not pursue or achieve its investment objective.

      Warrants and Rights Risk. Warrants and rights are subject to the same market risks as common stocks, but are more volatile in price. Warrants and rights do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in the assets of the issuer. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying security and a warrant or right ceases to have value if it is not exercised prior to its expiration date. The purchase of warrants or rights involves the risk that the Fund could lose the purchase value of a warrant or right if the right to subscribe for additional shares is not exercised prior to the warrants' or rights' expiration. Also, the purchase of warrants and rights involves the risk that the effective price paid for the warrant or right added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the price of the underlying security.

                   OTHER INVESTMENT STRATEGIES AND TECHNIQUES

DERIVATIVE TRANSACTIONS

      In addition to the derivative transactions described in the Prospectus, the Fund may, but is not required to, enter into various additional derivative transactions to seek to (i) reduce interest rate risks arising from any use of leverage; (ii) facilitate portfolio management; (iii) mitigate other risks, including, without limitation, interest rate and credit risks; and/or (iv) earn income. The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on currencies, securities, equity, fixed-income, currency and/or interest rate indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures, or enter into various credit transactions, total rate of return swap transactions, credit default swaps, swap options and other credit derivative instruments. The Fund also may purchase derivative instruments that combine features of these instruments and other similar transactions which may be developed in the future to the extent the Advisor, the Sub-Advisor or the Sub-Sub Advisor determines that they are consistent with the Fund's investment objective and policies and applicable regulatory requirements.

      Derivative transactions, if any, generally provide for the transfer from one counterparty to another of certain risks inherent in the ownership of a financial asset such as a common stock or debt instrument. The transfer of risk may be complete or partial, and may be for the life of the related asset or for a shorter period. Derivative transactions may provide the Fund with the opportunity to gain or reduce exposure to one or more reference securities or other financial assets without actually owning or selling such assets in order, for example, to increase or reduce a concentration risk or to diversify a portfolio.

      The Fund may seek to use derivative transactions to generate income and enhance potential gain, protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio and protect the overall value of the Fund's portfolio, preserve a return on a particular investment or portion of its portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate and currency exposure of the Fund, protect against changes in currency exchange rates, manage the effective maturity or duration of the Fund's portfolio or establish positions in the derivatives markets as a substitute for purchasing or selling particular securities. Market conditions will determine in part whether and in what circumstances the Fund would employ any of these hedging and strategic techniques. No assurance can be given that these practices will achieve the desired result. The values of certain derivatives can be affected dramatically by even small market movements, sometimes in ways that are difficult to predict. The successful utilization of derivative transactions requires skills different from those needed in the selection of the Fund's portfolio securities. In addition, the Fund's ability to use derivative instruments may be limited by tax considerations. The Fund will incur brokerage and other costs in connection with its derivative transactions.

      Hedging Strategies. Derivative transactions may be used for hedging or risk management purposes. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire or the exchange rate of currencies in which the portfolio securities are quoted or denominated. Hedging or derivative instruments on securities may be used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Such instruments may also be used to "lock-in" recognized but unrealized gains in the value of portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies also can reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. The use of hedging instruments is subject to applicable regulations of the SEC, the exchanges or trading facilities upon which they are traded, the central clearing organizations through which they are cleared, the Commodity Futures Trading Commission (the "CFTC") and various state regulatory authorities.

      Options. The Fund may purchase and write (sell) call and put options on any securities, securities indices and currencies. To generate additional income, the Fund currently expects to write (or sell) call options on portfolio equity securities and certain broad-based securities indices in an amount up to 40% of the value of its Managed Assets. See "The Fund's Investments--Derivatives and Other Transactions--Option Overlay Strategy" in the Prospectus. The options of the Fund may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options as a substitute for the purchase or sale of securities or to protect against declines in the value of the portfolio securities and against increases in the cost of securities to be acquired.

      A call option on securities written by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities written by the Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. An "American" style put or call option may be exercised at any time during the option exercised period. A "European" style put or call option may be exercised only upon expiration. A "Bermudan" style put or call option may be exercised at any time on fixed dates occurring during the term of the option. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities in its portfolio, but the Fund retains the risk of loss should the price of the underlying security decline. Writing put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities to be acquired for its portfolio.

      With respect to call options written on individual securities and broad-based securities indices, the Fund will not write "naked" or uncovered call options. Generally, a call option is "covered" if, so long as the Fund is obligated as the writer of the option, it will: (i) own the underlying investment subject to the option; (ii) own securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; (iii) own a call option on the relevant security with an exercise price no higher than the exercise price on the call option written or
(iv) deposit with its custodian in a segregated account liquid assets having a value equal to the excess of the value of the security or index that is the subject of the call over the exercise price. A put option is "covered" if, to support its obligation to purchase the underlying investment if a put option that the Fund writes is exercised, the Fund will either (a) deposit with its custodian in a segregated account liquid assets having a value at least equal to the exercise price of the underlying investment or (b) continue to own an equivalent number of puts of the same "series" (that is, puts on the same underlying investment having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same "class" (that is, puts on the same underlying investment) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account). Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction.

      The Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter ("OTC") options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions." There can be no assurance that a closing purchase transaction can be effected when the Fund so desires.

      The Fund may purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts"), in the market value of securities of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options. The ability of the Fund to enter into a closing sale transaction depends on the existence of a liquid secondary market. There can be no assurance that a closing sale transaction can be effected when the Fund so desires.

      The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

      The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

      The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Advisor, the Sub-Advisor and the Sub-Sub-Advisor. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

      Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time and, for some options, no secondary market on an exchange or elsewhere may exist. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. In the case of an uncovered call option, there is no underlying security held by the Fund that can act as a partial hedge and such uncovered calls have speculative characteristics and the potential for loss is unlimited. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

      Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

      OTC options differ from exchange-listed options in that they are two-party contracts, with exercise price, premium and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-listed options. The counterparties to these transactions typically will be major international banks, broker-dealers and financial institutions. The Fund may be required to treat as illiquid securities being used to cover certain written OTC options. The OTC options written by the Fund will not be issued, guaranteed or cleared by the Options Clearing Corporation. In addition, the

Fund's ability to terminate the OTC options may be more limited than with exchange-traded options. Banks, broker-dealers or other financial institutions participating in such transactions may fail to settle a transaction in accordance with the terms of the option as written. In the event of default or insolvency of the counterparty, the Fund may be unable to liquidate an OTC option position.

      The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

      The purchase of options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities on which the option is based. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

      The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Generally, the successful use of options depends in part on the ability of the Fund's portfolio managers to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.

      Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract). The price at which the contract trades (the "contract price") is determined by relative buying and selling interest on a regulated exchange. The Fund will not enter into futures contracts which are prohibited under the Commodity Exchange Act (the "CEA") and will, to the extent required by regulatory authorities, enter only into futures contracts that are traded on exchanges and are standardized as to maturity date and underlying financial instrument.

      Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. Margin is the amount of funds equal to a specified percentage of the current market value of the contract that must be deposited by the Fund with its custodian in the name of the futures commodities merchant in order to initiate futures trading and to maintain the Fund's open positions in futures contracts. A margin deposit is intended to ensure the Fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded and may be significantly modified from time to time by the exchange during the term of the futures contract.

      In entering into futures contracts, the Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated decline in market prices that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position. On other occasions, the Fund may take a "long" position by purchasing futures contracts. When securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

      Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. If the offsetting purchase price is less than the original sale price, a gain will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract and the Fund may not be able to realize a gain in the value of its future position or prevent losses from mounting. This inability to liquidate could occur, for example, if trading is halted due to unusual trading activity in either the security futures contract or the underlying security; if trading is halted due to recent news events involving the issuer of the underlying security; if systems failures occur on an exchange or at the firm carrying the position; or, if the position is on an illiquid market. Even if the Fund can liquidate its position, it may be forced to do so at a price that involves a large loss.

      While futures contracts on securities will usually be liquidated through offsetting transactions prior to the settlement date, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing organization associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date. Some futures contracts are settled by physical delivery of the underlying financial instrument. For example, at the expiration of a security futures contract that is settled through physical delivery, a person who is long the contract must pay the final settlement price set by the regulated exchange or the clearing organization and take delivery of the underlying shares. Conversely, a person who is short the contract must make delivery of the underlying shares in exchange for the final settlement price. Settlement with physical delivery may involve additional costs. Other futures contracts are settled through cash settlement. In this case, the underlying security is not delivered. Instead, any positions in such security futures contracts that are open at the end of the last trading day are settled through a final cash payment based on a final settlement price determined by the exchange or clearing organization. Once this payment is made, neither party has any further obligations on the contract. Security futures contracts that are not liquidated prior to expiration must be settled in accordance with the terms of the contract.

      Index Futures Contracts. The Fund may use index futures contracts. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made. An index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index at a specified price and time. A public market exists in futures contracts covering a number of indexes (including, but not limited to: the Standard & Poor's 500 Index, the Russell 2000 Index, the Value Line Composite Index, and the New York Stock Exchange Composite Index) as well as financial instruments (including, but not limited to: U.S. Treasury bonds, U.S. Treasury notes, Eurodollar certificates of deposit and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded.

      Margin Requirements for Futures (and Swaps Contracts) and Associated Risks. Exchange-traded derivatives and over-the-counter derivative transactions submitted for clearing through a central counterparty will be subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as well as possible SEC or CFTC mandated margin requirements. The regulators also have broad discretion to impose margin requirements on non-cleared over-the-counter derivatives. These margin requirements will increase the overall costs for the Fund.

      Trading in exchange-traded or otherwise cleared derivatives involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contracts were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

      Options on Futures Contracts. The Fund may purchase and write call and put options on futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

      The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

      The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

      Interest Rate Futures Contracts and Options on Interest Rate Futures Contracts. The Fund may purchase or sell interest rate futures contracts to take advantage of or to protect the Fund against fluctuations in interest rates affecting the value of securities which the Fund holds or intends to acquire. For example, if interest rates are expected to increase, the Fund might sell futures contracts on debt securities. Under this scenario, the value of the Fund's debt securities would decline, but the value of the futures contracts to the Fund would increase at approximately an equivalent rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

      Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of securities (caused by declining interest rates) which the Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the securities to be purchased, the Fund could seek to take advantage of the anticipated rise in the cost of such securities without actually purchasing them. Subsequently, the Fund could make its intended purchase of the securities in the cash market and liquidate its futures position. To the extent the Fund enters into futures contracts for this purpose, it will maintain in a segregated asset account with the Fund's custodian, assets sufficient to cover the Fund's obligations with respect to such futures contracts, which will consist of cash or other liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with its custodian with respect to such futures contracts.

      The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of debt securities that the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from options on futures it has written may to some extent be reduced or increased by changes in the value of its portfolio securities.

      Risks Associated with Futures Contracts and Options on Futures Contracts. While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

      Perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. Under certain market conditions, the prices of security futures contracts may not maintain their customary or anticipated relationships to the prices of the underlying security or index. These pricing disparities could occur, for example, when the market for the security futures contract is illiquid, when the primary market for the underlying security is closed, or when the reporting of transactions in the underlying security has been delayed.

      Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, in certain circumstances such as during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price and, thus, expose the Fund to a potential loss. The regulated exchanges may also have discretion under their rules to halt trading in other circumstances, such as when the exchange determines that the halt would be advisable in maintaining a fair and orderly market. Commodity exchanges also may establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

      Each regulated exchange trading a security futures contract may also open and close for trading at different times than other regulated exchanges trading security futures contracts or markets trading the underlying security or securities. Trading in security futures contracts prior to the opening or after the close of the primary market for the underlying security may be less liquid than trading during regular market hours.

      As further discussed in this Statement of Additional Information, transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options. Such segregation will not limit the Fund's exposure to loss.

      Swap Agreements. The Fund may enter into swap agreements. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates (as further discussed below), commodity prices, non-U.S. currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

      Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

      Generally, swap agreements have fixed maturity dates that are agreed upon by the parties to the swap. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

      Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a security, security index or basket of securities in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to securities making up the index of securities without actually purchasing those securities. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the interest that the Fund will be committed to pay under the swap.

      Total Return Swaps. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market.

      Interest Rate Swaps, Collars, Caps and Floors. The Fund may enter into interest rate swaps or total rate of return swaps or purchase or sell interest rate caps or floors. Interest rate swaps involve the exchange by the Fund with another party of their respective obligations to pay or receive interest (e.g., an exchange of an obligation to make floating rate payments for an obligation to make fixed rate payments). For example, if the Fund holds a debt instrument with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the Fund to offset a decline in the value of the debt instrument due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if the Fund holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the Fund from a reduction in yield due to falling interest rates and may permit the Fund to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

      The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount (i.e., the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling the interest rate floor. The Fund may also engage in interest rate collars, which is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

      In circumstances in which the portfolio managers anticipate that interest rates will decline, the Fund might, for example, enter into an interest rate swap as the floating rate payor or, alternatively, purchase an interest rate floor. In the case of purchasing an interest rate floor, if interest rates declined below the floor rate, the Fund would receive payments from its counterparty which would wholly or partially offset the decrease in the payments it would receive in respect of the portfolio assets being hedged. In the case where the Fund purchases an interest rate swap, if the floating rate payments fell below the level of the fixed rate payment set in the swap agreement, the Fund's counterparty would pay the Fund amounts equal to interest computed at the difference between the fixed and floating rates over the notional principal amount. Such payments would offset or partially offset the decrease in the payments the Fund would receive in respect of floating rate portfolio assets being hedged.

      Depending on whether the Fund would be entitled to receive net payments from the counterparty on a swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, a default by a counterparty could negatively impact the performance of the Common Shares of the Fund. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Common Shares of the Fund. Early termination of a swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund.

      To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the Common Shares of the Fund. In addition, if short-term interest rates are lower than the Fund's fixed rate of payment on the interest rate swap, the swap will reduce Common Share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance Common Share net earnings. Buying interest rate caps could decrease the net earnings of the Common Shares of the Fund in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement.

      Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset any declines in the value of the Fund's portfolio assets being hedged or the increase in the Fund's cost of financial leverage.

      The successful use of swaps, caps and floors to preserve the rate of return on a portfolio of financial instruments depends on the ability of the portfolio managers to predict correctly the direction and extent of movements in interest rates. Although the Fund believes that use of the hedging and risk management techniques described above may benefit the Fund, if the judgment of the portfolio managers about the direction or extent of the movement in interest rates is incorrect, the Fund's overall performance would be worse than if it had not entered into any such transactions.

      Typically, the Fund will enter into derivative interest rate transactions either on an exchange or a regulated trading facility, or, if on an over-the-counter basis, with financial institutions. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction but remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's right as a creditor. There can be no assurance, however, that the Fund will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms the portfolio managers believe are advantageous to the Fund. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that the Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.

      Credit Derivatives. The Fund also may engage in credit derivative transactions. Default risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the portfolio managers are incorrect in their forecasts of default risks, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if the portfolio managers are correct in their forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. Credit derivative transaction exposure may be attained through the use of derivatives and through credit default swap transactions and credit linked securities.

      Credit Default Swap Agreements. The Fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation. Credit default swap transactions are either "physical delivery" settled or "cash" settled. Physical delivery entails the actual delivery of the reference asset to the seller in exchange for the payment of the full par value of the reference asset. Cash settled entails a net cash payment from the seller to the buyer based on the difference of the par value of the reference asset and the current value of the reference asset that may have, through default, lost some, most or all of its value. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will have made a series of periodic payments and recover nothing of monetary value. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation either through a cash payment in exchange for the asset or a cash payment in addition to owning the reference assets. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no event of default. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

      Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to liquidity risk, counterparty risk and credit risks, each as further described below. Moreover, if the Fund is a buyer, it will lose its investment and recover nothing should no event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. When the Fund acts as a seller of a credit default swap agreement it is exposed to the risks of leverage since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

      A credit default index swap is a swap on an index of credit default swaps. Credit default index swaps allow an investor to manage credit risk or to take a position on a basket of credit default swaps (or other instruments) in a more efficient manner than transacting in single name credit default swaps. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for payment of the notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index.

      Swap Risk. The Fund may enter into swap transactions, including credit default swaps, total return swaps, index swaps, currency swaps, commodity swaps and interest rate swaps, as well as options thereon, and may purchase or sell interest rate caps, floors and collars. If the Advisor, Sub-Advisor or Sub-Sub-Advisor, as the case may be, is incorrect in its forecasts of market values, interest rates or currency exchange rates, the investment performance of the Fund may be less favorable than it would have been if these investment techniques were not used. Such transactions are subject to market risk, risk of default by the other party to the transaction and risk of imperfect correlation between the value of derivative instruments and the underlying assets and may involve commissions or other costs. Swaps generally do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make, or in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive.

      Total return swaps may effectively add leverage to the Fund's portfolio because the Fund would be subject to investment exposure on the full notional amount of the swap. Total return swaps are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder.

      When the Fund acts as a seller of a credit default swap agreement with respect to a debt security, it is subject to the risk that an adverse credit event may occur with respect to the debt security and the Fund may be required to pay the buyer the full notional value of the debt security under the swap net of any amounts owed to the Fund by the buyer under the swap (such as the buyer's obligation to deliver the debt security to the Fund). As a result, the Fund bears the entire risk of loss due to a decline in value of a referenced debt security on a credit default swap it has sold if there is a credit event with respect to the security. When the Fund sells a credit default swap, it effectively adds leverage to its portfolio. If the Fund is a buyer of a credit default swap and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the Fund generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased.

      The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps. Swaps are subject to new federal legislation that is being implemented through rulemaking by the SEC and the Commodity Futures Trading Commission which may adversely impact the swap market generally or the Fund's ability to use swaps.

      Currency Exchange Transactions. The Fund will utilize a dynamic currency hedging process, which will include, at the discretion of the portfolio managers, the use of forward foreign currency exchange contracts to hedge a portion of the Fund's currency exposure. See "The Fund's Investments-- Derivatives and Other Transactions--Foreign Currencies and Related Transactions" in the Prospectus. Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through forward currency exchange contracts ("forward contracts"). Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers and broker-dealers, are not exchange traded, and are usually for less than one year, but may be renewed.

      Forward currency exchange transactions may involve currencies of the different countries in which the Fund may invest and serve as hedges against possible variations in the exchange rate between these currencies and the U.S. dollar. Currency exchange transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities or the receipt of dividends or interest thereon. Portfolio hedging is the use of forward contracts with respect to portfolio security positions denominated or quoted in a particular foreign currency. Portfolio hedging allows the Fund to limit or reduce its exposure in a foreign currency by entering into a forward contract to sell such foreign currency (or another foreign currency that acts as a proxy for that currency) at a future date for a price payable in U.S. dollars so that the value of the foreign denominated portfolio securities can be approximately matched by a foreign denominated liability. The Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. The Fund may not engage in speculative currency exchange transactions.

      If the Fund enters into a forward contract, the Fund's custodian will segregate liquid assets of the Fund having a value equal to the Fund's commitment under such forward contract. At the maturity of the forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to the contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market, negotiate to roll over the contract into a new forward contract with a new future settlement date or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency. It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

      If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

      Hedging against a decline in the value of a currency does not eliminate fluctuations in the value of a portfolio security traded in that currency or prevent a loss if the value of the security declines. Hedging transactions also preclude the opportunity for gain if the value of the hedged currency should rise and may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions.

      Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses if the Fund is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transactions costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

      Options on Foreign Currencies. Instead of purchasing or selling currency futures (as described below), the Fund may attempt to accomplish similar objectives by purchasing put or call options on currencies or by writing put options or call options on currencies either on exchanges or in OTC markets. A put option gives the Fund the right to sell a currency at the exercise price until the option expires. A call option gives the Fund the right to purchase a currency at the exercise price until the option expires. Both types of options serve to insure against adverse currency price movements in the underlying portfolio assets designated in a given currency. The Fund's use of options on currencies will be subject to the same limitations as its use of options on securities, described above and in the Prospectus. Currency options may be subject to position limits which may limit the ability of the Fund to fully hedge its positions by purchasing the options. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available.

      Currency Futures and Options on Currency Futures. By entering into currency futures and options thereon, the Fund will seek to establish the rate at which it will be entitled to exchange U.S. dollars for another currency at a future time. By selling currency futures, the Fund will seek to establish the number of dollars it will receive at delivery for a certain amount of a foreign currency. In this way, whenever the Fund anticipates a decline in the value of a foreign currency against the U.S. dollar, the Fund can attempt to "lock in" the U.S. dollar value of some or all of the securities held in its portfolio that are denominated in that currency.

      Forward Foreign Currency Exchange Contracts. The Fund may enter into forward foreign currency exchange contracts to protect the value of its portfolio against uncertainty in the level of future currency exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which its securities are or may be denominated. The Fund may enter into such contracts on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. Forward currency contracts
(i) are traded in a market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (ii) generally have no deposit requirements and (iii) are typically consummated without payment of any commissions. The Fund, however, may enter into forward currency contracts requiring deposits or involving the payment of commissions. To assure that its forward currency contracts are not used to achieve investment leverage, the Fund will segregate liquid assets consisting of cash, U.S. Government securities or other liquid securities with its custodian, or a designated sub-custodian, in an amount at all times equal to or exceeding its commitment with respect to the contracts.

      The dealings of the Fund in forward foreign exchange are limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of one forward foreign currency for another currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities or its payment of distributions. Position hedging is the purchase or sale of one forward foreign currency for another currency with respect to portfolio security positions denominated or quoted in the foreign currency to offset the effect of an anticipated substantial appreciation or depreciation, respectively, in the value of the currency relative to the U.S. dollar.

      In hedging a specific transaction, the Fund may enter into a forward contract with respect to either the currency in which the transaction is denominated or another currency deemed appropriate by the portfolio managers.

      The use of forward currency contracts may involve certain risks, including the failure of the counterparty to perform its obligations under the contract, and such use may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover. The Fund will only enter into forward currency contracts with parties which it believes to be creditworthy institutions. See "Risks--Forward Foreign Currency Exchange Contracts Risk" in the Prospectus.

      There may be an imperfect correlation between the Fund's portfolio holdings of securities denominated in a particular currency and forward foreign currency contracts entered into by the Fund. Proxy hedges and cross-hedges, in particular, may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. An imperfect correlation of this type may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

      Under current interpretations of the SEC and its staff under the 1940 Act, the Fund must segregate with its custodian liquid assets, or engage in other SEC or staff approved measures, to "cover" open positions in certain types of derivative instruments. The purpose of these requirements is to prevent the Fund from incurring excessive leverage through such instruments. In the case of futures and forward contracts, for example, that are not required as a result of one or more contractual arrangements to settle for cash only in an amount equal to the change in value of the contract over its term but rather may settle through physical delivery or in the notional amount, the Fund must segregate liquid assets equal to such contract's full notional value while its position is open. With respect to contracts that the Fund is contractually obligated to settle for cash in an amount equal to the change in value of the contract, the Fund needs to segregate liquid assets only in an amount equal to the Fund's unpaid mark to market obligation rather than the entire notional amount. This is because the Fund's maximum potential obligation at that point in time is its net unpaid mark to market obligation rather than the full notional amount.

      Asset Coverage and Asset Segregation. The Fund will comply as necessary with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will set aside cash, U.S. government securities, high grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

      A swap agreement can be a form of leverage, which can magnify a fund's gains or losses. In order to reduce the risk associated with leveraging, a fund may cover its current obligations under swap agreements according to guidelines established by the SEC.

      To the extent the Fund intends to segregate assets on the Fund's records in the form of cash, cash equivalents or liquid securities in an amount equal to the net exposure under a derivative instrument or the notional value of a derivative instrument (depending on the applicable segregation requirements pursuant to interpretations of the SEC and SEC staff) or enter into offsetting positions in respect of derivative instruments, the portfolio managers and the Fund believe these hedging transactions do not constitute senior securities. The Fund usually will enter into interest rate swaps on a net basis (i.e., where the two parties make net payments with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap contract will be accrued and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the Fund enters into a swap on other than a net basis, the Fund will maintain in the segregated account the full amount of the Fund's obligations under each swap. Accordingly, the Fund would not treat swaps as senior securities.

      Regulation as a "Commodity Pool." The CFTC has recently adopted amendments to CFTC Rule 4.5 which requires operators of registered investment companies to either limit such investment companies' use of futures, options on futures and swaps or register as a "commodity pool operator" ("CPO") and submit to dual regulation by the CFTC and the SEC. In order to be able to comply with the exclusion from the CPO definition pursuant to CFTC Rule 4.5 with respect to the Fund, the Advisor must limit the Fund's transactions in commodity futures, commodity option contracts and swaps for non-bona fide hedging purposes by either (a) limiting the aggregate initial margin and premiums required to establish non-bona fide hedging commodities positions to not more than 5% of the liquidation value of the Fund's portfolio after taking into account unrealized profits and losses on any such contract or (b) limiting the aggregate net notional value of non-bona fide hedging commodities positions to not more than 100% of the liquidation value of the Fund's portfolio after taking into account unrealized profits and losses on such positions. In the event that the Fund's investments in such instruments exceed one of these thresholds, the Advisor would no longer be excluded from the CPO definition and may be required to register as a CPO, and the Sub-Advisor and/or the Sub-Sub-Advisor may be required to register as a commodity trading advisor ("CTA"). In the event the Advisor, the Sub-Advisor or the Sub-Sub-Advisor is required to register as a CPO or CTA, as applicable, it will become subject to additional recordkeeping and reporting requirements with respect to the Fund and the Fund may incur additional expenses as a result of the CFTC's regulatory requirements. The Advisor has claimed an exclusion from the definition of a CPO with respect to the Fund under the amended rules. The Fund reserves the right to engage in transactions involving futures, options thereon and swaps in accordance with the Fund's policies.

      Special Considerations Concerning Derivative Transactions. The derivatives markets have become subject to comprehensive regulation. In particular, the implementation of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") may impact the availability, liquidity and cost of derivative transactions, including potentially limiting or restricting the ability of the Fund to use certain derivative transactions or certain counterparties as a part of its investment strategy, increasing the costs of using these derivative transactions or making them less effective. For instance, the Dodd-Frank Act requires most over-the-counter derivatives to be executed on a regulated market and cleared through a central counterparty, which may result in increased margin requirements and costs for the Fund. Furthermore, OTC derivatives dealers have also become subject to new business conduct standards, disclosure requirements, reporting and recordkeeping requirements, transparency requirements, position limits, limitations on conflicts of interest, margin requirements with respect to uncleared derivatives and other regulatory burdens. These new margin and regulatory requirements will increase the overall costs for OTC derivatives dealers. Dealers can be expected to try to pass those increased costs along, at least partially, to market participants such as a Fund in the form of higher fees or less advantageous dealer marks. The overall impact of the Dodd-Frank Act on the Fund is highly uncertain and it is unclear how the OTC derivatives markets will adapt to this new regulatory regime.

      The SEC has also indicated that it may adopt new policies on the use of derivative transactions by registered investment companies. Such policies could affect the nature and extent of derivative transactions entered into by the Fund. In addition, at any time after the date of this Statement of Additional Information, legislation may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Changing approaches to regulation may have a negative impact on entities in which the Fund invests. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the issuers of the assets held in the Fund to achieve their business goals, and hence, for the Fund to achieve its investment objective.

      Failure of Futures Commission Merchants and Clearing Organizations. The Fund may deposit funds required to margin open positions in the derivative instruments subject to the CEA with a clearing broker registered as a "futures commission merchant" ("FCM"). The CEA requires an FCM to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the FCM's proprietary assets. Similarly, the CEA requires each FCM to hold in a separate secure account all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be freely accessed by the clearing broker, which may also invest any such funds in certain instruments permitted under the applicable regulation. There is a risk that assets deposited by the Fund with any swaps or futures clearing broker as margin for futures contracts or cleared swaps may, in certain circumstances, be used to satisfy losses of other clients of the Fund's clearing broker. In addition, the assets of the Fund may not be fully protected in the event of the clearing broker's bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker's combined domestic customer accounts.

      Similarly, the CEA requires a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member's clients in connection with domestic futures, swaps and options contracts from any funds held at the clearing organization to support the clearing member's proprietary trading. Nevertheless, with respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. As a result, in the event of a default or the clearing broker's other clients or the clearing broker's failure to extend own funds in connection with any such default, the Fund would not be able to recover the full amount of assets deposited by the clearing broker on its behalf with the clearing organization.

      General Risks Concerning Derivative Transactions. The use of derivative transactions involves certain general risks and considerations, including the imperfect correlation between the value of such instruments and the underlying assets of the Fund, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund's portfolio; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative instruments. Certain of the derivative transactions in which the Fund may invest may, in certain circumstances, give rise to a form of financial leverage, which may magnify the risk of owning such instruments. See "Risks--Leverage Risk" in the Prospectus.

      Furthermore, the ability to successfully use derivative transactions depends on the ability of the portfolio managers to predict pertinent market movements, which cannot be assured. Thus, the use of derivative transactions to generate income, for hedging, for currency or interest rate management or other purposes may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. In addition, there may be situations in which the portfolio managers elect not to use derivative transactions that result in losses greater than if they had been used. Amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund's derivative transactions, if any, are not otherwise available to the Fund for investment purposes.

      With respect to some of its derivative positions, if any, the Fund may segregate an amount of cash, cash equivalents or liquid securities on the Fund's records in an amount equal to the face value of those positions. The Fund also may offset derivatives positions against one another or against other assets to manage the effective market exposure resulting from derivatives in its portfolio. To the extent that the Fund does not segregate liquid assets or otherwise cover its obligations under any such transactions (e.g., through offsetting positions), certain types of these transactions will be treated as senior securities representing leverage for purposes of the requirements under the 1940 Act; and therefore, the Fund may not enter into any such transactions if the Fund's leverage would thereby exceed the limits of the 1940 Act. In addition, to the extent that any offsetting positions do not perform in relation to one another as expected, the Fund may perform as if it were leveraged. The foregoing risks concerning derivative transactions are more fully described below.

             (1) Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the ability of the portfolio managers to predict correctly market movements or changes in the relationships of such instruments to the Fund's portfolio holdings, and there can be no assurance the judgment of the portfolio managers in this respect will be accurate. Consequently, the use of derivatives for investment or hedging purposes might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not used derivatives.

             (2) Credit/Counterparty Risk. Credit risk is the risk that a loss is sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally lower than for over-the-counter derivatives not cleared through a central counterparty, since generally a clearing organization provides a guarantee of performance and cleared derivative transactions benefit from daily mark-to-market and settlement as well as from segregation and minimum capital requirements applicable to intermediaries. For privately-negotiated instruments not cleared through a central counterparty, there are no similar protections. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. Such counterparty risk is accentuated in the case of contracts with longer maturities where there is a greater risk that a specific event may prevent or delay settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties. The Fund is not restricted from dealing with any particular counterparty or from concentrating any or all of its transactions with one counterparty. The Fund will enter into transactions in derivative instruments only with counterparties that the portfolio managers reasonably believe are capable of performing under the contract.

             (3) Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, the Fund's success in using hedging instruments is subject to the ability of the portfolio managers to correctly predict changes in relationships of such hedge instruments to the Fund's portfolio holdings, and there can be no assurance that the judgment of the portfolio managers in this respect will be accurate. An imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to a risk of loss.

             (4) Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are more liquid than over-the-counter transactions. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, daily limits on price fluctuations and speculative position limits on exchanges on which the Fund may conduct its transactions in derivative instruments may prevent prompt liquidation of positions, subjecting the Fund to the potential of greater losses. The Fund might be required by applicable regulatory requirements to maintain assets as "cover," maintain segregated accounts and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If the Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair the Fund's ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

             (5) Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

             (6) Volatility. The prices of many derivative instruments, including many options and swaps, are highly volatile. Price movements of options contracts and payments pursuant to swap agreements are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The value of options and swap agreements also depends upon the price of the securities or currencies underlying them.

             (7) Systemic or "Interconnection" Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the over-the-counter derivatives market takes place among the over-the-counter dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for over-the-counter derivative instruments.

LENDING OF PORTFOLIO SECURITIES

      To generate additional income, the Fund may lend portfolio securities to broker-dealers, major banks or other recognized domestic institutional borrowers of securities. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in the judgment of the portfolio managers, a material event requiring a stockholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and/or incur losses, including possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, possible subnormal levels of income and lack of access to income during this period and expenses of enforcing its rights. As with other extensions of credit, there are risks of delay in the recovery or even loss of rights in the collateral should a borrower default or fail financially.


                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

      The general supervision of the duties performed for the Fund under the Investment Management Agreement (as defined below) is the responsibility of the Board of Trustees. There are five trustees of the Fund (each, a "Trustee", or collectively, the "Trustees"), one of whom is an "interested person" (as the term is defined in the 1940 Act) ("Interested Trustee") and four of whom are

Trustees who are not officers or employees of First Trust Advisors L.P. ("First Trust Advisors" or the "Advisor"), Henderson Global Investors (North America) Inc. ("HGINA" or the "Sub-Advisor") or Henderson Investment Management Limited ("HIML" or the "Sub-Sub-Advisor") which are the investment adviser, sub-adviser and sub-sub-adviser, respectively, to the Fund, or any of their affiliates ("Independent Trustees"). The Trustees set broad policies for the Fund, choose the Fund's officers and hire the Fund's investment adviser and other service providers. The Board of Trustees is divided into three classes: Class I, Class II and Class III. In connection with the organization of the Fund, each Trustee has been elected for one initial term, the length of which depends on the class, as more fully described below. Subsequently, the Trustees in each class will be elected to serve for a term expiring at the third succeeding annual shareholder meeting subsequent to their election at an annual meeting, in each case until their respective successors are duly elected and qualified, as described below. Mr. Bowen is an Interested Trustee due to his position as Chief Executive Officer of First Trust Advisors. The officers of the Fund manage the day-to-day operations and are responsible to the Board of Trustees. The officers of the Fund serve indefinite terms. The following is a list of the Trustees and executive officers of the Fund and a statement of their present positions and principal occupations during the past five years, the number of portfolios each Trustee oversees and the other directorships they hold, if applicable.


                                                                                                 NUMBER OF             OTHER
                                                                                               PORTFOLIOS IN      TRUSTEESHIPS OR
                                                TERM OF OFFICE(2)                             THE FIRST TRUST      DIRECTORSHIPS
                                POSITION AND      AND YEAR FIRST                                FUND COMPLEX          HELD BY
 NAME, ADDRESS AND DATE OF        OFFICES           ELECTED OR        PRINCIPAL OCCUPATIONS     OVERSEEN BY     TRUSTEE DURING THE
           BIRTH                 WITH FUND          APPOINTED        DURING THE PAST 5 YEARS      TRUSTEE          PAST 5 YEARS

Trustee who is an Interested
Person of the Fund
-----------------------------

James A. Bowen(1)            Chairman of the   o Class III (3)(4)   Chief Executive Officer   116 Portfolios    None
120 East Liberty Drive,      Board and                              (December 2010 to
  Suite 400                  Trustee           o 2015               present), President
Wheaton, IL 60187                                                   (until December 2010),
D.O.B.: 09/55                                                       First Trust Advisors
                                                                    L.P. and First Trust
                                                                    Portfolios L.P.;
                                                                    Chairman of the Board of
                                                                    Directors, BondWave LLC
                                                                    (Software Development
                                                                    Company/Investment
                                                                    Advisor) and Stonebridge
                                                                    Advisors LLC
                                                                    (Investment Advisor)

Independent Trustees
-----------------------------

Richard E. Erickson          Trustee           o Class II (3)(4)    Physician; President,     116 Portfolios    None
c/o First Trust Advisors                                            Wheaton Orthopedics;
L.P.                                           o 2015               Co-Owner and Co-Director
120 East Liberty Drive,                                             (January 1996 to May
  Suite 400                                                         2007), Sports Med Center
Wheaton, IL 60187                                                   for Fitness; Limited
D.O.B.: 04/51                                                       Partner, Gundersen Real
                                                                    Estate Limited
                                                                    Partnership; Member,
                                                                    Sportsmed LLC

                                                                                                 NUMBER OF             OTHER
                                                                                               PORTFOLIOS IN      TRUSTEESHIPS OR
                                                TERM OF OFFICE(2)                             THE FIRST TRUST      DIRECTORSHIPS
                                POSITION AND      AND YEAR FIRST                                FUND COMPLEX          HELD BY
 NAME, ADDRESS AND DATE OF        OFFICES           ELECTED OR        PRINCIPAL OCCUPATIONS     OVERSEEN BY     TRUSTEE DURING THE
           BIRTH                 WITH FUND          APPOINTED        DURING THE PAST 5 YEARS      TRUSTEE          PAST 5 YEARS

Thomas R. Kadlec             Trustee           o Class II (3)(4)    President (March 2010     116 Portfolios    Director of ADM
c/o First Trust Advisors                                            to present), Senior                         Investor
L.P.                                           o 2015               Vice President and                          Services, Inc.
120 East Liberty Drive,                                             Chief Financial                             and ADM Investor
  Suite 400                                                         Officer (May 2007                           Services
Wheaton, IL 60187                                                   to March 2010),                             International
D.O.B.: 11/57                                                       Vice President
                                                                    and Chief Financial
                                                                    Officer (1990 to
                                                                    May 2007), ADM
                                                                    Investor Services, Inc.
                                                                    (Futures Commission
                                                                    Merchant)

Robert F. Keith              Trustee           o Class I (3)(4)     President (2003 to        116 Portfolios    Director of Trust
c/o First Trust Advisors                                            present), Hibs                              Company of
L.P.                                           o 2015               Enterprises (Financial                      Illinois
120 East Liberty Drive,                                             and Management
  Suite 400                                                         Consulting)
Wheaton, IL 60187
D.O.B.: 11/56

Niel B. Nielson              Trustee           o Class III (3)(4)   Managing Director and     116 Portfolios    Director of
c/o First Trust Advisors                                            Chief Operating                             Covenant
L.P.                                           o 2015               Officer (January 2015                       Transport Inc.
120 East Liberty Drive,                                             to present), Pelita
  Suite 400                                                         Harapan Educational
Wheaton, IL 60187                                                   Foundation
D.O.B.: 03/54                                                       (Educational Products
                                                                    and Services);
                                                                    President and Chief
                                                                    Executive Officer
                                                                    (June 2012 to
                                                                    September 2014),
                                                                    Servant Interactive
                                                                    LLC (Educational
                                                                    Products and
                                                                    Services); President
                                                                    and Chief Executive
                                                                    Officer (June 2012 to
                                                                    September 2014), Dew
                                                                    Learning LLC
                                                                    (Educational Products
                                                                    and Services);
                                                                    President (June 2002
                                                                    to June 2012),
                                                                    Covenant College

Officers of the Fund
-----------------------------

Mark R. Bradley              President and     o Indefinite term    Chief Financial Officer   N/A               N/A
120 East Liberty Drive,      Chief Executive                        and Chief Operating
  Suite 400                  Officer           o 2015               Officer (December 2010
Wheaton, IL 60187                                                   to present), First Trust
D.O.B.: 11/57                                                       Advisors L.P. and First
                                                                    Trust Portfolios L.P.;
                                                                    Chief Financial Officer,
                                                                    BondWave LLC (Software
                                                                    Development
                                                                    Company/Investment
                                                                    Advisor) and Stonebridge
                                                                    Advisors LLC (Investment
                                                                    Advisor)

                                                                                                 NUMBER OF             OTHER
                                                                                               PORTFOLIOS IN      TRUSTEESHIPS OR
                                                TERM OF OFFICE(2)                             THE FIRST TRUST      DIRECTORSHIPS
                                POSITION AND      AND YEAR FIRST                                FUND COMPLEX          HELD BY
 NAME, ADDRESS AND DATE OF        OFFICES           ELECTED OR        PRINCIPAL OCCUPATIONS     OVERSEEN BY     TRUSTEE DURING THE
           BIRTH                 WITH FUND          APPOINTED        DURING THE PAST 5 YEARS      TRUSTEE          PAST 5 YEARS

James M. Dykas               Treasurer, Chief  o Indefinite term    Controller (January 2011  N/A               N/A
120 East Liberty Drive       Financial                              to present), Senior Vice
  Suite 400                  Officer and       o 2015               President (April 2007 to
Wheaton, IL 60187            Chief Accounting                       present), First Trust
D.O.B.: 01/66                Officer                                Advisors L.P. and First
                                                                    Trust Portfolios L.P.

Chris Fallow                 Vice President    o Indefinite         Assistant Vice            N/A               N/A
120 East Liberty Drive                           term               President (August
  Suite 400                                                         2006 to Present),
Wheaton, IL 60187                              o 2015               First Trust Advisors
D.O.B.: 04/79                                                       L.P. and First Trust
                                                                    Portfolios L.P.

W. Scott Jardine             Secretary and     o Indefinite term    General Counsel, First    N/A               N/A
120 East Liberty Drive       Chief Legal                            Trust Advisors L.P. and
  Suite 400                  Officer           o 2015               First Trust Portfolios
Wheaton, IL 60187                                                   L.P.; Secretary and
D.O.B.: 05/60                                                       General Counsel, BondWave
                                                                    LLC (Software Development
                                                                    Company/Investment
                                                                    Advisor) and Secretary,
                                                                    Stonebridge Advisors LLC
                                                                    (Investment Advisor)

Daniel J. Lindquist          Vice President    o Indefinite term    Managing Director (July   N/A               N/A
120 East Liberty Drive                                              2012 to present), Senior
  Suite 400                                    o 2015               Vice President (September
Wheaton, IL 60187                                                   2005 to July 2012), First
D.O.B.: 02/70                                                       Trust Advisors L.P. and
                                                                    First Trust Portfolios
                                                                    L.P.

Kristi A. Maher              Assistant         o Indefinite term    Deputy General Counsel     N/A              N/A
120 East Liberty Drive       Secretary and                          (May 2007 to present),
  Suite 400                  Chief Compliance  o 2015               First Trust Advisors L.P.
Wheaton, IL 60187            Officer                                and First Trust
D.O.B.: 12/66                                                       Portfolios L.P.

--------------------
(1) Mr. Bowen is deemed an "interested person" of the Fund due to his position as Chief Executive Officer of the Advisor.
(2) Officer positions with the Fund have an indefinite term.
(3) After a Trustee's initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:
    Class I Trustee serves an initial term until the first annual shareholder meeting subsequent to his election called for the purpose of electing Trustees; Class II Trustees serve an initial term until the second succeeding annual shareholder meeting called for the purpose of electing Trustees; and Class III Trustees serve an initial term until the third succeeding annual shareholder meeting called for the purpose of electing Trustees.
(4) Each Trustee has served in such capacity since the Fund's inception.

UNITARY BOARD LEADERSHIP STRUCTURE

      Each Trustee serves as a trustee of all open-end and closed-end funds in the First Trust Fund Complex (as defined below), which is known as a "unitary" board leadership structure. Each Trustee currently serves as a trustee of the Fund; First Trust Series Fund and First Trust Variable Insurance Trust, open-end funds with five portfolios advised by First Trust Advisors; First Trust Specialty Finance and Financial Opportunities Fund, First Trust New Opportunities MLP & Energy Fund, First Trust Intermediate Duration Preferred & Income Fund, First Trust Energy Infrastructure Fund, First Trust Senior Floating Rate Income Fund II, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Dividend and Income Fund, First Trust High Income Long/Short Fund and First Trust MLP and Energy Income Fund, closed-end funds advised by First Trust Advisors; and First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded AlphaDEX(R) Fund and First Trust Exchange-Traded AlphaDEX(R) Fund II, exchange-traded funds with 95 portfolios advised by First Trust Advisors (each a "First Trust Fund" and collectively, the "First Trust Fund Complex"). None of the Trustees who are not "interested persons" of the Fund, nor any of their immediate family members, has ever been a director, officer or employee of, or consultant to, First Trust Advisors, First Trust Portfolios L.P. or their affiliates. Mr. Bowen serves as the Chairman of the Board of each Fund in the First Trust Fund Complex. The officers of the Fund listed above hold the same positions with the other funds in the First Trust Fund Complex as they hold with the Fund.

      The same five persons serve as Trustees on the Fund's Board of Trustees and on the boards of all other First Trust Funds. The unitary board structure was adopted for the First Trust Funds because of the efficiencies it achieves with respect to the governance and oversight of the First Trust Funds. Each First Trust Fund is subject to the rules and regulations of the 1940 Act (and other applicable securities laws), which means that many of the First Trust Funds face similar issues with respect to certain of their fundamental activities, including risk management, portfolio liquidity, portfolio valuation and financial reporting. In addition, all of the First Trust closed-end funds are managed by the Advisor and employ service providers for custody, fund accounting, administration and transfer agency that provide substantially similar services to at least one other First Trust closed-end fund pursuant to substantially similar contractual arrangements. Because of the similar and often overlapping issues facing the First Trust Funds, including the Fund, the Board of the First Trust Funds believes that maintaining a unitary board structure promotes efficiency and consistency in the governance and oversight of all First Trust Funds and reduces the costs, administrative burdens and possible conflicts that may result from having multiple boards. In adopting a unitary board structure, the Trustees seek to provide effective governance through establishing a board the overall composition of which, as a body, possesses the appropriate skills, diversity, independence and experience to oversee the business of the First Trust Funds.

      Annually, the Board of Trustees will review its governance structure and the committee structures, their performance and functions and any processes that would enhance Board governance over the business of the First Trust Funds. The Board of Trustees has determined that its leadership structure, including the unitary board and committee structure, is appropriate based on the characteristics of the funds it serves and the characteristics of the First Trust Fund Complex as a whole.

      In order to streamline communication between the Advisor and the Independent Trustees and create certain efficiencies, the Board of Trustees has a Lead Independent Trustee who is responsible for: (i) coordinating activities of the Independent Trustees; (ii) working with the Advisor, Fund counsel and the independent legal counsel to the Independent Trustees to determine the agenda for Board meetings; (iii) serving as the principal contact for and facilitating communication between the Independent Trustees and the service providers of the First Trust Funds, particularly the Advisor; and (iv) any other duties that the Independent Trustees may delegate to the Lead Independent Trustee. The Lead Independent Trustee is selected by the Independent Trustees and serves a three-year term or until his successor is selected. Thomas R. Kadlec currently serves as the Lead Independent Trustee.

      The Board of Trustees has established four standing committees (as described below) and has delegated certain of its responsibilities to those committees. Since the Fund's organizational meeting, the Board of Trustees has held one meeting during the current fiscal year and its committees have held eight meetings during the current fiscal year. The Board of Trustees and its committees will meet throughout the year to oversee the activities of the Fund, review contractual arrangements with and performance of service providers, oversee compliance with regulatory requirements, and review Fund performance. The Independent Trustees are represented by independent legal counsel at all Board and committee meetings (other than meetings of the Executive Committee). Generally, the Board of Trustees acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.

      The three Committee Chairmen and the Lead Independent Trustee rotate every three years in serving as Chairmen of the Audit Committee, the Nominating and Governance Committee or the Valuation Committee, or as Lead Independent Trustee. The Lead Independent Trustee and immediate past Lead Independent Trustee also serve on the Executive Committee with the Interested Trustee.

      The four standing committees of the Board of Trustees are: the Executive Committee (and Pricing and Dividend Committee), the Nominating and Governance Committee, the Valuation Committee and the Audit Committee. The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board of Trustees to the extent permitted by the Fund's Declaration of Trust and By-Laws. The members of the Executive Committee also serve as a special committee of the Board of Trustees known as the Pricing and Dividend Committee, which is authorized to exercise all of the powers and authority of the Board of Trustees in respect of the issuance and sale, through an underwritten public offering, of the Common Shares of the Fund and all other such matters relating to such financing, including determining the price at which such Common Shares are to be sold, approval of the final terms of the underwriting agreement, and approval of the members of the underwriting syndicate. Such Committee is also responsible for the declaration and setting of dividends. Mr. Kadlec, Mr. Keith and Mr. Bowen are members of the Executive Committee.

      The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Board of Trustees. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Nominating and Governance Committee, and each is an Independent Trustee who is also an "independent director" within the meaning of the listing standards of the NYSE. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Fund's website at http://www.ftportfolios.com. If there is no vacancy on the Board of Trustees, the Board of Trustees will not actively seek recommendations from other parties, including shareholders. The Board of Trustees adopted a mandatory retirement age of 75 for Trustees, beyond which age Trustees are ineligible to serve. The Nominating and Governance Committee will not consider new trustee candidates who are 72 years of age or older or will turn 72 years old during the initial term. When a vacancy on the Board of Trustees of the Fund occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Fund. To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of the Fund shall mail such recommendation to W. Scott Jardine, Secretary, at the Fund's address, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Such recommendation shall include the following information: (i) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund shareholder); (ii) a full description of the proposed candidate's background, including their education, experience, current employment and date of birth;
(iii) names and addresses of at least three professional references for the candidate; (iv) information as to whether the candidate is an "interested person" in relation to the Fund, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate's independence; and (v) any other information that may be helpful to the Nominating and Governance Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board of Trustees or during such other time as the Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the Chairman of the Nominating and Governance Committee and the counsel to the Independent Trustees. Recommendations received at any other time will be kept on file until such time as the Nominating and Governance Committee is accepting recommendations, at which point they may be considered for nomination.

      The Valuation Committee is responsible for the oversight of the pricing procedures of the Fund. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Valuation Committee.

      The Audit Committee is responsible for overseeing the Fund's accounting and financial reporting process, the system of internal controls, audit process and evaluating and appointing independent auditors (subject also to approval of the Board of Trustees). Messrs. Erickson, Kadlec, Keith and Nielson, all of whom are "independent" as defined in the listing standards of the NYSE, serve on the Audit Committee. Messrs. Kadlec and Keith each has been determined to qualify as an "Audit Committee Financial Expert" as such term is defined in Form N-CSR.

RISK OVERSIGHT

      As part of the general oversight of the Fund, the Board of Trustees is involved in the risk oversight of the Fund. The Board of Trustees has adopted and periodically reviews policies and procedures designed to address the Fund's risks. Oversight of investment and compliance risk, including oversight of the Sub-Advisor and the Sub-Sub-Advisor, is performed primarily at the Board level in conjunction with the Advisor's investment oversight group and the Fund's Chief Compliance Officer ("CCO"). Oversight of other risks also occurs at the committee level. The Advisor's investment oversight group reports to the Board of Trustees at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance as well as information related to the Sub-Advisor and the Sub-Sub-Advisor and their operations and processes. The Board of Trustees reviews reports on the Fund's and the service providers' compliance policies and procedures at each quarterly Board meeting and receives an annual report from the CCO regarding the operations of the Fund's and the service providers' compliance programs. In addition, the Independent Trustees meet privately each quarter with the CCO. The Audit Committee reviews with the Advisor the Fund's major financial risk exposures and the steps the Advisor has taken to monitor and control these exposures, including the Fund's risk assessment and risk management policies and guidelines. The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment and risk management. The Nominating and Governance Committee monitors all matters related to the corporate governance of the Fund. The Valuation Committee monitors valuation risk and compliance with the Fund's Valuation Procedures and oversees the pricing services and actions by the Advisor's Pricing Committee with respect to the valuation of portfolio securities.

      Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Advisor or other service providers. For instance, as the use of Internet technology has become more prevalent, the First Trust Funds and their service providers have become more susceptible to potential operational risks through breaches in cyber security (generally, intentional and unintentional events that may cause a Fund or a service provider to lose proprietary information, suffer data corruption or lose operational capacity). There can be no guarantee that any risk management systems established by the First Trust Funds, their service providers, or issuers of the securities in which the Funds invest to reduce cyber security risks will succeed, and the First Trust Funds cannot control such systems put in place by service providers, issuers or other third parties whose operations may affect the Funds and/or their shareholders. Moreover, it is necessary to bear certain risks (such as investment related risks) to achieve the Fund's goals. As a result of the foregoing and other factors, the Fund's ability to manage risk is subject to substantial limitations.

BOARD DIVERSIFICATION AND TRUSTEE QUALIFICATIONS

      As described above, the Nominating and Governance Committee of the Board of Trustees oversees matters related to the nomination of Trustees. The

Nominating and Governance Committee seeks to establish an effective Board with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocations and other individual characteristics and traits in the aggregate. Each Trustee must meet certain basic requirements, including relevant skills and experience, time availability, and if qualifying as an Independent Trustee, independence from the Advisor, Sub-Advisor, Sub-Sub-Advisor, underwriters or other service providers, including any affiliates of these entities.

      Listed below for each current Trustee are the experiences, qualifications and attributes that led to the conclusion, as of the date of this Statement of Additional Information, that each current Trustee should serve as a Trustee in light of the Fund's business and structure.

      Independent Trustees. Richard E. Erickson, M.D., is an orthopedic surgeon and President of Wheaton Orthopedics. He also has been a co-owner and director of a fitness center and a limited partner of two real estate companies. Dr. Erickson has served as a Trustee of the First Trust Funds since 1999. Dr. Erickson has also served as the Lead Independent Trustee and on the Executive Committee (2008 - 2009), Chairman of the Nominating and Governance Committee (2003 - 2007), Chairman of the Audit Committee (2012 - 2013) and Chairman of the Valuation Committee (June 2006 - 2007 and 2010 - 2011) of the First Trust Funds. He currently serves as Chairman of the Nominating and Governance Committee (since January 1, 2014) of the First Trust Funds.

      Thomas R. Kadlec is President of ADM Investor Services Inc. ("ADMIS"), a futures commission merchant and wholly-owned subsidiary of the Archer Daniels Midland Company ("ADM"). Mr. Kadlec has been employed by ADMIS and its affiliates since 1990 in various accounting, financial, operations and risk management capacities. Mr. Kadlec serves on the boards of several international affiliates of ADMIS and is a member of ADM's Integrated Risk Committee, which is tasked with the duty of implementing and communicating enterprise-wide risk management. Mr. Kadlec has served as a Trustee of each First Trust closed-end fund since its inception. Mr. Kadlec also served on the Executive Committee from the organization of the first First Trust closed-end fund in 2003 until he was elected as the first Lead Independent Trustee in December 2005, serving as such through 2007. He also served as Chairman of the Valuation Committee (2008 --
2009), Chairman of the Audit Committee (2010 - 2011) and Chairman of the Nominating and Governance Committee (2012 - 2013). He currently serves as Lead Independent Trustee and is on the Executive Committee (since January 1, 2014) of the First Trust Funds.

      Robert F. Keith is President of Hibs Enterprises, a financial and management consulting firm. Mr. Keith has been with Hibs Enterprises since 2003. Prior thereto, Mr. Keith spent 18 years with ServiceMaster and Aramark, including three years as President and COO of ServiceMaster Consumer Services, where he led the initial expansion of certain products overseas, five years as President and COO of ServiceMaster Management Services and two years as President of Aramark ServiceMaster Management Services. Mr. Keith is a certified public accountant and also has held the positions of Treasurer and Chief Financial Officer of ServiceMaster, at which time he oversaw the financial aspects of ServiceMaster's expansion of its Management Services division into Europe, the Middle East and Asia. Mr. Keith has served as a Trustee of the First Trust Funds since June 2006. Mr. Keith has also served as the Chairman of the

Audit Committee (2008 -- 2009) and Chairman of the Nominating and Governance Committee (2010 - 2011) of the First Trust Funds. He served as Lead Independent Trustee and on the Executive Committee (2012 - 2013) and currently serves as Chairman of the Valuation Committee (since January 1, 2014) and is on the Executive Committee (since January 31, 2014) of the First Trust Funds.

      Niel B. Nielson, Ph.D., has been the Managing Director and Chief Operating Officer of Pelita Harapan Education Foundation, a global provider of educational products and services, since January 2015. Mr. Nielson formerly served as the President and Chief Executive Officer of Dew Learning LLC from June 2012 through September 2014, President of Covenant College (2002 - 2012), and as a partner and trader (of options and futures contracts for hedging options) for Ritchie Capital Markets Group (1996 - 1997), where he held an administrative management position at this proprietary derivatives trading company. He also held prior positions in new business development for ServiceMaster Management Services Company, and in personnel and human resources for NationsBank of North Carolina, N.A. and Chicago Research and Trading Group, Ltd. ("CRT"). His international experience includes serving as a director of CRT Europe, Inc. for two years, directing out of London all aspects of business conducted by the U.K. and European subsidiary of CRT. Prior to that, Mr. Nielson was a trader and manager at CRT in Chicago. Mr. Nielson has served as a Trustee of the First Trust Funds since 1999. Mr. Nielson has also served as the Chairman of the Audit Committee (2003 - 2006), Chairman of the Valuation Committee (2007 - 2008), Chairman of the Nominating and Governance Committee (2008 - 2009) and Lead Independent Trustee and a member of the Executive Committee (2010 - 2011). He currently serves as Chairman of the Audit Committee (since January 1, 2014) of the First Trust Funds.

      Interested Trustee. James A. Bowen is the Chairman of the Board of Trustees of the First Trust Funds and Chief Executive Officer of First Trust Advisors L.P. and First Trust Portfolios L.P., and until January 23, 2012, also served as President and Chief Executive Officer of the First Trust Funds. Mr. Bowen also serves on the Executive Committee. He has over 26 years of experience in the investment company business in sales, sales management and executive management. Mr. Bowen has served as a Trustee of the First Trust Funds since 1999.

      As described above, the Board of Trustees is divided into three classes and, in connection with the organization of the Fund, Trustees were elected for an initial term. The Class I Trustee will serve until the first succeeding annual meeting subsequent to his initial election; Class II Trustees will serve until the second succeeding annual meeting subsequent to their initial election; and Class III Trustees will serve until the third succeeding annual meeting subsequent to their initial election. At each annual meeting, the Trustees chosen to succeed those whose terms are expiring shall be identified as being of the same class as the Trustees whom they succeed and shall be elected for a term expiring at the time of the third succeeding annual meeting subsequent to their election, in each case until their respective successors are duly elected and qualified. Holders of the Preferred Shares, if any, will be entitled to elect a majority of the Fund's Trustees under certain circumstances. See "Description of Shares--Preferred Shares--Voting Rights" in the Prospectus.

      Each Independent Trustee is paid a fixed annual retainer of $125,000 per year and an annual per fund fee of $4,000 for each closed-end fund or other actively managed fund and $1,000 for each index fund in the First Trust Fund Complex. The fixed annual retainer is allocated pro rata among each fund in the First Trust Fund Complex based on net assets.

      Additionally, the Lead Independent Trustee is paid $15,000 annually, the Chairman of the Audit Committee is paid $10,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $5,000 annually to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are also reimbursed by the investment companies in the First Trust Fund Complex for travel and out-of-pocket expenses incurred in connection with all meetings. The officers and "Interested Trustee" receive no compensation from the Fund for acting in such capacities.

      The following table sets forth the estimated compensation (including reimbursement for travel and out-of-pocket expenses) to be paid by the Fund projected during the Fund's first full fiscal year to each of the Independent Trustees and the estimated total compensation to be paid to each of the Independent Trustees by the First Trust Fund Complex for the calendar year ended December 31, 2015. The Fund has no retirement or pension plans. The officers and the Trustee who is an "interested person" as designated above serve without any compensation from the Fund. The Fund has no employees. Its officers are compensated by First Trust Advisors.

                                                           ESTIMATED TOTAL
                           ESTIMATED COMPENSATION       COMPENSATION FROM THE
NAME OF TRUSTEE               FROM THE FUND(1)       FIRST TRUST FUND COMPLEX(2)
Richard E. Erickson                $4,560                     $349,750
Thomas R. Kadlec                   $4,603                     $359,750
Robert F. Keith                    $4,581                     $354,750
Niel B. Nielson                    $4,581                     $354,750
--------------------

(1) The compensation estimated to be paid by the Fund to the Independent Trustees for the first full fiscal year for services to the Fund.

(2) The total estimated compensation to be paid to the Independent Trustees for the calendar year ended December 31, 2015, for services to the five portfolios of First Trust Series Fund and First Trust Variable Insurance Trust, open-end funds, 16 closed-end funds and 95 series of the First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded AlphaDEX(R) Fund and First Trust Exchange-Traded AlphaDEX(R) Fund II, all advised by First Trust Advisors.

      The following table sets forth the dollar range of equity securities beneficially owned by the Trustees in the Fund and in other funds overseen by the Trustees in the First Trust Fund Complex as of December 31, 2014. Because the Fund recently commenced operations, the Trustees did not own any securities of the Fund as of the Fund's inception or as of the date of this Statement of Additional Information:
                                                     AGGREGATE DOLLAR RANGE OF
                                                       EQUITY SECURITIES IN
                                                     ALL REGISTERED INVESTMENT
                           DOLLAR RANGE OF             COMPANIES OVERSEEN BY
                          EQUITY SECURITIES            TRUSTEE IN THE FIRST
TRUSTEE                      IN THE FUND                TRUST FUND COMPLEX

Interested Trustee
James A. Bowen                  None                     $10,001 - $50,000

Independent Trustees
Richard E. Erickson             None                       Over $100,000
Thomas R. Kadlec                None                       Over $100,000
Robert F. Keith                 None                       Over $100,000
Niel B. Nielson                 None                       Over $100,000

      As of December 31, 2014, the Independent Trustees of the Fund and immediate family members do not own beneficially or of record any class of securities of an investment advisor or principal underwriter of the Fund or any person directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund.

      As of the date of this SAI, the officers and Trustees, in the aggregate, owned less than 1% of the shares of the Fund.

                               INVESTMENT ADVISOR


      First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, is the investment advisor to the Fund. First Trust Advisors serves as investment advisor or portfolio supervisor to investment portfolios with approximately $112 billion in assets which it managed or supervised as of August 31, 2015. As investment adviser, First Trust Advisors provides the Fund with professional investment supervision and selects the Fund's Sub-Advisor (with the approval of the Board of Trustees) and permits any of its officers or employees to serve without compensation as Trustees or officers of the Fund if elected to such positions. First Trust Advisors supervises the activities of the Fund's Sub-Advisor and Sub-Sub-Advisor and provides the Fund with certain other services necessary with the management of the portfolio. In addition, First Trust Advisors is responsible for implementing the Option Overlay Strategy of the Fund.


      The members of the portfolio management team responsible for implementing the Option Overlay Strategy are John Gambla and Rob A. Guttschow.

      John Gambla, CFA, is a Senior Portfolio Manager for the Alternatives and Active Equity Investment Team at First Trust Advisors. Mr. Gambla has 20 years of investment experience, most recently as co-Chief Investment Officer at the Nuveen HydePark Group LLC, a wholly-owned subsidiary of Nuveen Investments. While at HydePark, Mr. Gambla co-directed HydePark's investment activities including research, product development, trading, portfolio management, and performance attribution. He also led the research systems and infrastructure development for HydePark and is recognized as the creator of the Benjamin Graham Intelligent Value Indices. Previously, Mr. Gambla was a Senior Trader and Quantitative Specialist at Nuveen Asset Management. While there, he was responsible for trading all derivatives for the 120+ municipal mutual funds with Nuveen Asset Management. Mr. Gambla has served in a variety of roles throughout his career including: portfolio management, research, business development and strategy development. He graduated Phi Beta Kappa with a Bachelor of Science in genetics and developmental biology (Cum Laude) and a Bachelor of Arts in finance (departmental distinction) from the University of Illinois at Urbana/Champaign, and earned an MBA from the University of Chicago's Graduate School of Business. He is a CFA Charter holder and holds FRM and PRM designations.

      Rob A. Guttschow, CFA, is a Senior Portfolio Manager for the Alternatives and Active Equity Investment Team at First Trust Advisors. Mr. Guttschow has nearly 20 years of investment experience, most recently as co-Chief Investment Officer at the Nuveen HydePark Group LLC, a wholly-owned subsidiary of Nuveen Investments. While at HydePark, Mr. Guttschow co-directed HydePark's investment activities including research, product development, trading, portfolio management, and performance attribution. Prior to joining HydePark, Mr. Guttschow was an Overlay Manager and Senior Portfolio Manager at Nuveen Asset Management. While there, he developed Nuveen's buy-side derivative desk for fixed income and equity portfolio hedging. Mr. Guttschow began his career in investments at Lotsoff Capital Management, where at the time of his departure, he was a Partner, Managing Director and Senior Portfolio Manager. While at Lotsoff, he was responsible for managing a variety of fixed income and equity based enhanced index products for the firm's institutional clients. Mr. Guttschow earned a Bachelor of Science degree in engineering and an MBA from the University of Illinois at Urbana/Champaign. He is a CFA Charter holder and a member of the CFA Society of Chicago.

      First Trust Advisors is advisor or sub-advisor to 5 mutual funds, 9 exchange-traded funds consisting of 95 series and 16 closed-end funds (including the Fund) and is the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios L.P. First Trust Portfolios L.P. specializes in the underwriting, trading and distribution of unit investment trusts and other securities. First Trust Portfolios L.P., an Illinois limited partnership formed in 1991, took over the First Trust product line and acts as sponsor for successive series of The First Trust Combined Series, FT Series (formerly known as The First Trust Special Situations Trust), The First Trust Insured Corporate Trust, The First Trust of Insured Municipal Bonds and The First Trust GNMA. The First Trust product line commenced with the first insured unit investment trust in 1974 and, to date, more than $280 billion in gross assets have been deposited in First Trust Portfolios L.P. unit investment trusts.

      First Trust Advisors is an Illinois limited partnership formed in 1991 and an investment adviser registered with the SEC under the Investment Advisers Act of 1940 (the "Advisers Act"). First Trust Advisors has one limited partner, Grace Partners of DuPage L.P. ("Grace Partners"), and one general partner, The

Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. Grace Partners' and The Charger Corporation's primary business is investment advisory and broker/dealer services through their ownership interests. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of the Advisor. First Trust Advisors is controlled by Grace Partners and The Charger Corporation.

      First Trust Advisors acts as investment advisor to the Fund pursuant to an investment management agreement between the Advisor and the Fund (the "Investment Management Agreement"). The Investment Management Agreement continues in effect for the Fund from year to year after its initial two year term so long as its continuation is approved at least annually by the Trustees including a majority of the Independent Trustees, or the vote of a majority of the outstanding voting securities of the Fund. It may be terminated at any time without the payment of any penalty upon 60 days' written notice by either party, or by a majority vote of the outstanding voting securities of the Fund or by the Board of Trustees (accompanied by appropriate notice), and will terminate automatically upon its assignment. The Investment Management Agreement also may be terminated, at any time, without payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Fund, in the event that it shall have been established by a court of competent jurisdiction that the Advisor, or any officer or director of the Advisor, has taken any action which results in a breach of the material covenants of the Advisor set forth in the Investment Management Agreement. The Investment Management Agreement provides that First Trust Advisors shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if the recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement.

      The Investment Management Agreement has been approved by the Board of Trustees of the Fund, including a majority of the Independent Trustees, and the sole shareholder of the Fund. Information regarding the Board of Trustees' approval of the Investment Management Agreement will be available in the Fund's annual report for the year ended December 31, 2015. Pursuant to the Investment Management Agreement, the Fund has agreed to pay for the services and facilities provided by the Advisor an annual management fee, payable on a monthly basis, equal to 1.10% of the Fund's Managed Assets.

      In addition to the fee of the Advisor, the Fund pays all other costs and expenses of its operations except the Sub-Advisor's fee, which is paid by the Advisor out of the Advisor's management fee, and the Sub-Sub-Advisor's fee, which is paid by the Sub-Advisor out of the Sub-Advisor's fee. The costs and expenses paid by the Fund include: compensation of its Trustees (other than the Trustee affiliated with the Advisor); custodian, transfer agent, administrative, accounting and dividend disbursing expenses; legal fees; leverage expenses; listing fees and expenses; sub-licensing fees; expenses of independent auditors; expenses of repurchasing shares; expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies; and taxes, if any. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

CODES OF ETHICS

      The Fund, the Advisor, the Sub-Advisor and the Sub-Sub-Advisor have each adopted a code of ethics under Rule 17j-1 under the 1940 Act. These codes permit personnel subject to the code to invest in securities, including securities that may be purchased or held by the Fund, subject to certain conditions. These codes can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. The codes of ethics are available on the EDGAR Database on the SEC's web site (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC Public Reference Section, Washington, D.C. 20549-0102.

                      PROXY VOTING POLICIES AND PROCEDURES

      The Fund has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently and solely in the best economic interests of the Fund.

      The Board of Trustees is responsible for oversight of the Fund's proxy voting process. The Board has delegated day-to-day proxy voting responsibility to the Sub-Sub-Advisor. The Sub-Sub-Advisor's Proxy Voting Polices and Procedures are set forth in Appendix B to this Statement of Additional Information.

      Information regarding how the Fund voted proxies relating to portfolio securities is available: (i) without charge, upon request, by calling (800) 621-1675; (ii) on the Fund's website at http://www.ftportfolios.com; and (iii) by accessing the SEC's website at http://www.sec.gov.

                        SUB-ADVISOR AND SUB-SUB-ADVISOR

      Henderson Global Investors (North America) Inc., a registered investment adviser, will be the Fund's sub-adviser and will provide U.S. regulatory and compliance oversight for the services provided to the Fund by HIML (as defined below). HGINA is a Delaware corporation and provides investment management services to SEC-registered mutual funds, other pooled investment vehicles and high net worth clients. The principal offices of HGINA are located at 737 North Michigan Avenue, Suite 1700, Chicago, Illinois. HGINA serves as the Fund's sub-adviser pursuant to an investment sub-advisory agreement between the Fund, the Advisor and HGINA (the "Sub-Advisory Agreement").

      HGINA is an indirect, wholly-owned subsidiary of Henderson Group plc ("Henderson Group"), which is the parent company of an asset management group managing approximately $ 129.1 billion in assets as of June 30, 2015. Henderson

Group, founded in 1934, is a global asset management firm providing a full spectrum of investment products and services to institutions and individuals around the world. HGINA and the Fund have engaged HIML, a registered investment adviser and an indirect, wholly-owned subsidiary of Henderson Group, pursuant to an investment sub-advisory agreement between the Fund, the Advisor, HGINA and HIML (the "Sub-Sub-Advisory Agreement"). Investment professionals of HIML render portfolio management, research or trading services to certain clients of HGINA, including the Fund. HIML will be responsible for the day-to-day investment decisions of the Fund other than the Option Overlay Strategy. HIML is located at 201 Bishopsgate, London UK EC2M 3AE.

      The members of the portfolio management team responsible for the day-to-day management of the Fund's investment portfolio other than the Option Overlay Strategy are Alex Crooke and Ben Lofthouse.

      Alex Crooke is the Head of Global Equity Income at Henderson. He joined Henderson in 1994 and has over 25 years of investment management experience. Prior to joining Henderson, Mr. Crooke was an Investment Analyst at Equitable Life Assurance Society. He graduated with honors from Manchester University with a degree in Physics and Astrophysics and is an Associate Member of the Society of Investment Professionals.

      Ben Lofthouse, CFA, is a Portfolio Manager for the Value and Income Team at Henderson. Mr. Lofthouse joined Henderson in 2004 and has over 17 years of investment management experience. Prior to joining Henderson, Mr. Lofthouse was an auditor with Pricewaterhouse Coopers. He graduated with honors in Business Economics from Exeter University. He holds the Chartered Financial Analyst designation and is a qualified accountant ACA.

      The portfolio managers also have responsibility for the day-to-day management of accounts other than the Fund. Information regarding those other accounts is set forth below.

------------- -------------------------------------------------------------------------------------------------------------------
                                   NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE
                                                  AS OF JULY 31, 2015 (IN MILLIONS)
------------- -------------------------------------------------------------------------------------------------------------------
                                        REGISTERED                           OTHER POOLED
                   REGISTERED           INVESTMENT                            INVESTMENT
                   INVESTMENT            COMPANIES            OTHER            VEHICLES                            OTHER ACCOUNTS
                    COMPANIES           SUBJECT TO            POOLED          SUBJECT TO                             SUBJECT TO
  PORTFOLIO      (OTHER THAN THE     PERFORMANCE-BASED      INVESTMENT     PERFORMANCE-BASED                      PERFORMANCE-BASED
   MANAGER            FUND)            ADVISORY FEES         VEHICLES        ADVISORY FEES     OTHER ACCOUNTS      ADVISORY FEES
------------- ---------------------   ----------------   ----------------   ----------------   ----------------   -----------------
Alex Crooke   Number: 2               Number: 0          Number: 4           Number: 2         Number: 1          Number: 0
              Assets: $3,757          Assets: $0         Assets:  $1,591     Assets: $325      Assets: $0         Assets: $0
------------- ---------------------   ----------------   ----------------    ----------------  ----------------   -----------------
Ben           Number: 2               Number: 0          Number: 4           Number: 1         Number: 1          Number: 0
Lofthouse     Assets: $3,757          Assets: $0         Assets: $1,283      Assets: $7        Assets: $0         Assets: $0
------------- ---------------------   ----------------   ----------------    ----------------  ----------------   -----------------
John Gambla   Number: 7               Number: 0          Number: 4           Number: 0         Number: 0          Number: 0
              Assets: $286            Assets: $0         Assets: $102        Assets: $0        Assets: $0         Assets: $0
------------- ---------------------   ----------------   ----------------    ----------------  ----------------   -----------------
Rob           Number: 7               Number: 0          Number: 4           Number: 0         Number: 0          Number: 0
Guttschow     Assets: $286            Assets: $0         Assets: $102        Assets: $0        Assets: $0         Assets: $0
------------- ---------------------   ----------------   ----------------    ----------------  ----------------   -----------------

      Alex Crooke and Ben Lofthouse are compensated with an industry competitive base salary, together with short and long-term financial incentives. The company does not operate wholly formulaic compensation structures but, in general, incentive plans are based on pre-defined individual, fund and business objectives and measurable investment performance. Base salaries are set to be competitive with the market, and are set typically within an appropriate band of market median for the individual's role and responsibilities. The incentive variable pay (bonus) framework is designed to reward the contribution of fund managers to increased profitability and quality asset growth, taking into account: (i) a "base" element, formed of a set percentage of management fees, after deduction of direct salary and associated costs; (ii) a "performance" element (which can be positive or negative), determined as a variable share of management fees, depending on the 1 and 3 year track record of underlying funds;
(iii) a "growth" element, determined as a set percentage of management fees in the first 12 months from net inflows, offset by rebates and commissions and subject to a clawback for net outflows; and (iv) a "corporate" element, determined as a variable share of management fees, after deduction of direct salary and associated costs. Additionally, there are long-term plans to encourage material company share ownership by employees through company share schemes.

      The compensation structure for John Gambla and Rob Guttschow is based upon a fixed salary as well as a discretionary bonus determined by the management of the Advisor. Salaries are determined by management and are based upon an individual's position and overall value to the firm. Bonuses are also determined by management and are generally based upon an individual's overall contribution to the success of the firm and the profitability of the firm; however, assets under management may be a factor in determining bonus pool size for certain portfolio manager groups of the Advisor. Salaries and bonuses are not based on Fund performance.

      Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and /or other accounts may be presented with one or more of the potential conflicts described below.

      The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Advisor, the Sub-Advisor and the Sub-Sub-Advisor generally seek to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Most other accounts managed by the portfolio managers are managed using the same investment models that are used in connection with their management of the Fund.

      If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Advisor and, as applicable, the Sub-Advisor and/or the Sub-Sub-Advisor have adopted procedures for allocating portfolio transactions across multiple accounts. In addition, Section 17(d) of the 1940 Act may limit or prevent the Fund from participating in certain joint transactions with affiliated persons.

      With respect to securities transactions for the Fund, the Sub-Sub-Advisor determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which the Sub-Sub-Advisor may act as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Sub-Sub-Advisor may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of such fund or other account(s) involved.

      The Fund, the Advisor and, as applicable, the Sub-Advisor and/or the Sub-Sub-Advisor have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

      The Sub-Sub-Advisor, subject to the supervision of the Board of Trustees, the Advisor and the Sub-Advisor, provides the Fund with discretionary investment services. Specifically, the Sub-Sub-Advisor is responsible for managing the investments of the Fund in accordance with the Fund's investment objective, policies and restrictions as provided in the Prospectus and this Statement of Additional Information, as may be subsequently changed by the Board of Trustees and communicated to the Sub-Advisor and/or the Sub-Sub-Advisor in writing. The Sub-Advisor and the Sub-Sub-Advisor further agree to conform to all applicable laws and regulations of the SEC in all material respects and to conduct their activities under the Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement in all material respects in accordance with applicable regulations of any governmental authority pertaining to their investment advisory services. In the performance of their duties, the Sub-Advisor and the Sub-Sub-Advisor will in all material respects satisfy any applicable fiduciary duties they may have to the Fund, will monitor the Fund's investments, and will comply with the provisions of the Fund's Declaration of Trust and By-laws, as amended from time to time, and the stated investment objective, policies and restrictions of the Fund. The Sub-Sub-Advisor is responsible for effecting all security transactions for the Fund's assets. The Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement provide that the Sub-Advisor and the Sub-Sub-Advisor shall not be liable for any loss suffered by the Fund or the Advisor (including, without limitation, by reason of the purchase, sale or retention of any security) in connection with the performance of the Sub-Advisor's or the Sub-Sub-Advisor's duties under the Sub-Advisory Agreement or the Sub-Sub-Advisory Agreement, as applicable, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisor or the Sub-Sub-Advisor in performance of their duties under such Sub-Advisory Agreement or the Sub-Sub-Advisory Agreement, as applicable, or by reason of their reckless disregard of their obligations and duties under such Sub-Advisory Agreement or the Sub-Sub-Advisory Agreement, as applicable.

      Pursuant to the Sub-Advisory Agreement, the Sub-Advisor receives a portfolio management fee equal to 0.50% of the Fund's Managed Assets and, pursuant to the Sub-Sub-Advisory Agreement, the Sub-Sub-Advisor receives a portfolio management fee equal to 0.35% of the Fund's Managed Assets. The Sub-Advisor's fee is paid by the Advisor out of the Advisor's management fee and the Sub-Sub-Advisor's fee is paid by the Sub-Advisor out of the Sub-Advisor's management fee. Because the fee paid to the Advisor and by the Advisor to the Sub-Advisor and by the Sub-Advisor to the Sub-Sub-Advisor will be calculated on the basis of the Fund's Managed Assets, which include the proceeds of leverage, the dollar amount of the Advisor's, the Sub-Advisor's and the Sub-Sub-Advisor's fees will be higher (and the Advisor, the Sub-Advisor and the Sub-Sub-Advisor will be benefited to that extent) when leverage is utilized. The Advisor has agreed to pay the Sub-Advisor a lump sum amount of up to 100% of any pre-paid underwriting and offering fees incurred by the Sub-Advisor in connection with the initial public offering of the Common Shares if the Sub-Advisor is terminated or if the Sub-Advisory Agreement is not renewed at any time on or prior to the fourth anniversary of the closing date of the Fund's initial public offering of the Common Shares, except if such termination or non-renewal is by reason of certain circumstances, including as a result of the Board of Trustees exercising its fiduciary responsibilities. The amount of any such payment varies with the length of time between the initial public offering closing date and the date of such non-renewal or termination.

      The Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement may be terminated without the payment of any penalty by First Trust Advisors, the Board of Trustees, or a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), upon 60 days' written notice to the Sub-Advisor and/or the Sub-Sub-Advisor, as applicable.

      All fees and expenses are accrued daily and deducted before payment of dividends to investors. The Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement have been approved by the Board of Trustees, including a majority of the Independent Trustees of the Fund, and the initial shareholder of the Fund. Information regarding the Board of Trustees' approval of the Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement will be available in the Fund's annual report for the year ended December 31, 2015.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

      Subject to the supervision of the Board of Trustees, the Sub-Sub-Advisor shall have authority and discretion to select brokers and dealers to execute transactions initiated by the Sub-Sub-Advisor and to select the market in which the transactions will be executed. In placing orders for the sale and purchase of securities for the Fund, the Sub-Sub-Advisor's primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the Sub-Sub-Advisor to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Sub-Sub-Advisor reasonably believes that the broker or dealer selected by it can be expected to obtain a "best execution" market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (within the meaning of Section 28(e)(3) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) provided by such broker or dealer to the Sub-Sub-Advisor viewed in terms of either that particular transaction or of the overall responsibilities with respect to its clients, including the Fund, as to which the Sub-Sub-Advisor exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

      The Sub-Sub-Advisor's objective in selecting brokers and dealers and in effecting portfolio transactions is to seek to obtain the best combination of price and execution with respect to its clients' portfolio transactions. Steps associated with seeking best execution include, but are not limited to, the following: (1) determine each client's trading requirements; (2) select appropriate trading methods, venues, and agents to execute the trades under the circumstances; (3) evaluate market liquidity of each security and take appropriate steps to avoid excessive market impact; (4) maintain client confidentiality and proprietary information inherent in the decision to trade; and (5) review the results on a periodic basis.

      In arranging for the purchase and sale of clients' portfolio securities, the Sub-Sub-Advisor takes numerous factors into consideration. The best net price, giving effect to brokerage commissions, spreads and other costs, is normally an important factor in this decision, but a number of other judgmental factors are considered as they are deemed relevant. The factors include, but are not limited to: the execution capabilities required by the transactions; the ability and willingness of the broker or dealer to facilitate the accounts' portfolio transactions by participating therein for its own account; the importance to the account of speed, efficiency and confidentiality; the broker or dealer's apparent familiarity with sources from or to whom particular securities might be purchased or sold; the reputation and perceived soundness of the broker or dealer; the Sub-Sub-Advisor's knowledge of negotiated commission rates and spreads currently available; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security;

confidentiality; the execution, clearance and settlement capabilities as well as the reputation and perceived soundness of the broker-dealer selected and others which are considered; the Sub-Sub-Advisor's knowledge of actual or apparent operational problems of any broker-dealer; the broker-dealer's execution services rendered on a continuing basis and in other transactions; the reasonableness of spreads or commissions; as well as other matters relevant to the selection of a broker or dealer for portfolio transactions for any account. The Sub-Sub-Advisor does not adhere to any rigid formula in making the selection of the applicable broker or dealer for portfolio transactions, but weighs a combination of the preceding factors.

      When buying or selling securities in dealer markets, the Sub-Sub-Advisor generally prefers to deal directly with market makers in the securities. The Sub-Sub-Advisor will typically effect these trades on a "net" basis, and will not pay the market maker any commission, commission equivalent or markup/markdown other than the "spread." Usually, the market maker profits from the "spread," that is, the difference between the price paid (or received) by the Sub-Sub-Advisor and the price received (or paid) by the market maker in trades with other broker-dealers or other customers.

      The Sub-Sub-Advisor may use Electronic Communications Networks ("ECN") or Alternative Trading Systems ("ATS") to effect such over-the-counter trades for equity securities when, in the Sub-Sub-Advisor's judgment, the use of an ECN or ATS may result in equal or more favorable overall executions for the transactions.

      Portfolio transactions for each client account will generally be completed independently, except when the Sub-Sub-Advisor is in the position of buying or selling the same security for a number of clients at approximately the same time. Because of market fluctuations, the prices obtained on such transactions within a single day may vary substantially. In order to avoid having clients receive different prices for the same security on the same day, the Sub-Sub-Advisor endeavors, when possible, to use an "averaging" procedure.

      Under this procedure, purchases or sales of a particular security for clients' accounts will at times be combined or "batched" with purchases or sales for other advisory clients by the Sub-Sub-Advisor unless the client has expressly directed otherwise. Such batched trades may be used to facilitate best execution, including negotiating more favorable prices, obtaining more timely or equitable execution or reducing overall commission charges. In such cases, the price shown on confirmations of clients' purchases or sales will be the average execution price on all of the purchases and sales that are aggregated for this purpose.

      The Sub-Sub-Advisor may also consider the following when deciding on allocations: (1) cash flow changes (including available cash, redemptions, exchanges, capital additions and capital withdrawals) may provide a basis to deviate from a pre-established allocation as long as it does not result in an unfair advantage to specific accounts or types of accounts over time; (2) accounts with specialized investment objectives or restrictions emphasizing investment in a specific category of securities may be given priority over other accounts in allocating such securities; and (3) for bond trades, street convention and good delivery often dictate the minimum size and par amounts and may result in deviations from pro rata distribution.

                             DESCRIPTION OF SHARES

COMMON SHARES

      The beneficial interest of the Fund may be divided from time to time into shares of beneficial interest of such classes and of such designations and par values (if any) and with such rights, preferences, privileges and restrictions as shall be determined by the Trustees from time to time in their sole discretion, without shareholder vote. The Fund's Declaration of Trust initially authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have a par value of $0.01 per share and, subject to the rights of holders of Preferred Shares, if issued, have equal rights as to the payment of dividends and the distribution of assets upon liquidation of the Fund. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed in the Prospectus under "Certain Provisions in the Declaration of Trust and By-Laws," non-assessable, and currently have no pre-emptive or conversion rights (except as may otherwise be determined by the Trustees in their sole discretion) or rights to cumulative voting in the election of Trustees.

      The Fund has applied to list its Common Shares on the NYSE under the trading or "ticker" symbol "FDEU." The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

      Shares of closed-end investment companies may frequently trade at prices lower than NAV. NAV will be reduced immediately following this offering of the Fund after payment of the sales load and offering expenses. Although the value of the Fund's net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of Common Shares will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the original purchase price for the shares. Since the market price of the Fund's Common Shares will be determined by factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below, or above NAV or at, below or above the initial public offering price. Accordingly, the Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "Repurchase of Fund Shares; Conversion to Open-End Fund" below and "The Fund's Investments" in the Fund's Prospectus.

PREFERRED SHARE AUTHORIZATION

      Under the terms of the Declaration of Trust, the Board of Trustees has the authority in its sole discretion, without prior approval of the Common Shareholders, to authorize the issuance of Preferred Shares in one or more classes or series with such rights and terms, including voting rights, dividend rates, redemption provisions, liquidation preferences and conversion provisions as determined by the Board of Trustees. See "Description of Shares--Preferred Shares" in the Fund's Prospectus.

BORROWINGS

      The Declaration of Trust authorizes the Fund, without prior approval of the Common Shareholders, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) ("Borrowings") and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such Borrowings, the Fund may be required to maintain average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the borrowing instrument's stated interest rate. The Fund may borrow from banks and other financial institutions.

      Limitations on Borrowings. Under the requirements of the 1940 Act, the Fund, immediately after any Borrowings, must have "asset coverage" of at least 300% (33 1/3% of total assets). With respect to such Borrowings, "asset coverage" means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such Borrowings represented by senior securities issued by the Fund. Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage or portfolio composition or otherwise. In addition, the Fund may be subject to certain restrictions imposed by the guidelines of one or more nationally recognized statistical rating organizations which may issue ratings for short-term corporate debt securities and/or Preferred Shares issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act. See "Other Investment Strategies and Techniques--Derivative Transactions--Asset Coverage and Asset Segregation" above and "Use of Leverage" in the Fund's Prospectus.

      Distribution Preference. The rights of lenders to the Fund to receive interest on and repayment of principal of any such Borrowings will be senior to those of the Common Shareholders, and the terms of any such Borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances.

      Voting Rights. The 1940 Act grants (in certain circumstances) to the lenders to the Fund certain voting rights in the event the asset coverage falls below specified levels. In the event that the Fund elects to be treated as a regulated investment company under the Code and such provisions would impair the Fund's status as a regulated investment company, the Fund, subject to its ability to liquidate its portfolio, intends to repay the Borrowings as soon as practicable. Any Borrowings will likely be ranked senior or equal to all other existing and future borrowings of the Fund.

      The discussion above describes the Fund's Board of Trustees' present intention with respect to Borrowings. If authorized by the Board of Trustees, the terms of any Borrowings may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration of Trust.

             REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

      The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Common Shares trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Trustees, in consultation with the Fund's Advisor, Sub-Advisor, the Sub-Sub-Advisor and any corporate finance services and consulting agent that the Advisor may retain, from time to time may review possible actions to reduce any such discount. Actions may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Trustees will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce a market discount. After any consideration of potential actions to seek to reduce any significant market discount, the Trustees may, subject to their fiduciary obligations and compliance with applicable state and federal laws, authorize the commencement of a share-repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the Trustees in light of the market discount of the common shares, trading volume of the common shares, information presented to the Trustees regarding the potential impact of any such share repurchase program or tender offer, and general market and economic conditions. There can be no assurance that the Fund will in fact effect repurchases of or tender offers for any of its Common Shares. Before deciding whether to take any action if the Common Shares trade below net asset value, the Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

      Further, the staff of the SEC currently requires that any tender offer made by a closed-end investment company for its shares must be at a price equal to the net asset value of such shares on the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

      Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will increase the Fund's expenses and reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Trustees would have to comply with the 1934 Act and the 1940 Act and the rules and regulations thereunder.

      Although the decision to take action in response to a discount from net asset value will be made by the Trustees at the time they consider such issue, it is the Trustees' present policy, which may be changed by the Trustees, not to authorize repurchases of Common Shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the New York Stock Exchange, or (b) impair the Fund's status as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objective and policies in order to repurchase shares; or (3) there is, in the Board of Trustees' judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Trustees may in the future modify these conditions in light of experience with respect to the Fund.

      Except with respect to the "Contingent Conversion Feature" (as described in the Prospectus), conversion to an open-end company would generally require the approval of the holders of at least two-thirds of the Fund's shares outstanding and entitled to vote; provided, however, that unless otherwise provided by law, if there are Preferred Shares outstanding, the affirmative vote of two-thirds of the Preferred Shares voting as a separate class shall be required; provided, however, that such votes shall be by the affirmative vote of the majority of the outstanding voting securities, as defined in the 1940 Act, if the action in question was previously approved by the affirmative vote of two-thirds of the Trustees. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the shares otherwise required by law or by the terms of any class or series of preferred shares, whether now or hereafter authorized, or any agreement between the Fund and any national securities exchange. If the Fund converted to an open-end company, the Common Shares would no longer be listed on the New York Stock Exchange. Any Preferred Shares would need to be redeemed and any Borrowings may need to be repaid upon conversion to an open-end investment company. Additionally, the 1940 Act imposes limitations on open-end funds' investments in illiquid securities, which could restrict the Fund's ability to invest in certain securities discussed in the Prospectus to the extent discussed therein. Such limitations could adversely affect distributions to Common Shareholders in the event of conversion to an open-end fund. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Trustees may at any time propose conversion of the Fund to an open-end company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.

      The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers from time to time may reduce any spread between market price and net asset value that might otherwise exist.

      In addition, a purchase by the Fund of its Common Shares will decrease the Fund's Managed Assets which would likely have the effect of increasing the Fund's expense ratio.

                              FEDERAL TAX MATTERS

      The following discussion of federal income tax matters is based upon the advice of Chapman and Cutler LLP, counsel to the Fund.

GENERAL

      Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion also does not address the tax consequences to shareholders that are subject to special rules, including without limitation, banks or financial institutions, insurance companies, dealers in securities, non-U.S. shareholders, tax-exempt or tax-deferred plans, accounts or entities, shareholders that are subject to the alternative minimum tax or shareholders that holds their shares as or in a hedge against currency risk, constructive sale or a conversion transaction. Unless otherwise noted, this discussion assumes you are a U.S. shareholder and that you hold your shares as a capital asset (generally, property held for investment purposes). This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. In addition, this discussion does not address state, local or foreign tax consequences. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, locality, non-U.S. country, or other taxing jurisdiction.

      The Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Code and to comply with applicable distribution requirements so that it will not pay U.S. federal net income tax on income and capital gains distributed to its shareholders.

      To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things,
(a) derive in each taxable year at least 90% of its gross income from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies and (ii) net income from interests in "qualified publicly traded partnerships" (as defined in the Code); (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of (I) any one issuer, (II) two or more issuers which the Fund controls and are engaged in the same, similar or related trades or businesses or (III) any one or more "qualified publicly traded partnerships" (as defined in the Code); and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year.

      As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and net capital gain. If the Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, the Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. These distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

      Subject to certain reasonable cause and de minimus exceptions, if the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. Such distributions, however, would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals, and (ii) for the dividends received deduction in the case of corporate common shareholders, subject, in each case, to certain holding period requirements.

DISTRIBUTIONS

      Dividends paid out of the Fund's investment company taxable income generally are taxable to a shareholder as ordinary income to the extent of the Fund's current and accumulated earnings and profits, whether paid in cash or reinvested in additional shares. If the Fund holds certain equity securities, certain ordinary income distributions that are designated by the Fund and received from the Fund by non-corporate shareholders may be taxed at lower tax rates applicable to net capital gains, provided certain holding period and other requirements are satisfied by both the fund and the shareholder and provided the dividends are attributable to "qualified dividend income" received by the Fund itself. Dividends received by the Fund from REITs and foreign corporations are qualified dividends eligible for this lower tax rate only in certain circumstances.

      Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly designated as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the value of a share of the Fund on the reinvestment date. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's tax basis in his or her shares. To the extent that the amount of any distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Distributions in excess of the Fund's current and accumulated earnings and profits may be more likely as a result of the quarterly special distribution program.

      Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the value of those shares.

DIVIDENDS RECEIVED DEDUCTION

      A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, if the Fund holds equity securities, certain ordinary income dividends on shares that are attributable to dividends received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction, but this amount is not expected to be significant.

SALE OR EXCHANGE OF FUND SHARES

      Upon the sale or other disposition of shares of the Fund, a shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder's holding period for the shares. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year.

      Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced by substantially identical shares (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities. In this case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received by the shareholder with respect to the shares. The ability to otherwise deduct capital losses may be subject to other limitations under the Code.

NATURE OF THE FUND'S INVESTMENTS

      Certain of the Fund's investment practices may be subject to special and complex federal income tax provisions that may, among other things, (1) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (2) convert lower taxed long-term capital gain into higher taxed short-term capital or ordinary income, (3) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (4) cause the Fund to recognize income or gain without a corresponding receipt of cash, (5) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (6) adversely alter the characterization of certain complex financial transactions and (7) produce income that will not qualify as "good income" for purposes of the 90% annual gross income requirement described above. The Fund will monitor its transactions, will make the appropriate tax elections and take appropriate actions in order to mitigate the effect of these rules and prevent disqualification of the Fund from being taxed as a regulated investment company (including disposing of certain investments to generate cash or borrowing cash to satisfy its distribution requirements).

      Certain income trusts (such as U.S. royalty trusts) and master limited partnerships that are not "qualified publicly traded partnerships" (as defined for U.S. federal income tax purposes) generally pass through tax items such as income, gain or loss to interest holders. In such cases, the Fund will be required to monitor the individual underlying items of income that it receives from such entities to determine how it will characterize such income for purposes of meeting the 90% gross income requirement. In addition, in certain circumstances, the Fund will be deemed to own the assets of such entities and would need to look to such assets in determining the Fund's compliance with the asset diversification rules applicable to regulated investment companies. Thus, the extent to which the Fund may invest in securities issued by such entities may be limited by the Fund's intention to qualify as a regulated investment company under the Internal Revenue Code. Prospective investors should be aware that if, contrary to the Fund's intention, the Fund fails to limit its direct and indirect investments in such entities, or if such investments are re-characterized for U.S. federal income tax purposes, the Fund's status as a regulated investment company may be jeopardized.

INVESTMENT IN SECURITIES OF UNCERTAIN TAX CHARACTER

      The Fund may invest in preferred securities or other securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the Internal Revenue Service. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

INVESTMENT IN CERTAIN REMIC INTERESTS

      If the Fund acquires a residual interest in a real estate mortgage investment conduit ("REMIC"), the Fund may realize excess inclusion income. Excess inclusion income is an amount, with respect to any calendar quarter, equal to the excess, if any, of (i) the taxable income of the REMIC allocable to the holder of a residual interest in a REMIC during such calendar quarter over
(ii) the sum of amounts allocated to each day in the calendar quarter equal to its ratable portion of the product of (a) the adjusted issue price of the interest at the beginning of the quarter multiplied by (b) 120% of the long term federal rate (determined on the basis of compounding at the close of each calendar quarter and properly adjusted for the length of such quarter). Excess inclusion income generated by a residual interest in a REMIC would be allocated among the holders of the Fund, generally in a manner set forth under the applicable Treasury regulations. A stockholder's share of any excess inclusion income: (i) could not be offset by net operating losses of a stockholder; (ii) would be subject to tax as unrelated business taxable income to a tax-exempt holder; (iii) would be subject to the application of the U.S. federal income tax withholding (without reduction pursuant to any otherwise applicable income tax treaty) with respect to amounts allocable to non-U.S. stockholders; and (iv) would be taxable (at the highest corporate tax rates) to the Fund, rather than the Fund's stockholders, to the extent allocable to shares held by disqualified organizations (generally, tax-exempt entities not subject to unrelated business income tax, including governmental organizations).

INVESTMENTS IN CERTAIN FOREIGN CORPORATIONS

      If the Fund holds an equity interest in any "passive foreign investment companies" ("PFICs"), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax. Dividends paid by PFICs will not be treated as qualified dividend income.

      If the Fund is treated as owning directly or indirectly 10% or more of the combined voting power of the stock of a foreign corporation, and all U.S. shareholders of that corporation collectively own more than 50% of the vote or value of the stock of that corporation, the foreign corporation may be treated as a controlled foreign corporation (a "CFC"). If the Fund owns 10% or more of a CFC, the Fund will be required to include certain types of the CFC's income in its taxable income for federal income tax purposes whether or not such income is distributed to the Fund.

SECTION 988

      Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency (if any) are subject to Section 988 of the Code, which generally causes such gain and loss to be treated as ordinary income or loss and may affect the amount, timing and character of distributions to shareholders.

SECTION 1256 CONTRACTS

      The Fund's transactions in broad based equity index futures contracts, exchange traded options on such indices and certain other futures contracts (if any) are generally considered "Section 1256 contracts" for federal income tax purposes. Any unrealized gains or losses on such Section 1256 contracts are treated as though they were realized at the end of each taxable year. The resulting gain or loss is treated as sixty percent long-term capital gain or loss and forty percent short-term capital gain or loss. Gain or loss recognized on actual sales of Section 1256 contracts is treated in the same manner. Distributions of net short-term capital gain are taxable to shareholders as ordinary income while distributions of net long-term capital gain are taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held its shares.

MEDICARE TAX

      Under the "Health Care and Education Reconciliation Act of 2010," income from the Fund may also be subject to a 3.8% "medicare tax." This tax will generally apply to the net investment income of a Member who is an individual if such Member's adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

BACKUP WITHHOLDING

      The Fund may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The withholding percentage is 28%. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

NON-U.S. SHAREHOLDERS

      U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership ("non-U.S. shareholder") depends on whether the income of the Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder.

      Income Not Effectively Connected. If the income from the Fund is not "effectively connected" with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to U.S. tax of 30% (or lower treaty rate) to the extent of current or accumulated earnings and profits, which tax is generally withheld from such distributions, subject to certain exceptions described below.

      Distributions of capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder's shares of the Fund in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

      Income Effectively Connected. If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

      FATCA Withholding. In addition to the rules described above concerning the potential imposition of withholding on distributions to non-U.S. persons, distributions to non-U.S. persons that are "financial institutions" may be subject to a withholding tax of 30% unless an agreement is in place between the financial institution and the U.S. Treasury to collect and disclose information about accounts, equity investments, or debt interests in the financial institution held by one or more U.S. persons. Similarly, after December 31, 2016, dispositions of shares in the Fund by non-U.S. persons that are "financial institutions" may be subject to withholding on the gross proceeds of the sale unless such an agreement is in place between the financial institution and the U.S. Treasury. An intergovernmental agreement may modify these rules. For these purpose, a "financial institution" means any entity that (i) accepts deposits in the ordinary course of a banking or similar business, (ii) holds financial assets for the account of others as a substantial portion of its business, or
(iii) is engaged (or holds itself out as being engaged) primarily in the business of investing, reinvesting or trading in securities, partnership interests, commodities or any interest (including a futures contract or option) in such securities, partnership interests or commodities.

      Distributions to non-financial non-U.S. entities (other than publicly traded foreign entities, entities owned by residents of U.S. possessions, foreign governments, international organizations, or foreign central banks) may also be subject to a withholding tax of 30% if the non-U.S. entity does not certify that the entity does not have any substantial U.S. owners or provide the name, address and TIN of each substantial U.S. owner. Similarly, after December 31, 2016, dispositions of shares in the Fund by non-U.S. persons that are non-financial entities may be subject to withholding on the gross proceeds of the sale unless such a certification is provided.

                PERFORMANCE RELATED AND COMPARATIVE INFORMATION

      The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds. In reports or other communications to shareholders of the Fund or in advertising materials, the Fund may compare its performance with that of
(i) other investment companies listed in the rankings prepared by Lipper, Inc., Morningstar Inc. or other independent services; publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today; or other industry or financial publications or
(ii) the Standard & Poor's Index of 500 stocks, the Dow Jones Industrial Average, NASDAQ Composite Index and other relevant indices and industry publications. Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial and Lipper, Inc., that the Fund believes to be generally accurate.

      From time to time, the Fund may quote the Fund's total return, aggregate total return or yield in advertisements or in reports and other communications to shareholders. The Fund's performance will vary depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently any given performance quotation should not be considered representative of the Fund's performance in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Fund's performance with that of other investment companies should give consideration to the quality and type of the respective investment companies' portfolio securities.

      The Fund's "average annual total return" is computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

      Average Annual Total Return will be computed as follows:

            ERV = P(1+T)/n/

      Where P = a hypothetical initial payment of $1,000
            T = average annual total return
            n = number of years
          ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion).

      The Fund may also quote after-tax total returns to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's total return "after taxes on distributions" shows the effect of taxable distributions, but not any taxable gain or loss, on an investment in shares of the Fund for a specified period of time. The Fund's total return "after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss realized by the shareholder upon the sale of Fund shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions, and long-term capital gains distributions are assumed to have been taxed at the highest marginal individualized federal tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are ignored.

      Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects.

      Average Annual Total Return (After Taxes on Distributions) will be computed as follows:

            ATV/D/ = P(1+T)/n/

      Where: P = a hypothetical initial investment of $1,000
             T = average annual total return (after taxes on distributions) n = number of years
        ATV/D/ = ending value of a hypothetical $1,000 investment made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.

      Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) will be computed as follows:

            ATV/DR/ = P(1+T)/n/

      Where: P = a hypothetical initial investment of $1,000
             T = average annual total return (after taxes on distributions and redemption)
             n = number of years
       ATV/DR/ = ending value of a hypothetical $1,000 investment made at the beginning periods, at the end of the periods (or fractional portion thereof), after taxes on fund distributions and redemptions.

      Quotations of yield for the Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

            Yield = 2 [( a-b/cd +1)/6/ - 1]

      Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
             d = the maximum offering price per share on the last day of the period

      Past performance is not indicative of future results. At the time shareholders sell their shares, they may be worth more or less than their original investment.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The Statement of Assets and Liabilities of the Fund as of August 20, 2015, appearing in this Statement of Additional Information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and is included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP audits and reports on the Fund's annual financial statements, and performs other professional accounting, auditing and advisory services when engaged to do so by the Fund. The principal business address of Deloitte & Touche LLP is 111 South Wacker Drive, Chicago, Illinois 60606.

                  CUSTODIAN, ADMINISTRATOR AND TRANSFER AGENT

      Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, serves as custodian for the Fund. As such, Brown Brothers Harriman & Co. has custody of all securities and cash of the Fund and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Fund. Brown Brothers Harriman & Co. also provides certain accounting and administrative services to the Fund pursuant to an Administration and Accounting Services Agreement, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records; acting as liaison with the Fund's independent registered public accounting firm and providing the independent registered public accounting firm with certain Fund accounting information; and providing other continuous accounting and administrative services. Computershare Inc., 250 Royall Street, Canton, Massachusetts 02021, is the dividend disbursing agent for the Fund. Computershare Trust Company, N.A., a fully owned subsidiary of Computershare Inc., 250 Royall Street, Canton, Massachusetts 02021, is the transfer agent and registrar for the Fund. Computershare Inc. and Computershare Trust Company N.A. also provide certain clerical, bookkeeping, shareholder servicing and administrative services necessary for the operation of the Fund and maintenance of shareholder accounts.

                             ADDITIONAL INFORMATION

      A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC. The Fund's Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Fund's Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholder of First Trust Dynamic Europe Equity Income Fund:

We have audited the accompanying statement of assets and liabilities of First Trust Dynamic Europe Equity Income Fund (the "Fund") as of August 20, 2015. This statement of assets and liabilities is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of First Trust Dynamic Europe Equity Income Fund as of August 20, 2015, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
August 27, 2015

                 FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND

                      STATEMENT OF ASSETS AND LIABILITIES


                                AUGUST 20, 2015

ASSETS:

Cash                                                                   $100,008
                                                               -----------------
Deferred offering costs                                                     209
                                                               -----------------
                                                                        100,217
                                                               -----------------
LIABILITIES:

Accrued offering costs                                                      209
                                                               -----------------
Net Assets                                                             $100,008
                                                               -----------------

NET ASSETS -- Applicable to 5,236 shares                               $100,008
                                                               -----------------

NET ASSET VALUE PER SHARE (net assets
    divided by 5,236 shares)                                             $19.10
                                                               -----------------

                 NOTES TO STATEMENT OF ASSETS AND LIABILITIES:

NOTE 1.             ORGANIZATION

      First Trust Dynamic Europe Equity Income Fund (the "Fund") is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund was organized on May 11, 2015, as a Massachusetts business trust pursuant to a Declaration of Trust governed by the laws of the Commonwealth of Massachusetts. As a newly organized entity, the Fund has no operating history. The Fund has had no operations through August 20, 2015 other than those relating to organizational matters and the sale and issuance of 5,236 common shares of beneficial interest to First Trust Portfolios L.P.

      The Fund's investment objective is to provide a high level of current income with a secondary focus on capital appreciation. There can be no assurance that the Fund's investment objectives will be achieved.

      Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 80% of its Managed Assets (as defined below) in a portfolio of equity securities of European companies of any market capitalization, including, but not limited to, common and preferred stock that pay dividends, depositary receipts and real estate investment trusts. The Fund will seek to focus its investments on income-producing securities. The Fund will utilize a dynamic currency hedging process, which will include, at the discretion of the portfolio managers, the use of forward foreign currency exchange contracts to hedge a portion of the Fund's currency exposure. "Managed Assets" means the average daily gross asset value of the Fund (which includes assets attributable to the Fund's leverage, if any), minus the sum of the Fund's accrued and unpaid dividends on any outstanding preferred shares of beneficial interest ("Preferred Shares"), if any, and accrued liabilities (other than liabilities representing leverage).

      The Fund's Amended and Restated Declaration of Trust provides that, on or near, 2023, the Fund will convene a regular or special shareholder meeting of the Fund for the purposes of voting to determine whether the Fund should convert to an open-end management investment company (such meeting date, as may be adjourned, the "Conversion Vote Date"). If approved by shareholders on the Conversion Vote Date, the Fund will convert to an open-end management investment company within months of the twelfth anniversary of the completion of this offering.

NOTE 2.             SIGNIFICANT ACCOUNTING POLICIES

      First Trust Advisors L.P. (the "Advisor") and Henderson Global Investors (North America) Inc. (the "Sub-Advisor") have agreed to pay: (i) all organizational expenses; and (ii) all offering cost of the Fund (other than sales load, but including the partial reimbursement of certain underwriting expenses incurred in connection with this offering) that exceed 0.20% (or $0.04 per Common Share) of the Fund's aggregate offering price. Offering costs incurred by the Fund through August 19, 2015 have been reported on the Statement of Assets and Liabilities as deferred offering costs. These offering costs, as well as the offering costs incurred subsequent to August 20, 2015, up to $0.04 per Common Share outstanding, will be charged to paid-in-capital.

      The Fund's Statement of Assets and Liabilities is prepared in conformity with accounting principles generally accepted in the United States of America which require management to make estimates and assumptions that affect the reported amounts and disclosures in the Statement of Assets and Liabilities. Actual results could differ from those estimates.

      The Fund intends to comply in its initial fiscal year and thereafter with provisions of the Internal Revenue Code applicable to regulated investment companies and as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) distributed to shareholders.

NOTE 3.             FEES AND OTHER TRANSACTIONS WITH AFFILIATED PARTIES

      On July 27, 2015, the Fund's Board of Trustees approved an Investment Management Agreement with the Advisor, a Sub-Advisory Agreement among the Advisor, Henderson Global Investors (North America) Inc. (the "Sub-Advisor") and the Fund and a Sub-Sub Advisory Agreement among the Advisor, Sub-Advisor, Henderson Investment Management Limited (the "Sub-Sub Advisor") and the Fund. The Fund has agreed to pay an annual management fee for the services and facilities provided by the Advisor, payable on a monthly basis, equal to the annual rate of 1.10% of the Fund's average daily Managed Assets.

      The Sub-Advisor and Sub-Sub Advisor will receive a portfolio management fee equal to 0.50% and 0.35%, respectively, of the Fund's average daily Managed Assets. The Sub-Advisor's fee is paid by the Advisor out of the Advisor's management fee and the Sub-Sub Advisor's fee is paid by the Sub-Advisor out of the Sub-Advisor's management fee.

                                   APPENDIX A

                             RATINGS OF INVESTMENTS

      STANDARD & POOR'S RATINGS GROUP -- A BRIEF DESCRIPTION OF CERTAIN STANDARD & POOR'S RATINGS GROUP, A DIVISION OF THE MCGRAW-HILL COMPANIES ("STANDARD & POOR'S" OR "S&P") RATING SYMBOLS AND THEIR MEANINGS (AS PUBLISHED BY S&P)
FOLLOWS:

      A Standard & Poor's issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor's view of the obligor's capacity and willingness to meet its financial commitments as they become due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

      Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

      Issue credit ratings are based, in varying degrees, on Standard & Poor's analysis of the following considerations:

      o Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

      o   Nature of and provisions of the obligation, and the promise we impute;
          and

      o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

      Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

      An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

      An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

      An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

      An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C

      Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

      An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

      An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

      An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

      An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred, but Standard & Poor's expects default to be a virtual certainty, regardless of the anticipated time to default.

C

      A 'C' rating is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D

      An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

PLUS (+) OR MINUS (-)

      The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

      This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

SHORT-TERM ISSUE CREDIT RATINGS

A-1

      A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2

      A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3

      A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

      A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

C

      A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

       A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

SPUR (STANDARD & POOR'S UNDERLYING RATING)

      This is a rating of a stand-alone capacity of an issue to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. Standard & Poor's maintains surveillance of an issue with a published SPUR.

MUNICIPAL SHORT-TERM NOTE RATINGS DEFINITIONS

      A Standard & Poor's U.S. municipal note rating reflects Standard & Poor's opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor's analysis will review the following considerations:

      o Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

      o Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

      Note rating symbols are as follows:


SP-1

      Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

      Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

      Speculative capacity to pay principal and interest.

DUAL RATINGS

      Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, 'AAA/A-1+' or 'A-1+/A-1'). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, 'SP-1+/A-1+').

ACTIVE QUALIFIERS (CURRENTLY APPLIED AND/OR OUTSTANDING)

      Standard & Poor's uses five qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a 'p' qualifier, which indicates the rating addressed the principal portion of the obligation only. Likewise, the qualifier can indicate a limitation on the type of information used, such as 'pi' for public information. A qualifier appears as a suffix and is part of the rating.

L

      Ratings qualified with 'L' apply only to amounts invested up to federal deposit insurance limits.

P

      This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The 'p' suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

PI

      Ratings with a 'pi' suffix are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and therefore may be based on less comprehensive information than ratings without a 'pi' subscript. Ratings with a 'pi' subscript are reviewed annually based on a new year's financial statement, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

PRELIMINARY

      Preliminary ratings, with the 'prelim' suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor's of appropriate documentation. Standard & Poor's reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

      o Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

      o Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor's policies.

      o Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor's emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post bankruptcy issuer as well as attributes of the anticipated obligation(s).

      o Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor's opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

      o Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s) assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor's would likely withdraw these preliminary ratings.

      o A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

T

      This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all of their contracts before their final maturity date.

UNSOLICITED and U

      The 'u' and 'unsolicited' designation are unsolicited credit ratings assigned at the initiative of Standard & Poor's and not at the request of the issuer or its agents.

INACTIVE QUALIFIERS (NO LONGER APPLIED OR OUTSTANDING)

*

      This symbol indicated continuance of the ratings was contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

C

      This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer was lowered below an investment-grade level and/or the issuer's bonds are deemed taxable. Discontinued use in January 2001.

G

      The letter 'G' followed the rating symbol when a fund's portfolio consisted primarily of direct U.S. government securities.

PR

      The letters 'pr' indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

Q

      A 'q' subscript indicates that the rating is based solely upon quantitative analysis of publicly available information. Discontinued use in April 2001.

R

      The 'r' modifier was assigned to securities containing extraordinary risks, particularly market risks, which are not covered in the credit rating. The absence of an 'r' modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor's discontinued the use of the 'r' modifier for most obligations in June 2000 and for the balance of the obligations (mainly structured finance transactions) in November 2002.

      MOODY'S INVESTORS SERVICE, INC. -- A BRIEF DESCRIPTION OF CERTAIN MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") RATING SYMBOLS AND THEIR MEANINGS (AS PUBLISHED BY MOODY'S) FOLLOWS:

LONG-TERM OBLIGATION RATINGS

      Moody's long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody's Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa

      Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa

      Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

      Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa

      Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba

      Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B

      Obligations rated B are considered speculative and are subject to high credit risk.

Caa

      Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca

      Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

      Obligations rated C are the lowest rated and are typically in default with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a "(hyb)" indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

MEDIUM-TERM NOTE PROGRAM RATINGS

      Moody's assigns provisional ratings to medium-term note (MTN) programs and to the individual debt securities issued from them (referred to as drawdowns or notes).

      MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specific priority of claim (e.g., senior or subordinated). To capture the contingent nature of a program rating, Moody's assigns provisional ratings to MTN programs. A provisional rating is denoted by (P) in front of the rating when the assignment of a final rating is subject to the fulfillment of contingencies but is highly likely that the rating will become definitive after all document are received or an obligation is issued into the market.

      The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer's default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

      Moody's encourages market participants to contact Moody's Ratings Desks or visit www.moody's.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

SHORT-TERM OBLIGATION RATINGS

      Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

      Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

      Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

      Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

      Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.


NP

      Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

U.S. MUNICIPAL SHORT-TERM OBLIGATION RATINGS

      There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1

      This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2

      This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3

      This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

      This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

U.S. MUNICIPAL DEMAND OBLIGATION RATINGS

      In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"). The second element uses a rating variation of the MIG scale called the Variable Municipal Investment Grade or VMIG rating.

VMIG 1

      This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

      This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

      This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

      This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

      FITCH RATINGS -- A BRIEF DESCRIPTION OF CERTAIN FITCH RATINGS, INC. ("FITCH") RATINGS SYMBOLS AND THEIR MEANINGS (AS PUBLISHED BY FITCH) FOLLOWS:

INTERNATIONAL ISSUER AND CREDIT RATING SCALES

      The Primary Credit Rating Scales (those featuring the symbols 'AAA'-'D' and 'F1'-'D') are used for debt and financial strength ratings.

LONG-TERM RATING SCALES--ISSUER CREDIT RATING SCALES

      Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity's relative vulnerability to default on financial obligations. The "threshold" default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

      In aggregate, IDRs provide an ordinal ranking of issuers based on the agency's view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA

      Highest credit quality. 'AAA' ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

      Very high credit quality. 'AA' ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

      High credit quality. 'A' ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

      Good credit quality. 'BBB' ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB

      Speculative. 'BB' ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B

      Highly speculative. 'B' ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC

      Substantial credit risk. Default is a real possibility.

CC

      Very high levels of credit risk. Default of some kind appears probable.

C

      Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a 'C' category rating of an issuer include:

              a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

              b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

              c. Fitch Ratings otherwise believes a condition of 'RD' or 'D' to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD

      Restricted default. 'RD' ratings indicate an issuer that in Fitch Ratings' opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

              a. the selective payment default on a specific class or currency of debt;

              b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

              c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

              d. execution of a coercive debt exchange on one or more material financial obligations.

D

      Default. 'D' ratings indicate an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

      Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

      "Imminent" default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

      In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within the major rating categories. Such suffixes are not added to the 'AAA' Long-Term IDR category, or to Long-Term IDR categories below 'B'.

      Limitations of the Issuer Credit Rating Scale:

      Specific limitations relevant to the issuer credit rating scale include:

      o The ratings do not predict a specific percentage of default likelihood over any given time period.

      o The ratings do not opine on the market value of any issuer's securities or stock, or the likelihood that this value may change.

      o The ratings do not opine on the liquidity of the issuer's securities or stock.

      o The ratings do not opine on the possible loss severity on an obligation should an issuer default.

      o The ratings do not opine on the suitability of an issuer as counterparty to trade credit.

      o The ratings do not opine on any quality related to an issuer's business, operational or financial profile other than the agency's opinion on its relative vulnerability to default.

      Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader's convenience.

SHORT-TERM RATINGS -- SHORT-TERM RATINGS ASSIGNED TO ISSUERS OR OBLIGATIONS IN
              CORPORATE, PUBLIC AND STRUCTURED FINANCE

      A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1

      Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2

      Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3

      Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B

      Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C

      High short-term default risk. Default is a real possibility.

RD

      Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D

      Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

      Limitations of the Short-Term Ratings Scale:

      Specific limitations relevant to the Short-Term Ratings scale include:

      o The ratings do not predict a specific percentage of default likelihood over any given time period.

      o The ratings do not opine on the market value of any issuer's securities or stock, or the likelihood that this value may change.

      o The ratings do not opine on the liquidity of the issuer's securities or stock.

      o The ratings do not opine on the possible loss severity on an obligation should an obligation default.

      o The ratings do not opine on any quality related to an issuer or transaction's profile other than the agency's opinion on the relative vulnerability to default of the rated issuer or obligation.

      Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader's convenience.

ADDITIONAL INFORMATION

      'Not Rated' or 'NR': A designation of 'Not Rated' or 'NR' is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

      'Withdrawn': The rating has been withdrawn and the issue or issuer is no longer rated by Fitch. Indicated in rating databases with the symbol 'WD'.

RATING WATCHES AND RATING OUTLOOKS

      Rating Watches and Outlooks form part of the Credit Rating and indicate the likely direction of the rating.

      Rating Watch

      Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first, if circumstances warrant such an action.

      A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. Additionally, a Watch may be used where the rating implications are already clear, but where a triggering event (e.g. shareholder or regulatory approval) exists. The Watch will typically extend to cover the period until the triggering event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch.

      Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade ('CCC', 'CC' and 'C') the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.

      Rating Outlook

      Rating Outlooks indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. The majority of Outlooks are generally Stable, which is consistent with the historical migration experience of ratings over a one- to two-year period. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook, if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as Evolving.

      Outlooks are currently applied on the long-term scale to issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and public finance outside the U.S.; to issue ratings in public finance in the U.S.; to certain issues in project finance; to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions and covered bonds. Outlooks are not applied to ratings assigned on the short-term scale and are applied selectively to ratings in the 'CCC', 'CC' and 'C' categories. Defaulted ratings typically do not carry an Outlook.

      Deciding When to Assign Rating Watch or Outlook

      Timing is informative but not critical to the choice of a Watch rather than an Outlook. A discrete event that is largely clear and the terms of which are defined, but which will not happen for more than six months - such as a lengthy regulatory approval process - would nonetheless likely see ratings placed on Watch rather than a revision to the Outlook.

      An Outlook revision may, however, be deemed more appropriate where a series of potential event risks has been identified, none of which individually warrants a Watch but which cumulatively indicate heightened probability of a rating change over the following one to two years.

      A revision to the Outlook may also be appropriate where a specific event has been identified, but where the conditions and implications of that event are largely unclear and subject to high execution risk over an extended period - for example a proposed, but politically controversial, privatization.

STANDARD RATING ACTIONS

Affirmed*

      The rating has been reviewed with no change in rating. Ratings affirmations may also include an affirmation of, or change to an Outlook when an Outlook is used.

Confirmed

      Action taken in response to an external request or change in terms. Rating has been reviewed in either context, and no rating change has been deemed necessary. For servicer ratings, action taken in response to change in financial condition or IDR of servicer where servicer rating is reviewed in that context exclusively, and no rating action has been deemed necessary.

Downgrade*

      The rating has been lowered in the scale.

Matured*/Paid-In-Full

       a. 'Matured' - This action is used when an issue has reached the end of its repayment term and rating coverage is discontinued. Denoted as 'NR'.

       b. 'Paid-In-Full' - This action indicates that the issue has been paid in full. As the issue no longer exists, it is therefore no longer rated. Denoted as 'PIF'.

New Rating*

      Rating has been assigned to a previously unrated issue primarily used in cases of shelf issues such as MTNs or similar programs.

Pre-refunded*

      Assigned to long-term US Public Finance issues after Fitch assesses refunding escrow.

Publish*

      Initial public announcement of rating on the agency's website, although not necessarily the first rating assigned. This action denotes when a previously private rating is published.

Upgrade*

      The rating has been raised in the scale.

Withdrawn*

      The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in the rating databases with symbol "WD."

*A rating action must be recorded for each rating in a required cycle to be considered compliant with Fitch policy concerning aging of ratings. Not all Ratings or Data Actions, or changes in rating modifiers, will meet this requirement. Actions that meet this requirement are noted with an '*' in the above definitions.

                                   APPENDIX B

                    HENDERSON INVESTMENT MANAGEMENT LIMITED
                         PROXY POLICIES AND PROCEDURES


      It is the intent of Henderson Investment Management Limited (HIML) to vote proxies in the best interests of the firm's clients. HIML believes that in order to achieve long-term success, companies need not only to conceive and execute appropriate business strategies, but also to maintain high standards of corporate governance and corporate responsibility. We therefore expect companies to operate according to recognised national and international standards in these areas.

      This policy sets out HIML's approach to corporate governance, corporate responsibility and proxy voting.

      1. Responsibilities.

      The Corporate Governance Manager at Henderson Global Investors, acting on behalf of HIML, is responsible for the implementation of the Proxy Voting Policies.

      2. Service Providers.

      HIML has contracted ISS Europe Ltd. to provide policy development, research, advisory and a voting disclosure services.

      Proxy voting services are provided by BNP Paribas Securities Services plc, which provides a range of administrative services to Henderson. BNP Paribas Securities Services plc is provided with voting services by ISS.

      3. Voting Guidelines.

      HIML has adopted the Henderson Global Investors Responsible Investment policy. This policy sets out Henderson's approach to monitoring and taking action on financial performance, corporate governance and corporate responsibility. The International Corporate Governance Policy is detailed below.

      3.1. International Corporate Governance Policy.

      International corporate governance systems vary a great deal according to factors such as the legal system, the extent of shareholder rights and the level of dispersed ownership. In formulating our approach to corporate governance we are conscious that a "one size fits all" policy is not appropriate. We therefore seek to vary our voting and engagement activities according to the market, and pay close attention to local market codes of best practice.

      Notwithstanding these differences, we consider that certain core principles of corporate governance apply across all markets, and we seek to apply these in our voting policy. The paragraphs below elaborate on these core principles.(1)

      3.2. Corporate Objective.

      The overriding objective of the company should be to optimize over time the returns to its shareholders. Where other considerations affect this objective, they should be clearly stated and disclosed. To achieve this objective, the company should endeavour to ensure the long-term viability of its business, and to manage effectively its relationships with stakeholders.

      3.3. Disclosure and Transparency.

      Companies should disclose accurate, adequate and timely information, in particular meeting market guidelines where they exist, so as to allow investors to make informed decisions about the acquisition, ownership obligations and rights, and sale of shares. Clear and comprehensive information on directors, corporate governance arrangements and the company's management of corporate responsibility issues should be provided.

      Shareholders should be given sufficient and timely information about all proposals to allow them to make an informed judgment and exercise their voting rights. Each proposal should be presented separately to shareholders - multiple proposals should not be combined in the same resolution. In the absence of sufficient information provided by a company on a proposed resolution we will vote against.

      3.4. Boards of Directors.

      Henderson recognises the plurality of corporate governance models across different markets and does not advocate any one form of board structure. However, for any corporate board there are certain key functions which apply.

      o Reviewing and guiding corporate strategy, major plans of action, risk policy, annual budgets and business plans; setting performance objectives; monitoring implementation and corporate performance; and overseeing major capital expenditures, acquisitions and divestitures.

      o Monitoring the effectiveness of the company's governance practices and making changes as needed.

      o Selecting, compensating, monitoring and, where necessary, replacing key executives and overseeing succession planning.

-------------------
1     These Principles are based on the Organisation for Economic Development
      (OECD) Corporate Governance Principles and those of the International Corporate Governance Network (ICGN).

      o Aligning key executive and board remuneration with the longer term interests of the company and its shareholders.

      o Ensuring a formal and transparent board nomination and election process.

      o Monitoring and managing potential conflicts of interest of management, board members and shareholders, including misuse of corporate assets and abuse in related party transactions.

      o Ensuring the integrity of the corporation's accounting and financial reporting systems, including the independent audit, and that appropriate systems of control are in place, in particular, systems for risk management, financial and operational control, and compliance with the law and relevant standards.

      o     Overseeing the process of disclosure and communications.

      The board of directors, or supervisory board, as an entity, and each of its members, as an individual, is a fiduciary for all shareholders, and should be accountable to the shareholder body as a whole. Each member should stand for election on a regular basis.

      Boards should include a sufficient number of independent non-executive members with appropriate skills, experience and knowledge. Responsibilities should include monitoring and contributing effectively to the strategy and performance of management, staffing key committees of the board, and influencing the conduct of the board as a whole.

      Audit, remuneration and nomination/succession committees should be established. These should be composed wholly or predominantly of independent non-executives. Companies should disclose the terms of reference of these committees and give an account to shareholders in the annual report of how their responsibilities have been discharged. The chairmen and members of these committees should be appointed by the board as a whole according to a transparent procedure.

      When determining how to vote on the election of a non-executive director, we will give close consideration to their independence and to the proportion of independent directors on the Board as a whole.

      3.5. Shareholder Rights.

      All shareholders should be treated equitably. Companies' ordinary shares should provide one vote for each share, and companies should act to ensure the owners' rights to vote.

      Major strategic modifications to the core business(es) of a company should not be made without prior shareholder approval. Equally, major corporate changes which in substance or effect materially dilute the equity or erode the economic interests or share ownership rights of existing shareholders should not be made without prior shareholder approval of the proposed change. Such changes include modifications to articles or bylaws, the implementation of shareholder rights plans or so called "poison pills," and the equity component of compensation schemes.

      We will not support proposals that have the potential to reduce shareholder rights such as significant open-ended authorities to issue shares without pre-emption rights or anti-takeover proposals unless companies provide a compelling rationale for why they are in shareholder interests.

      3.6. Audit and Internal Control.

      Company boards should maintain robust structures and processes to ensure sound internal controls and to oversee all aspects of relationships with external auditors. The Audit Committee should ensure that the company gives a balanced and clear presentation of its financial position and prospects, and clearly explains its accounting principles and policies. Audit Committee members should have appropriate levels of financial expertise, in accordance with prevailing legislation or best practice. The Audit Committee should ensure that the independence of the external auditors is not compromised by conflicts of interest (arising, for example, from the award of non-audit consultancy assignments).

      Where we have serious concerns over auditor independence we will vote against the re-election of the auditor.

      3.7. Remuneration.

      Remuneration of executive directors and key executives should be aligned with the interests of shareholders. Performance criteria attached to share-based remuneration should be demanding and should not reward performance that is not clearly superior to that of a group of comparable companies that is appropriately selected in sector, geographical and index terms. Requirements on directors and senior executives to acquire and retain shareholdings in the company that are meaningful in the context of their cash remuneration are also appropriate.

      The design of senior executives' contracts should not commit companies to "payment for failure." Boards should pay attention to minimising this risk when drawing up contracts and to resist pressure to concede excessively generous severance conditions.

      Companies should disclose in each annual report or proxy statement the board's policies on remuneration - and, preferably, the remuneration of individual board members and top executives, as well as the composition of that remuneration - so that investors can judge whether corporate pay policies and practices are appropriately designed.

      Broad-based employee share ownership plans or other profit-sharing programmes are effective market mechanisms that promote employee participation.

      When reviewing whether to support proposed new share schemes we place particular importance on the following factors:

      o the overall potential cost of the scheme, including the level of dilution

      o     the issue price of share options relative to the market price

      o the use of performance conditions aligning the interests of participants with shareholders

      o the holding period ie., the length of time from the award date to the earliest date of exercise

      o     the level of disclosure.

      4. Voting Procedures.

      The procedure for casting proxy votes is as follows:

            1. Custodians notify ISS of forthcoming company meetings and send proxy materials.

            2. ISS notifies Henderson of meetings via its ProxyExchange website.

            3. ISS provides voting recommendations based on HIML's Proxy Voting Policies.

            4. The Corporate Governance Manager (or his designee) consults with fund managers and analysts as appropriate.

            5. The Corporate Governance Manager (or his designee) decides in conjunction with the relevant fund managers and analysts whether to accept or override the voting recommendations provided by ISS.

            6. Voting instructions are sent to custodians via the ProxyExchange website and executed by the custodians.

            7. If at any time during implementation of the above procedures a conflict of interest is identified the matter will be referred to the HIML Proxy Committee via the Head of Compliance. In such circumstances the Proxy Committee reviews the issue and directs ISS how to vote the proxies through the ProxyExchange website and voting instructions are executed by the custodians.

      5. Share Blocking.

      In a number of markets in which the funds invest, shares must be suspended from trading ("blocked") for a specified period before the Annual General Meeting if voting rights are to be exercised. Such restrictions may place constraints on portfolio managers that mean exercising proxy votes is not in clients' interest. In other markets casting proxy votes may involve costs that are disproportionate to any benefit gained. In markets where share blocking applies or additional costs are incurred that outweigh the potential benefits of voting, HIML will vote only in exceptional circumstances.

      6. Conflicts of Interest.

      For each director, officer and employee of HIML ("HIML person"), the interests of HIML's clients must come first, ahead of the interest of HIML and any person within the HIML organization, which includes HIML's affiliates.

      Accordingly, each HIML person must not put "personal benefit," whether tangible or intangible, before the interests of clients of HIML or otherwise take advantage of the relationship to HIML's clients. "Personal benefit" includes any intended benefit for oneself or any other individual, company, group or organization of any kind whatsoever except a benefit for a client of HIML, as appropriate. It is imperative that each of HIML's directors, officers and employees avoid any situation that might compromise, or call into question, the exercise of fully independent judgment in the interests of HIML's clients.

      Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist if HIML has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of an actual or potential conflict of interest relating to a particular referral item shall disclose that conflict to the Head of Compliance.

      The following are examples of situations where a conflict may exist:

      o Business Relationships - where HIML manages money for a company or an employee group, manages pension assets or is actively soliciting any such business, or leases office space from a company;

      o Personal Relationships - where a HIML person has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships;

      o Familial Relationships - where a HIML person has a known familial relationship relating to a company (e.g., a spouse or other relative who serves as a director of a public company or is employed by the company); and

      o Fund Relationships - HIML may have a conflict because of a relationship to fund shares held in client accounts (e.g., an entity who receives fees from a fund is solicited by the fund to increase those fees).

      o Fund of Fund's Relationship - HIML may have a conflict where it manages a fund of funds that invests in other affiliated Henderson funds, and the underlying affiliated fund is soliciting votes for a proxy.

      It is the responsibility of each director, officer and employee of HIML to report any real or potential conflict of interest to the Head of Compliance who shall present any such information to the Proxy Committee. However, once a particular conflict has been reported to the Head of Compliance, this requirement shall be deemed satisfied with respect to all individuals with knowledge of such conflict. In addition, all HIML persons shall certify annually as to their compliance with this policy.

      7. Proxy Committee.

      The Proxy Committee shall have three members, the Head of Equities, the Corporate Governance Manager and the Head of Compliance (or their respective designees). Proxy Committee meetings may be called by any member of the Proxy Committee and shall be called whenever an actual or potential conflict of interest is identified.

      Two members of the Proxy Committee shall constitute a quorum and the Proxy Committee shall act by a majority vote. The Proxy Committee shall keep minutes of its meetings that shall be kept with the other corporate records of HIML.

      The Proxy Committee will review each item referred to it to determine if an actual or potential conflict of interest indeed exists. If the Proxy Committee determines that no actual or potential conflict exists, then the proxy will be voted as it otherwise would have been under these procedures. If the Proxy Committee determines that an actual or potential conflict exists, then it will review the issue and instruct ISS to: (1) vote based on ISS' recommendation, (2) vote in the same proportion as the other shareholders, (3) abstain from voting entirely, (4) vote in accordance with the recommendation of the investment professional responsible for the account, or (5) vote in another manner as the Proxy Committee deems fit. With respect to a conflict that arises due to (a) a business transaction involving Henderson Group PLC and the company soliciting the proxy, or (b) a Fund of funds relationship described above only options (1)-(3) above shall be available.

      For each matter where the Proxy Committee determines an actual or potential conflict exists, the Proxy Committee will produce a Conflicts Report that (1) describes the conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside HIML (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in a portfolio manager's recommendation. To the extent the Proxy Committee instructs ISS to vote in accordance with the recommendation of the investment professional responsible for the account, the Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

      Last updated June 14, 2012

                           PART C - OTHER INFORMATION

Item 25:  Financial Statements and Exhibits

1. Financial Statements:

      Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial Statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the Investment Company Act of 1940 are being filed in this Pre-effective Amendment to the Registration Statement on Form N-2.

2.    Exhibits:

a.1   Declaration of Trust dated May 11, 2015. Filed on July 15, 2015 as Exhibit
      a.1 to Registrant's Registration Statement on Form N-2 (File No. 333-205681) and incorporated herein by reference.

a.2 Amendment to Declaration of Trust dated June 25, 2015. Filed on July 15, 2015 as Exhibit a.2 to Registrant's Registration Statement on Form N-2 (File No. 333-205681) and incorporated herein by reference.

a.3 Amendment to Declaration of Trust dated August 20, 2015. Filed on August 27, 2015 as Exhibit a.3 to Registrant's Registration Statement on Form N-2 (File No. 333-205681) and incorporated herein by reference.

b.    By-Laws of Fund.

c.    None.

d.    None.

e.    Terms and Conditions of the Dividend Reinvestment Plan.

f.    None.

g.1 Form of Investment Management Agreement between Registrant and First Trust Advisors L.P.

g.2 Form of Sub-Advisory Agreement between Registrant, First Trust Advisors L.P. and Henderson Global Investors (North America) Inc.

g.3 Form of Sub-Sub-Advisory Agreement between Registrant, First Trust Advisors L.P., Henderson Global Investors (North America) Inc. and Henderson Investment Management Limited.

h.1   Form of Underwriting Agreement.

h.2   Form of Master Agreement Among Underwriters.

h.3   Form of Master Selected Dealers Agreement.

i.    None.

j.    Form of Custodian Services Agreement between Registrant and Fund
      Custodian.

k.1 Form of Transfer Agency Services Agreement between Registrant and Fund Transfer Agent.

k.2   Form of Administrative Agency Agreement.

k.3   Form of Structuring Fee Agreement with Wells Fargo Securities, LLC.

k.4   Form of Structuring Fee Agreement with Morgan Stanley & Co. LLC.

k.5   Form of Structuring Fee Agreement with UBS Securities LLC.

k.6   Form of Structuring Fee Agreement with RBC Capital Markets, LLC.

k.7   Form of Fee Agreement with qualifying underwriters

l.1   Opinion and consent of Chapman and Cutler LLP.

l.2   Opinion and consent of Morgan, Lewis & Bockius LLP.

m.    None.

n.    Consent of Independent Registered Public Accounting Firm.

o.    None.

p.    Subscription Agreement between Registrant and First Trust Advisors L.P.

q.    None.

r.1   Code of Ethics of Registrant.

r.2   Code of Ethics of First Trust Portfolios L.P.

r.3   Code of Ethics of First Trust Advisors L.P.

r.4   Code of Ethics of Henderson Global Investors (North America) Inc.

r.5   Code of Ethics of Henderson Investment Management Limited

s.1 Powers of Attorney for Richard E. Erickson, Thomas R. Kadlec, Robert F. Keith and Niel B. Nielson. Filed on August 20, 2015 as Exhibit s. to Registrant's Registration Statement on Form N-2 (File No. 333-205681) and incorporated herein by reference.

s.2 Power of Attorney for James A. Bowen. Filed on August 27, 2015 as Exhibit s.2 to Registrant's Registration Statement on Form N-2 (File No. 333-205681) and incorporated herein by reference.

-------------


Item 26:  Marketing Arrangements

      See the Form of Underwriting Agreement, the Form of Master Agreement Among Underwriters, the Form of Master Selected Dealers Agreement, the Form of Structuring Fee Agreement with Wells Fargo Securities, LLC, the Form of Structuring Fee Agreement with Morgan Stanley & Co. LLC, the Form of Structuring Fee Agreement with UBS Securities LLC, the Form of Structuring Fee Agreement with RBC Capital Markets, LLC and the Form of Fee Agreement with qualifying underwriters filed as Exhibit (h)(1), Exhibit (h)(2), Exhibit (h)(3),
Exhibit (k)(3), Exhibit (k)(4), Exhibit (k)(5), Exhibit (k)(6) and Exhibit
(k)(7) respectively, to this Registration Statement.

Item 27:  Other Expenses of Issuance and Distribution

---------------------------------------------------------- --------
Securities and Exchange Commission Fees                    $ 40,670
---------------------------------------------------------- --------
Financial Industry Regulatory Authority, Inc. Fees         $ 53,000
---------------------------------------------------------- --------
Printing and Engraving Expenses                            $ 79,000
---------------------------------------------------------- --------
Legal Fees                                                 $450,000
---------------------------------------------------------- --------
Listing Fees                                               $ 30,000
---------------------------------------------------------- --------
Accounting Expenses                                        $ 17,000
---------------------------------------------------------- --------
Blue Sky Filing Fees and Expenses                          $      -
---------------------------------------------------------- --------
Miscellaneous Expenses                                     $ 30,330
---------------------------------------------------------- --------
Total                                                      $700,000
---------------------------------------------------------- --------


Item 28:  Persons Controlled by or under Common Control with Registrant

    Not applicable.


Item 29:  Number of Holders of Securities

    At September 23, 2015

--------------------------------------- --------------------------------------
Title of Class                          Number of Record Holders
--------------------------------------- --------------------------------------
Common Shares, $0.01 par value          1
--------------------------------------- --------------------------------------

Item 30: Indemnification

Section 9.5 of the Registrant's Declaration of Trust provides as follows:

      Indemnification and Advancement of Expenses. Subject to the exceptions and limitations contained in this Section 9.5, every person who is, or has been, a Trustee, officer or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

      No indemnification shall be provided hereunder to a Covered Person to the extent such indemnification is prohibited by applicable federal law.

      The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

      Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 9.5 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 9.5.

      To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

      As used in this Section 9.5, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative or other, including appeals, and the words "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

      Section 6 of the Underwriting Agreement, filed as Exhibit h.1 to this Registration Statement, provides for each of the parties thereto, including the Registrant and the underwriters, to indemnify the others, their directors, officers, employees, agents and persons who control them against certain liabilities in connection with the offering described therein, including liabilities under the federal securities laws.


Item 31: Business and Other Connections of Investment Advisers

The information in the Statement of Additional Information under the captions "Management of the Fund - Trustees and Officers" and "Sub-Advisor and Sub-Sub-Advisor," and the Form ADV of Henderson Global Investors (North America) Inc. (File No. 801-47202) and Form ADV of Henderson Investment Management Limited (File No. 801-555577) filed with the Commission are hereby incorporated by reference.


Item 32: Location of Accounts and Records.

First Trust Advisors L.P. maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholders meetings and contracts of the Registrant, all advisory material of the investment adviser, all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records.


Item 33: Management Services

        Not applicable.


Item 34: Undertakings

1. Registrant undertakes to suspend the offering of its shares until it amends its prospectus if (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.      Not applicable.

3.      Not applicable.

4. The Registrant undertakes (a) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration
        Statement:

(1) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(2) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(c) that, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, if the Registrant is subject to Rule 430C; each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act of 1933, shall be deemed to be part of and included in this Registration Statement as of the date it is first used after effectiveness. Provided, however, that no statement made in this Registration Statement or prospectus that is part of this registration statement or made in a document incorporated or deemed incorporated by reference into this registration statement or prospectus that is art of this registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supercede or modify any statement that was made in this registration statement or prospectus that was part of this registration statement or made in any such document immediately prior to such date of first use;

(d) that for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of securities:

        The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act of 1933;

(2) the portion of any advertisement pursuant to Rule 482 under the Securities Act of 1933 relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5.      The Registrant undertakes that:

a. For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

b. For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Wheaton, and State of Illinois, on the 23rd day of September, 2015.

                                           FIRST TRUST DYNAMIC EUROPE EQUITY
                                           INCOME FUND


                                           By: /s/ Mark R. Bradley
                                              ---------------------------------
                                               Mark R. Bradley, President and
                                               Chief Executive Officer


      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


----------------------  ------------------------------  ------------------------
Signature               Title                           Date
----------------------  ------------------------------  ------------------------

/s/ Mark R. Bradley     President and Chief Executive
--------------------    Officer                         September 23, 2015
    Mark R. Bradley     (Principal Executive Officer)
----------------------  ------------------------------  ------------------------
                        Chief Financial Officer,
/s/ James M. Dykas      Chief Accounting Officer
--------------------    and Treasurer                   September 23, 2015
    James M. Dykas      (Principal Financial
                        and Accounting Officer)
----------------------  ------------------------------  ------------------------
                        Chairman of the Board
James A. Bowen(1)       and Trustee                  )
----------------------  ------------------------------
Richard E. Erickson(2)  Trustee                      )  By: /s/ W. Scott Jardine
----------------------  ------------------------------      --------------------
Thomas R. Kadlec(2)     Trustee                      )      W. Scott Jardine
----------------------  ------------------------------      Attorney-In-Fact
Robert F. Keith(2)      Trustee                      )      September 23, 2015
----------------------  ------------------------------
Niel B. Nielson(2)      Trustee                      )
----------------------  ------------------------------  ------------------------

---------------
(1) Original power of attorney authorizing Mark R. Bradley, W. Scott Jardine, Kristi A. Maher and Eric F. Fess to execute Registrant's Registration Statement, and Amendments thereto, for James A. Bowen, a trustee of the Registrant on whose behalf this Registration Statement is filed, was previously executed and is filed as Exhibit s.2 to the Registrant's Registration Statement on Form N-2 (File No. 333-205681).

(2) Original powers of attorney authorizing James A. Bowen, Mark R. Bradley, W. Scott Jardine, Kristi A. Maher and Eric F. Fess to execute Registrant's Registration Statement, and Amendments thereto, for Richard E. Erickson, Thomas
R. Kadlec, Robert F. Keith and Niel B. Nielson, trustees of the Registrant on whose behalf this Registration Statement is filed, were previously executed and are filed as Exhibit s.1 to the Registrant's Registration Statement on Form N-2 (File No. 333-205681).

                             INDEX TO EXHIBITS


b.    By-Laws of Fund.

e.    Terms and Conditions of the Dividend Reinvestment Plan.

g.1 Form of Investment Management Agreement between Registrant and First Trust Advisors L.P.

g.2 Form of Sub-Advisory Agreement between Registrant, First Trust Advisors L.P. and Henderson Global Investors (North America) Inc.

g.3 Form of Sub-Sub-Advisory Agreement between Registrant, First Trust Advisors L.P., Henderson Global Investors (North America) Inc. and Henderson Investment Management Limited

h.1   Form of Underwriting Agreement.

h.2   Form of Master Agreement Among Underwriters.

h.3   Form of Master Selected Dealers Agreement.

j.    Form of Custodian Services Agreement between Registrant and Fund
      Custodian.

k.1 Form of Transfer Agency Services Agreement between Registrant and Fund Transfer Agent.

k.2   Form of Administrative Agency Agreement.

k.3   Form of Structuring Fee Agreement with Wells Fargo Securities, LLC.

k.4.  Form of Structuring Fee Agreement with Morgan Stanley & Co. LLC.

k.5.  Form of Structuring Fee Agreement with UBS Securities LLC.

k.6.  Form of Structuring Fee Agreement with RBC Capital Markets, LLC.

k.7   Form of Fee Agreement with qualifying underwriters

l.1   Opinion and consent of Chapman and Cutler LLP.

l.2   Opinion and consent of Morgan, Lewis & Bockius LLP.

n.    Consent of Independent Registered Public Accounting Firm.

p.    Subscription Agreement between Registrant and First Trust Advisors L.P.

r.1   Code of Ethics of Registrant.

r.2   Code of Ethics of First Trust Portfolios L.P.

r.3   Code of Ethics of First Trust Advisors L.P.

r.4   Code of Ethics of Henderson Global Investors (North America) Inc.

r.5   Code of Ethics of Henderson Investment Management Limited